Exhibit 10.8

Execution Version

SECOND LIEN GUARANTEE AND COLLATERAL AGREEMENT

among

LEE ENTERPRISES, INCORPORATED,

CERTAIN SUBSIDIARIES OF LEE ENTERPRISES, INCORPORATED

and

WILMINGTON TRUST, NATIONAL ASSOCIATION,

as COLLATERAL AGENT

Dated as of March 31, 2014

Execution Version

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Section 3.6	Legal Names; Type of Organization (and Whether a Registered Organization and/or a Transmitting Utility); Jurisdiction of Organization; Location; Organizational Identification Numbers; Federal Employer Identification Number; Changes Thereto; etc	14

Section 3.7	[RESERVED]	15

Section 3.8	Certain Significant Transactions	15

Section 3.9	Non-UCC Property	15

Section 3.10	As-Extracted Collateral; Timber-to-be-Cut	16

Section 3.11	Collateral in the Possession of a Bailee	16

Section 3.12	Recourse	16

Section 3.13	Certain Representations and Warranties Regarding Certain Collateral	16

ARTICLE IV SPECIAL PROVISIONS CONCERNING ACCOUNTS; CONTRACT RIGHTS; INSTRUMENTS; CHATTEL PAPER AND CERTAIN OTHER COLLATERAL		17

Section 4.1	Additional Representations and Warranties	17

Section 4.2	Maintenance of Records	17

Section 4.3	Direction to Account Debtors; Contracting Parties; etc	18

Section 4.4	Modification of Terms; etc	18

Section 4.5	Collection	18

Section 4.6	Instruments	19

Section 4.7	Assignors Remain Liable Under Accounts	19

Section 4.8	Assignors Remain Liable Under Contracts	19

Section 4.9	Deposit Accounts; Etc	19

Section 4.10	Letter-of-Credit Rights	20

Section 4.11	Commercial Tort Claims	21

Section 4.12	Chattel Paper	21

Section 4.13	Further Actions	21

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ANNEX A	Schedule of Chief Executive Offices Address(es) of Chief Executive Office
ANNEX B	[Reserved]
ANNEX C	Schedule of Legal Names, Type of Organization (and Whether a Registered Organization and/or a Transmitting Utility), Jurisdiction of Organization, Location, Organizational Identification Numbers and Federal Employer Identification Numbers
ANNEX D	[Reserved]
ANNEX E	Description of Certain Significant Transactions Occurring Within One Year Prior to the Date of the Guarantee and Collateral Agreement
ANNEX F	Schedule of Deposit Accounts
ANNEX G	Schedule of Commercial Tort Claims
ANNEX H	Schedule of Marks and Applications; Internet Domain Name Registrations
ANNEX I	Schedule of Patents
ANNEX J	Schedule of Copyrights
ANNEX K	Grant of Security Interest in United States Trademarks
ANNEX L	Grant of Security Interest in United States Patents
ANNEX M	Grant of Security Interest in United States Copyrights
ANNEX N	Schedule of Stock
ANNEX O	Schedule of Notes
ANNEX P	Schedule of Limited Liability Company Interests
ANNEX Q	Schedule of Partnership Interests
ANNEX R	Form of Agreement Regarding Uncertificated Securities, Limited Liability Company Interests and Partnership Interests
ANNEX S	Schedule of Securities Accounts and Commodities Accounts
ANNEX T	Chattel Paper, Instruments and Certificated Securities

SECOND LIEN GUARANTEE AND COLLATERAL AGREEMENT

SECOND LIEN GUARANTEE AND COLLATERAL AGREEMENT, dated as of March 31, 2014, made by each of the undersigned assignors (each, an “Assignor” and, together with any other entity that becomes an assignor hereunder, the “Assignors”), in favor of Wilmington Trust, National Association, as collateral agent (together with any successor collateral agent, in such capacity, the “Collateral Agent” or the “Assignee”), for the benefit of the Secured Creditors (as defined below). Capitalized terms used herein but not defined herein (including Article XI hereof) have the meanings ascribed to them in the New York UCC or the Loan Agreement (each as defined below), as applicable.

W I T N E S S E T H:

WHEREAS, Lee Enterprises, Incorporated (the “Borrower”), the lenders from time to time party thereto (the “Lenders”), and Wilmington Trust, National Association, as administrative agent (together with any successor administrative agent, in such capacity, the “Administrative Agent”) for the Lenders, and the Collateral Agent have entered into a Second Lien Loan Agreement, dated as of March 31, 2014 (as amended, modified, restated and/or supplemented from time to time, the “Loan Agreement”), providing for the making of Loans to the Borrower, as contemplated therein (the Lenders, the Administrative Agent, the Collateral Agent and each other Agent are herein called the “Secured Creditors”);

WHEREAS, it is a condition precedent to the making of Loans to the Borrower under the Loan Agreement that each Assignor shall have executed and delivered to the Collateral Agent this Agreement; and

WHEREAS, each Assignor will obtain benefits from the incurrence of the Loans by the Borrower and, accordingly, desires to execute this Agreement in order to satisfy the condition described in the preceding paragraph and to induce the Lenders to make and continue the Loans to the Borrower;

NOW, THEREFORE, in consideration of the foregoing and other benefits accruing to each Assignor, the receipt and sufficiency of which are hereby acknowledged, each Assignor hereby makes the following representations and warranties to the Collateral Agent for the benefit of the Secured Creditors and hereby covenants and agrees with the Collateral Agent for the benefit of the Secured Creditors as follows:

ARTICLE I

GUARANTEE

Section 1.1 Guarantee. (a) Each Guarantor, jointly and severally, irrevocably, absolutely and unconditionally guarantees as a primary obligor and not merely as surety, to the Secured Creditors the full and prompt payment when due (whether at the stated maturity, by required prepayment, declaration, acceleration, demand or otherwise), subject to any applicable grace periods set forth in the Credit Documents, of the Guaranteed Obligations. Each Guarantor understands, agrees and confirms that the Secured Creditors may enforce the Guarantee up to the full amount of the Guaranteed Obligations against such Guarantor without proceeding against any other Guarantor, the Borrower, or against any security for the Guaranteed Obligations, or under any other guarantee covering all or a portion of the Guaranteed Obligations. The Guarantee is a guarantee of prompt payment and performance and not of collection.

(b) Additionally, each Guarantor, jointly and severally, unconditionally, absolutely and irrevocably, guarantees the payment of any and all Guaranteed Obligations whether or not due or payable by the Borrower upon the occurrence in respect of the Borrower of any of the events specified in Section 11.05 of the Loan Agreement, and unconditionally, absolutely and irrevocably, jointly and severally, promises to pay such Guaranteed Obligations to the Secured Creditors, or order, on demand.

Section 1.2 Liability of Guarantors Absolute. The liability of each Guarantor hereunder is primary, absolute, joint and several, and unconditional and is exclusive and independent of any security for or other guarantee of the indebtedness of the Borrower, whether executed by such Guarantor, any other Guarantor, any other guarantor or by any other party, and the liability of each Guarantor hereunder shall not be affected or impaired by any circumstance or occurrence whatsoever (other than the Satisfaction of the Guaranteed Obligations), including, without limitation: (a) any direction as to application of payment by the Borrower, or any other party, (b) any other continuing or other guarantee, undertaking or maximum liability of a Guarantor or of any other party as to the Guaranteed Obligations, (c) any payment on or in reduction of any such other guarantee or undertaking, (d) any dissolution, termination or increase, decrease or change in personnel by the Borrower, (e) the failure of the Guarantor to receive any benefit from or as a result of its execution, delivery and performance of the Guarantee, (f) any payment made to any Secured Creditor on the indebtedness which any Secured Creditor repays the Borrower pursuant to court order in any bankruptcy, reorganization, arrangement, moratorium or other debtor relief proceeding, and each Guarantor waives any right to the deferral or modification of its obligations hereunder by reason of any such proceeding, (g) any action or inaction by the Secured Creditors as contemplated in Section 1.5 hereof or (h) any invalidity, rescission, irregularity or unenforceability of all or any part of the Guaranteed Obligations or of any security therefor.

Section 1.3 Obligations of Guarantors Independent. The obligations of each Guarantor hereunder are independent of the obligations of any other Guarantor, any other guarantor, the Borrower, and a separate action or actions may be brought and prosecuted against each Guarantor whether or not action is brought against any other Guarantor, any other guarantor, the Borrower and whether or not any other Guarantor, any other guarantor, the Borrower be joined in any such action or actions. Each Guarantor waives (to the fullest extent permitted by applicable law) the benefits of any statute of limitations affecting its liability hereunder or the enforcement thereof. Any payment by the Borrower or other circumstance which operates to toll any statute of limitations as to the Borrower shall operate to toll the statute of limitations as to each Guarantor.

Section 1.4 Waivers by Guarantors. (a) Each Guarantor hereby waives (to the fullest extent permitted by applicable law) notice of acceptance of the Guarantee and notice of the existence, creation or incurrence of any new or additional liability to which it may apply, and waives promptness, diligence, presentment, demand of payment, demand for performance, protest, notice of dishonor or nonpayment of any such liabilities, suit or taking of other action by

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the Administrative Agent or any other Secured Creditor against, and any other notice to, any party liable thereon (including such Guarantor, any other Guarantor, any other guarantor, or the Borrower) and each Guarantor further hereby waives any and all notice of the creation, renewal, extension or accrual of any of the Guaranteed Obligations and notice or proof of reliance by any Secured Creditor upon the Guarantee, and the Guaranteed Obligations shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended, modified, supplemented or waived, in reliance upon the Guarantee.

(b) Each Guarantor waives any right to require the Secured Creditors to: (i) proceed against the Borrower, any other Guarantor, any other guarantor of the Guaranteed Obligations or any other party; (ii) proceed against or exhaust any security held from the Borrower, any other Guarantor, any other guarantor of the Guaranteed Obligations or any other party; or (iii) pursue any other remedy in the Secured Creditors’ power whatsoever. Each Guarantor waives any defense based on or arising out of any defense of the Borrower, any other Guarantor, any other guarantor of the Guaranteed Obligations or any other party other than Satisfaction of the Guaranteed Obligations, including, without limitation, any defense based on or arising out of the disability of the Borrower, any other guarantor of the Guaranteed Obligations or any other party, or the unenforceability of the Guaranteed Obligations or any part thereof from any cause, or the cessation from any cause of the liability of the Borrower other than Satisfaction of the Guaranteed Obligations. Subject to Section 12.14 hereof, the Secured Creditors may, at their election, foreclose on any collateral serving as security held by the Administrative Agent, the Collateral Agent or the other Secured Creditors by one or more judicial or nonjudicial sales, whether or not every aspect of any such sale is commercially reasonable (to the extent such sale is permitted by applicable law), or exercise any other right or remedy the Secured Creditors may have against the Borrower or any other party, or any security, without affecting or impairing in any way the liability of any Guarantor hereunder except to the extent of the Satisfaction of the Guaranteed Obligations. Each Guarantor waives any defense arising out of any such election by the Secured Creditors, even though such election operates to impair or extinguish any right of reimbursement, contribution, indemnification or subrogation or other right or remedy of such Guarantor against the Borrower, any other guarantor of the Guaranteed Obligations or any other party or any security.

(c) Each Guarantor has knowledge and assumes all responsibility for being and keeping itself informed of the Borrower’s and each other Guarantor’s financial condition, affairs and assets, and of all other circumstances bearing upon the risk of nonpayment of the Guaranteed Obligations and the nature, scope and extent of the risks which such Guarantor assumes and incurs hereunder, and has adequate means to obtain from the Borrower, and each other Guarantor on an ongoing basis information relating thereto and the Borrower’s, and each other Guarantor’s ability to pay and perform its respective Guaranteed Obligations, and agrees to assume the responsibility for keeping, and to keep, so informed for so long as the Guarantee is in effect. Each Guarantor acknowledges and agrees that (x) the Secured Creditors shall have no obligation to investigate the financial condition or affairs of the Borrower, or any other Guarantor for the benefit of such Guarantor nor to advise such Guarantor of any fact respecting, or any change in, the financial condition, assets or affairs of the Borrower, or any other Guarantor that might become known to any Secured Creditor at any time, whether or not such Secured Creditor knows or believes or has reason to know or believe that any such fact or

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change is unknown to such Guarantor, or might (or does) increase the risk of such Guarantor as guarantor hereunder, or might (or would) affect the willingness of such Guarantor to continue as a guarantor of the Guaranteed Obligations hereunder and (y) the Secured Creditors shall have no duty to advise any Guarantor of information known to them regarding any of the aforementioned circumstances or risks.

(d) Each Guarantor hereby acknowledges and agrees that no Secured Creditor nor any other Person shall be under any obligation (a) to marshal any assets in favor of such Guarantor or in payment of any or all of the liabilities of the Borrower under the Credit Documents or the obligation of such Guarantor hereunder or (b) to pursue any other remedy that such Guarantor may or may not be able to pursue itself any right to which such Guarantor hereby waives.

(e) Each Guarantor warrants and agrees that each of the waivers set forth in Section 1.3 and in this Section 1.4 is made with full knowledge of its significance and consequences and that if any of such waivers are determined to be contrary to any applicable law or public policy, such waivers shall be effective only to the maximum extent permitted by applicable law.

Section 1.5 Rights of Secured Creditors. Subject to Sections 1.4 and 12.14, hereof, any Secured Creditor may (except as shall be required by applicable statute and cannot be waived) at any time and from time to time without the consent of, or notice to, any Guarantor, without incurring responsibility to such Guarantor, without impairing or releasing the obligations or liabilities of such Guarantor hereunder, upon or without any terms or conditions and in whole or in part:

(a) change the manner, place or terms of payment of, and/or change, increase or extend the time of payment of, renew, increase, accelerate or alter, any of the Guaranteed Obligations (including, without limitation, any increase or decrease in the rate of interest thereon or the principal amount thereof), any security therefor, or any liability incurred directly or indirectly in respect thereof, and the guarantee herein made shall apply to the Guaranteed Obligations as so changed, extended, increased, accelerated, renewed or altered;

(b) take and hold security for the payment of the Guaranteed Obligations and sell, exchange, release, surrender, impair, realize upon or otherwise deal with in any manner and in any order any property or other collateral by whomsoever at any time pledged or mortgaged to secure, or howsoever securing, the Guaranteed Obligations or any liabilities (including any of those hereunder) incurred directly or indirectly in respect thereof or hereof, and/or any offset thereagainst;

(c) exercise or refrain from exercising any rights against the Borrower, any other Credit Party, any Subsidiary thereof, any other guarantor of the Borrower or others or otherwise act or refrain from acting;

(d) release or substitute any one or more endorsers, Guarantors, other guarantors, the Borrower or other obligors;

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(e) settle or compromise any of the Guaranteed Obligations, any security therefor or any liability (including any of those hereunder) incurred directly or indirectly in respect thereof or hereof, and may subordinate the payment of all or any part thereof to the payment of any liability (whether due or not) of the Borrower to creditors of the Borrower other than the Secured Creditors;

(f) apply any sums by whomsoever paid or howsoever realized to any Guaranteed Obligations regardless of what Guaranteed Obligations remain unpaid;

(g) consent to or waive any breach of, or any act, omission or default under the Credit Documents or any of the instruments or agreements referred to therein, or otherwise amend, modify or supplement the Credit Documents or any of such other instruments or agreements;

(h) act or fail to act in any manner which may deprive such Guarantor of its right to subrogation against the Borrower to recover full indemnity for any payments made pursuant to the Guarantee; and/or

(i) take any other action or omit to take any other action which would, under otherwise applicable principles of common law, give rise to a legal or equitable discharge of such Guarantor from its liabilities under the Guarantee (including, without limitation, any action or omission whatsoever that might otherwise vary the risk of such Guarantor or constitute a legal or equitable defense to or discharge of the liabilities of a guarantor or surety or that might otherwise limit recourse against such Guarantor).

No invalidity, illegality, irregularity or unenforceability of all or any part of the Guaranteed Obligations, the Credit Documents or any other agreement or instrument relating to the Guaranteed Obligations or of any security or guarantee therefor shall affect, impair or be a defense to the Guarantee, and the Guarantee shall be primary, absolute and unconditional notwithstanding the occurrence of any event or the existence of any other circumstances which might constitute a legal or equitable discharge of a surety or guarantor except Satisfaction of the Guaranteed Obligations.

Section 1.6 Continuing Guarantee. The Guarantee is a continuing one and all liabilities to which it applies or may apply under the terms hereof shall be conclusively presumed to have been created in reliance hereon. No failure or delay on the part of any Secured Creditor in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein expressly specified are cumulative and not exclusive of any rights or remedies which any Secured Creditor would otherwise have. No notice to or demand on any Guarantor in any case shall entitle such Guarantor to any other further notice or demand in similar or other circumstances or constitute a waiver of the rights of any Secured Creditor to any other or further action in any circumstances without notice or demand. It is not necessary for any Secured Creditor to inquire into the capacity or powers of the Borrower or the officers, directors, partners or agents acting or purporting to act on its or their behalf, and any indebtedness made or created in reliance upon the professed exercise of such powers shall be guaranteed hereunder.

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Section 1.7 Subordination of Indebtedness Held by Guarantors. Any indebtedness of the Borrower now or hereafter held by any Guarantor is hereby subordinated to the indebtedness of the Borrower to the Secured Creditors; and such indebtedness of the Borrower to any Guarantor, if the Administrative Agent or the Collateral Agent, after an Event of Default has occurred and is continuing and subject to the applicable Intercreditor Agreements, so requests, shall be collected, enforced and received by such Guarantor as trustee for the Secured Creditors and be paid over to the Secured Creditors on account of the indebtedness of the Borrower to the Secured Creditors, but without affecting or impairing in any manner the liability of such Guarantor under the other provisions of the Guarantee. Prior to the transfer by any Guarantor of any note or negotiable instrument evidencing any indebtedness of the Borrower to such Guarantor, such Guarantor shall mark such note or negotiable instrument with a legend that the same is subject to this subordination. Without limiting the generality of the foregoing, each Guarantor hereby agrees with the Secured Creditors that it will not exercise any right of subrogation which it may at any time otherwise have as a result of the Guarantee (whether contractual, under Section 509 of the Bankruptcy Code or otherwise) until the Satisfaction Date of the Guaranteed Obligations; provided, that if any amount shall be paid to such Guarantor on account of such subrogation rights at any time prior to the Satisfaction Date of the Guaranteed Obligations, such amount shall be held in trust for the benefit of the Secured Creditors and, subject to the applicable Intercreditor Agreements, shall forthwith be paid to the Secured Creditors to be credited and applied upon the Guaranteed Obligations, whether matured or unmatured, in accordance with the terms of the Credit Documents or, if the Credit Documents do not provide for the application of such amount, to be held by the Secured Creditors as collateral security for any Guaranteed Obligations thereafter existing.

Section 1.8 Guarantee Enforceable by Administrative Agent or Collateral Agent. Notwithstanding anything to the contrary contained elsewhere in the Guarantee, the Secured Creditors agree (by their acceptance of the benefits of the Guarantee) that the Guarantee may be enforced only by the action of the Administrative Agent or the Collateral Agent, in each case acting upon the instructions of the Required Secured Creditors and that no other Secured Creditor shall have any right individually to seek to enforce or to enforce the Guarantee or to realize upon the security granted by this Agreement, it being understood and agreed that such rights and remedies may be exercised by the Administrative Agent or the Collateral Agent, for the benefit of the Secured Creditors upon the terms of the Guarantee and the Security Documents. The Secured Creditors further agree that the Guarantee may not be enforced against any director, officer, employee, partner, member or stockholder of any Guarantor (except to the extent such partner, member or stockholder is also a Guarantor hereunder). It is understood and agreed that the agreement in this Section 1.8 (other than the agreement set forth in the immediately preceding sentence) is among and solely for the benefit of the Secured Creditors and that, if the Required Secured Creditors so agree (without requiring the consent of any Guarantor), the Guarantee may be directly enforced by any Secured Creditor.

Section 1.9 Reinstatement. If at any time any payment of the principal, interest or any other amount payable under the Loan Agreement or any other Credit Document (including a payment exercised through a right of setoff) is rescinded or is or must be otherwise restored or returned upon the insolvency, bankruptcy or reorganization of any Assignor or otherwise (including pursuant to any settlement entered into by any Secured Creditor in its

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discretion), each of the Guarantors’ obligations hereunder with respect to such payment shall be reinstated as though such payment had been due but not made at such time.

Section 1.10 Release of Guarantors. (a) In the event that all of the Capital Stock of one or more Guarantors is sold or otherwise disposed of or liquidated in compliance with the requirements of the Loan Agreement (or such sale, other disposition or liquidation has been approved in writing by the Required Lenders (or all the Lenders if required by Section 13.12 of the Loan Agreement)) and the proceeds of such sale, disposition or liquidation are applied in accordance with the provisions of the Loan Agreement, to the extent applicable, such Guarantor shall, upon consummation of such sale or other disposition (except to the extent that such sale or disposition is to the Borrower or another Restricted Subsidiary thereof), be released from the Guarantee automatically and without further action and the Guarantee shall, as to each Guarantor, terminate, and have no further force or effect (it being understood and agreed that the sale of one or more Persons that own, directly or indirectly, all of the Capital Stock of any Guarantor shall be deemed to be a sale of such Guarantor for the purposes of this Section 1.10(a)).

(b) Upon the designation of any Restricted Subsidiary that is a Guarantor as an Unrestricted Subsidiary in compliance with the Loan Agreement, each such Guarantor shall be released from the Guarantee automatically and without further action and the Guarantee shall, as to each such Guarantor, terminate, and have no further force or effect.

(c) Upon the Satisfaction Date of the Guaranteed Obligations, the Guarantors shall be released from the Guarantee automatically and without further action and the Guarantee shall, as to each Guarantor, terminate, and have no further force or effect.

Section 1.11 Contribution. At any time a payment in respect of the Guaranteed Obligations is made under the Guarantee, the right of contribution of each Guarantor against each other Guarantor shall be determined as provided in the immediately following sentence, with the right of contribution of each Guarantor to be revised and restated as of each date on which a payment (a “Relevant Payment”) is made on the Guaranteed Obligations under the Guarantee. At any time that a Relevant Payment is made by a Guarantor that results in the aggregate payments made by such Guarantor in respect of the Guaranteed Obligations to and including the date of the Relevant Payment exceeding such Guarantor’s Contribution Percentage (as defined below) of the aggregate payments made by all Guarantors in respect of the Guaranteed Obligations to and including the date of the Relevant Payment (such excess, the “Aggregate Excess Amount”), each such Guarantor shall have a right of contribution against each other Guarantor who has made payments in respect of the Guaranteed Obligations to and including the date of the Relevant Payment in an aggregate amount less than such other Guarantor’s Contribution Percentage of the aggregate payments made to and including the date of the Relevant Payment by all Guarantors in respect of the Guaranteed Obligations (the aggregate amount of such deficit, the “Aggregate Deficit Amount”) in an amount equal to (x) a fraction the numerator of which is the Aggregate Excess Amount of such Guarantor and the denominator of which is the Aggregate Excess Amount of all Guarantors multiplied by (y) the Aggregate Deficit Amount of such other Guarantor. A Guarantor’s right of contribution pursuant to the preceding sentences shall arise at the time of each computation, subject to adjustment to the time of each computation; provided that no Guarantor may take any action to

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enforce such right until the occurrence of the Satisfaction Date of the Guaranteed Obligations, it being expressly recognized and agreed by all parties hereto that any Guarantor’s right of contribution arising pursuant to this Section 1.11 against any other Guarantor shall be expressly junior and subordinate to such other Guarantor’s obligations and liabilities in respect of the Guaranteed Obligations and any other obligations owing under the Guarantee. As used in this Section 1.11: (i) each Guarantor’s “Contribution Percentage” shall mean the percentage obtained by dividing (x) the Adjusted Net Worth (as defined below) of such Guarantor by (y) the aggregate Adjusted Net Worth of all Guarantors; (ii) the “Adjusted Net Worth” of each Guarantor shall mean the greater of (x) the Net Worth (as defined below) of such Guarantor and (y) zero; and (iii) the “Net Worth” of each Guarantor shall mean the amount by which the fair saleable value of such Guarantor’s assets on the date of any Relevant Payment exceeds its existing debts and other liabilities (including contingent liabilities, but without giving effect to any Guaranteed Obligations arising under the Guarantee on such date). Notwithstanding anything to the contrary contained above, any Guarantor that is released from the Guarantee pursuant to Section 1.10 hereof shall thereafter have no contribution obligations, or rights, pursuant to this Section 1.11, and at the time of any such release, if the released Guarantor had an Aggregate Excess Amount or an Aggregate Deficit Amount, same shall be deemed reduced to $0, and the contribution rights and obligations of the remaining Guarantors shall be recalculated on the respective date of release (as otherwise provided above) based on the payments made hereunder by the remaining Guarantors. All parties hereto recognize and agree that, except for any right of contribution arising pursuant to this Section 1.11, each Guarantor who makes any payment in respect of the Guaranteed Obligations shall have no right of contribution or subrogation against any other Guarantor in respect of such payment until the occurrence of the Satisfaction Date of the Guaranteed Obligations. Each of the Guarantors recognizes and acknowledges that the rights to contribution arising hereunder shall constitute an asset in favor of the party entitled to such contribution. In this connection, each Guarantor has the right to waive its contribution right against any Guarantor to the extent that after giving effect to such waiver such Guarantor would remain solvent, in the determination of the Required Lenders.

Section 1.12 Limitation on Guaranteed Obligations. Each Guarantor and each Secured Creditor (by its acceptance of the benefits of the Guarantee) hereby confirms that it is its intention that the Guarantee not constitute a fraudulent transfer or conveyance for purposes of the Bankruptcy Code, the Uniform Fraudulent Conveyance Act of any similar federal or state law. To effectuate the foregoing intention, each Guarantor and each Secured Creditor (by its acceptance of the benefits of the Guarantee) hereby irrevocably agrees that the Guaranteed Obligations guaranteed by such Guarantor shall be limited to such amount as will, after giving effect to such maximum amount and all other (contingent or otherwise) liabilities of such Guarantor that are relevant under such laws and after giving effect to any rights to contribution pursuant to any agreement providing for an equitable contribution among such Guarantor and the other Guarantors, result in the Guaranteed Obligations of such Guarantor in respect of such maximum amount not constituting a fraudulent transfer or conveyance.

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ARTICLE II

SECURITY INTERESTS

Section 2.1 Grant of Security Interests. (a) As security for the prompt and complete payment and performance when due of all of its Obligations, each Assignor does hereby assign and transfer unto the Collateral Agent, and does hereby pledge and grant to the Collateral Agent, for the benefit of the Secured Creditors, a continuing security interest in all of the right, title and interest of such Assignor in, to and under all of the following personal property and fixtures (and all rights therein) of such Assignor, or in which or to which such Assignor has any rights, in each case whether now existing or hereafter from time to time acquired:

(i) each and every Account;

(ii) all cash;

(iii) the Cash Collateral Accounts and all monies, securities, Instruments and other investments deposited or required to be deposited in the Cash Collateral Accounts;

(iv) all Chattel Paper (including, without limitation, all Tangible Chattel Paper and all Electronic Chattel Paper);

(v) all Commercial Tort Claims as described on Annex G as updated from time to time;

(vi) all computer programs of such Assignor and all intellectual property rights therein and all other proprietary information of such Assignor, including but not limited to Domain Names and Trade Secret Rights;

(vii) all Contracts, together with all Contract Rights arising thereunder;

(viii) all Equipment;

(ix) all Deposit Accounts and all other demand, deposit, time, savings, cash management, passbook and similar accounts maintained by such Assignor with any Person and all monies, securities, Instruments and other investments deposited or required to be deposited in any of the foregoing;

(x) all Documents;

(xi) all General Intangibles;

(xii) all Goods;

(xiii) all Instruments;

(xiv) all Intellectual Property;

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(xv) all Inventory;

(xvi) all Financial Assets;

(xvii) all Joint Venture Investment Property;

(xviii) all Letter-of-Credit Rights (whether or not the respective letter of credit is evidenced by a writing);

(xix) all Notes;

(xx) all Permits;

(xxi) all Security Entitlements and other Investment Property (to the extent not already covered by another clause of this Section 2.1(a));

(xxii) all Supporting Obligations;

(xxiii) all Fixtures;

(xxiv) all other goods and personal property, whether tangible or intangible; and

(xxv) all Proceeds and products of, and all accessions to, substitutions and replacements for, and rents, profits and products of, any and all of the foregoing

(all of the above, the “Collateral”).

Notwithstanding the foregoing, the term “Collateral” shall not include any Excluded Property.

(b) The security interest of the Collateral Agent under this Agreement automatically (and without the taking of any action by any Assignor) extends to all Collateral which any Assignor may acquire (including, without limitation, by purchase, stock dividend, distribution or otherwise), or with respect to which such Assignor may obtain rights, at any time during the term of this Agreement and such Collateral shall automatically be subject to the security interest created pursuant hereto. Each Assignor shall (to the extent provided below) take the following actions as set forth below (as promptly as practicable and, in any event, within 10 days (or, in the case of any Pulitzer Assignor at any time prior to the Pulitzer Debt Satisfaction Date, within five Business Days) after it obtains such Collateral) for the benefit of the Collateral Agent and the other Secured Creditors:

(i) with respect to a Certificated Security (other than a Certificated Security credited on the books of a Clearing Corporation or Securities Intermediary), such Assignor shall physically deliver such Certificated Security to the Collateral Agent, endorsed to the Collateral Agent or endorsed in blank;

(ii) with respect to an Uncertificated Security (other than an Uncertificated Security credited on the books of a Clearing Corporation or Securities Intermediary),

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such Assignor shall cause the issuer of such Uncertificated Security to duly authorize, execute, and deliver to the Collateral Agent, an agreement for the benefit of the Collateral Agent and the other Secured Creditors substantially in the form of Annex R (appropriately completed to the satisfaction of the Collateral Agent and with such modifications, if any, as shall be satisfactory to the Collateral Agent) pursuant to which such issuer agrees to comply with any and all instructions originated by the Collateral Agent without further consent by the registered owner and not to comply with instructions regarding such Uncertificated Security (and any Partnership Interests and Limited Liability Company Interests issued by such issuer) originated by any other Person other than a court of competent jurisdiction;

(iii) with respect to a Certificated Security, Uncertificated Security, Partnership Interest or Limited Liability Company Interest credited on the books of a Clearing Corporation or Securities Intermediary (including a Federal Reserve Bank, Participants Trust Company or The Depository Trust Company), such Assignor shall promptly notify the Collateral Agent thereof and shall promptly take (x) all actions required (i) to comply with the applicable rules of such Clearing Corporation or Securities Intermediary and (ii) to perfect the security interest of the Collateral Agent under applicable law (including, in any event, under Sections 9-314(a), (b) and (c), 9-106 and 8-106(d) of the UCC) and (y) such other actions as the Collateral Agent deems necessary or desirable to effect the foregoing;

(iv) with respect to any Capital Stock (other than a Partnership Interest or Limited Liability Company Interest credited on the books of a Clearing Corporation or Securities Intermediary), (1) if such Capital Stock is represented by a certificate and is a Security for purposes of the UCC, the procedure set forth in Section 2.1(b)(i) hereof, and (2) if such Capital Stock is not represented by a certificate or is not a Security for purposes of the UCC, the procedure set forth in Section 2.1(b)(ii) hereof;

(v) with respect to any Note, such Assignor shall physically deliver such Note to the Collateral Agent, endorsed in blank, or, at the request of the Collateral Agent, endorsed to the Collateral Agent in accordance with Section 4.6; and

(vi) with respect to cash proceeds from any of the Collateral (other than cash proceeds received from a disposition of Collateral permitted under and applied in accordance with the Credit Documents), at the reasonable request of the Collateral Agent or upon an occurrence of a Default or an Event of Default, (i) establishment by the Collateral Agent of a cash account in the name of such Assignor over which the Collateral Agent shall have “control” within the meaning of the UCC and at any time any Default or Event of Default is in existence no withdrawals or transfers may be made therefrom by any Person except with the prior written consent of the Collateral Agent and (ii) deposit of such cash in such cash account.

(c) In addition to the actions required to be taken pursuant to Section 2.1(b) hereof, each Assignor shall take the following additional actions with respect to the Collateral:

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(i) with respect to all Collateral of such Assignor whereby or with respect to which the Collateral Agent may obtain “control” thereof within the meaning of Section 9-104, 9-105, 9-106, 8-106, and 9-107 of the New York UCC (or under any provision of the UCC, or under the laws of any relevant State other than the State of New York), such Assignor shall take all actions as may be reasonably requested from time to time by the Collateral Agent, in accordance with this Section 2.1, and Sections 4.10 and 4.12, so that “control” of such Collateral is obtained and at all times held by the Collateral Agent; and

(ii) in accordance with Section 8.5, each Assignor shall from time to time cause to be filed appropriate financing statements (on appropriate forms) under the UCC as in effect in the applicable States, covering all Collateral hereunder (with the form of such financing statements to be satisfactory to the Collateral Agent), to be filed in the relevant filing offices so that at all times the Collateral Agent’s security interest in all Investment Property and other Collateral which can be perfected by the filing of such financing statements (in each case to the maximum extent perfection by filing may be obtained under the laws of the relevant States, including, without limitation, Section 9-312(a) of the New York UCC) is so perfected.

Section 2.2 Lien Subordination; Bailee for Perfection. (a) Notwithstanding anything in this Agreement to the contrary, it is the understanding of the parties that the Liens granted pursuant to Section 2.1 herein shall, (x) with respect to any such Liens granted in Common Collateral (as defined in the Lee Intercreditor Agreement) prior to the First Priority Obligations Payment Date (as defined in the Lee Intercreditor Agreement), be subject and subordinate to the First Priority Lien (as defined in the Lee Intercreditor Agreement) on such Collateral pursuant to the terms of the Lee Intercreditor Agreement and (y) with respect to any such Liens granted in Common Collateral (as defined in the Pulitzer Intercreditor Agreement) prior to the First Priority Obligations Payment Date (as defined in the Pulitzer Intercreditor Agreement), be subject and subordinate to the First Priority Lien (as defined in the Pulitzer Intercreditor Agreement) on such Collateral pursuant to the terms of the Pulitzer Intercreditor Agreement.

(b) Notwithstanding anything herein to the contrary, (x) subject to the terms of the Lee Intercreditor Agreement and the Pulitzer Intercreditor Agreement, as applicable, and until (but not after) the First Priority Obligations Payment Date (as defined in the Lee Intercreditor Agreement or the Pulitzer Intercreditor Agreement, as applicable), (i) the requirements of this Agreement to endorse, assign or deliver Collateral to the Collateral Agent, or to provide the Collateral Agent “control” (within the meaning of the UCC) over the Collateral, shall be deemed satisfied by endorsement, assignment or delivery of such Collateral to the First Priority Representative or by exercise of control over such Collateral by the First Priority Representative in each case as bailee and agent for the Collateral Agent pursuant to the Lee Intercreditor Agreement or the Pulitzer Intercreditor Agreement, as applicable, and (ii) any endorsement, assignment or delivery of Collateral to the First Priority Representative or control over the Collateral by the First Priority Representative, in each case as bailee and agent for the Collateral Agent pursuant to the Lee Intercreditor Agreement or the Pulitzer Intercreditor Agreement, as applicable, shall be deemed an endorsement, assignment or delivery to, or control by, the Collateral Agent for all purposes hereunder, and (y) the requirement of this Agreement to endorse, assign or deliver to the Collateral Agent, or to otherwise provide the

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Collateral Agent “control” (within the meaning of the UCC) over, any Investment Property of an Assignor, shall not apply to any Excluded Property.

Section 2.3 Power of Attorney. Subject to the applicable Intercreditor Agreements, each Assignor hereby constitutes and appoints the Collateral Agent its true and lawful attorney, irrevocably, with full power after the occurrence of and during the continuance of an Event of Default (in the name of such Assignor or otherwise) to act, require, demand, receive, compound and give acquittance for any and all moneys and claims for moneys due or to become due to such Assignor under or arising out of the Collateral, to endorse any checks or other instruments or orders in connection therewith and to file any claims or take any action or institute any proceedings which the Collateral Agent may deem to be reasonably necessary or advisable to protect the interests of the Secured Creditors, which appointment as attorney is coupled with an interest.

ARTICLE III

GENERAL REPRESENTATIONS, WARRANTIES AND COVENANTS

Each Assignor represents, warrants and covenants, which representations, warranties and covenants shall survive execution and delivery of this Agreement, as follows:

Section 3.1 Necessary Filings. Except as otherwise permitted by this Agreement, all filings, registrations, recordings and other actions reasonably necessary or appropriate to create, preserve and perfect the security interest granted by such Assignor to the Collateral Agent hereby in respect of the Collateral have been accomplished and the security interest granted to the Collateral Agent pursuant to this Agreement in and to the Collateral creates a valid and, together with all such filings, registrations, recordings and other actions, a perfected security interest therein prior to the rights of all other Persons (other than the applicable First Priority Representative and, with respect to the Lee Collateral, the collateral agent under the First Lien Notes Indenture to the extent set forth in the Lee Intercreditor Agreement) therein and subject to no other Liens (other than Liens permitted by Section 10.03 of the Loan Agreement) and is entitled to all the rights, priorities and benefits afforded by the UCC or other relevant law as enacted in any relevant jurisdiction to perfected security interests, in each case to the extent that the Collateral consists of the type of property in which a security interest may be perfected by possession or control (within the meaning of the New York UCC), by filing a financing statement under the UCC as enacted in any relevant jurisdiction or by a filing of a Grant of Security Interest in the respective form attached hereto in the United States Patent and Trademark Office or in the United States Copyright Office.

Section 3.2 No Liens. Such Assignor is, and as to all Collateral acquired by it from time to time after the date hereof such Assignor will be, the owner of all Collateral free from any Lien or other right, title or interest of any Person (other than Liens permitted by Section 10.03 of the Loan Agreement), and such Assignor shall defend the Collateral against all claims and demands of all Persons at any time claiming the same or any interest therein adverse to the Collateral Agent.

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Section 3.3 Other Financing Statements. As of the date hereof, there is no financing statement (or similar statement or instrument of registration under the law of any jurisdiction) covering or purporting to cover any interest of any kind in the Collateral (other than financing statements filed in respect of Liens permitted by Section 10.03 of the Loan Agreement), and so long as the Termination Date has not occurred, such Assignor will not execute or authorize or request to be filed in any public office any financing statement (or similar statement or instrument of registration under the law of any jurisdiction) or statements relating to the Collateral, except financing statements filed or to be filed in respect of and covering the security interests granted hereby by such Assignor, in connection with Liens permitted by Section 10.03 of the Loan Agreement or financing statement amendments or terminations in connection with the release of Collateral pursuant to the terms of the Credit Documents.

Section 3.4 Chief Executive Office, Record Locations. The chief executive office of such Assignor is, on the date of this Agreement, located at the address indicated on Annex A hereto for such Assignor. During the period of the four calendar months preceding the date of this Agreement, the chief executive office of such Assignor has not been located at any address other than that indicated on Annex A in accordance with the immediately preceding sentence, in each case unless each such other address is also indicated on Annex A hereto for such Assignor.

Section 3.5 [RESERVED].

Section 3.6 Legal Names; Type of Organization (and Whether a Registered Organization and/or a Transmitting Utility); Jurisdiction of Organization; Location; Organizational Identification Numbers; Federal Employer Identification Number; Changes Thereto; etc. The exact legal name of each Assignor, the type of organization of such Assignor, whether or not such Assignor is a Registered Organization, the jurisdiction of organization of such Assignor, such Assignor’s Location, the organizational identification number (if any) of such Assignor, the Federal Employer Identification Number (if any); and whether or not such Assignor is a Transmitting Utility, is listed on Annex C hereto for such Assignor. Such Assignor shall not change its legal name, its type of organization, its status as a Registered Organization (in the case of a Registered Organization), its status as a Transmitting Utility or as a Person which is not a Transmitting Utility, as the case may be, its jurisdiction of organization, its Location, its organizational identification number (if any), or its Federal Employer Identification Number (if any) from that used on Annex C hereto, except that any such changes shall be permitted (so long as not in violation of the applicable requirements of the Credit Documents and so long as the same do not involve (x) a Registered Organization ceasing to constitute the same or (y) such Assignor changing its jurisdiction of organization or Location from the United States or a State thereof to a jurisdiction of organization or Location, as the case may be, outside the United States or a State thereof) if (i) it shall have given to the Collateral Agent not less than 15 days’ (or, in the case of any Pulitzer Assignor at any time prior to the Pulitzer Debt Satisfaction Date, 30 days’) prior written notice of each change to the information listed on Annex C (as adjusted for any subsequent changes thereto previously made in accordance with this sentence), together with a supplement to Annex C which shall correct all information contained therein for such Assignor, and (ii) in connection with such change or changes, it shall have taken all action reasonably requested by the Collateral Agent to maintain the security interests of the Collateral Agent in the Collateral intended to be granted hereby at all times fully perfected and in full force

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and effect. Notwithstanding anything to the contrary in the immediately preceding sentence, at any time prior to the Pulitzer Debt Satisfaction Date, (i) no Pulitzer Assignor shall change its jurisdiction of organization without the prior written consent of the Collateral Agent and (ii) in the event that any Pulitzer Assignor shall change its chief executive office or principal place of business (provided that the new location is leased to such Assignor), then, concurrently with entering into the lease for the new location, such Assignor shall furnish to the Collateral Agent, an executed and delivered access agreement in favor of the Collateral Agent with respect to such new location, in form and substance reasonably satisfactory to the Collateral Agent. In addition, to the extent that such Assignor does not have an organizational identification number on the date hereof and later obtains one, such Assignor shall promptly thereafter notify the Collateral Agent of such organizational identification number and shall take all actions reasonably satisfactory to the Collateral Agent to the extent necessary to maintain the security interest of the Collateral Agent in the Collateral intended to be granted hereby fully perfected and in full force and effect.

Section 3.7 [RESERVED].

Section 3.8 Certain Significant Transactions. During the one year period preceding the date of this Agreement, no Person shall have merged or consolidated with or into any Assignor, and no Person shall have liquidated into, or transferred all or substantially all of its assets to, any Assignor, in each case except as described in Annex E hereto. With respect to any transactions so described in Annex E hereto, the respective Assignor shall have furnished such information with respect to the Person (and the assets of the Person and locations thereof) which merged with or into or consolidated with such Assignor, or was liquidated into or transferred all or substantially all of its assets to such Assignor, and shall have furnished to the Collateral Agent such UCC lien searches as may have been requested with respect to such Person and its assets, to establish that no security interest (excluding Liens permitted by Section 10.03 of the Loan Agreement) continues perfected on the date hereof with respect to any Person described above (or the assets transferred to the respective Assignor by such Person), including without limitation pursuant to Section 9-316(a)(3) of the UCC.

Section 3.9 Non-UCC Property. The aggregate fair market value (as determined by the Assignors in good faith) of all Collateral of the Assignors of the types described in clauses (1), (2) and (3) of Section 9-311(a) (other than Copyrights, Marks and Patents which are the subject of a filing of a grant of security interest in the respective form attached hereto in the United States Patent and Trademark Office or in the United States Copyright Office) of the UCC does not exceed $5,000,000. If the aggregate value of all such Collateral at any time owned by all Assignors exceeds $5,000,000, the Assignors shall provide prompt written notice thereof to the Collateral Agent and, upon the request of the Collateral Agent, the Assignors shall promptly (and in any event within 30 days) take such actions (at their own cost and expense) as may be required under the respective United States, State or other laws referenced in Section 9-311(a) of the UCC to perfect the security interests granted herein in any Collateral where the filing of a financing statement does not perfect the security interest in such property in accordance with the provisions of Section 9-311(a) of the UCC.

Section 3.10 As-Extracted Collateral; Timber-to-be-Cut. On the date hereof, such Assignor does not own, or expect to acquire, any property which constitutes, or would

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constitute, As-Extracted Collateral or Timber-to-be-Cut. If at any time after the date of this Agreement such Assignor owns, acquires or obtains rights to any As-Extracted Collateral or Timber-to-be-Cut, such Assignor shall furnish the Collateral Agent with prompt written notice thereof (which notice shall describe in reasonable detail the As-Extracted Collateral and/or Timber-to-be-Cut and the locations thereof) and shall take all actions as may be deemed reasonably necessary or desirable by the Collateral Agent to perfect the security interest of the Collateral Agent therein.

Section 3.11 Collateral in the Possession of a Bailee. If any material amounts of Inventory or other Goods (as to the Assignors taken as a whole) are at any time in the possession of a bailee, such Assignor shall promptly notify the Collateral Agent thereof and, if requested by the Collateral Agent, shall use its reasonable best efforts to promptly obtain an acknowledgment from such bailee, in form and substance reasonably satisfactory to the Collateral Agent, that the bailee holds such Collateral for the benefit of the Collateral Agent and shall act upon the instructions of the Collateral Agent, without the further consent of such Assignor. The Collateral Agent agrees with such Assignor, other than (at any time prior to the Pulitzer Debt Satisfaction Date) the Pulitzer Assignors, that the Collateral Agent shall not give any such instructions unless an Event of Default has occurred and is continuing or would occur after taking into account any action by the respective Assignor with respect to any such bailee.

Section 3.12 Recourse. This Agreement is made with full recourse to each Assignor and pursuant to and upon all the warranties, representations, covenants and agreements on the part of such Assignor contained herein, in the Credit Documents and otherwise in writing in connection herewith or therewith.

Section 3.13 Certain Representations and Warranties Regarding Certain Collateral. (a) Each Assignor represents and warrants that on the date hereof: (i) all of such Assignor’s Pledged Collateral has been duly and validly issued, is fully paid and non-assessible and is subject to no options to purchase or similar right; (ii) the Stock (and any warrants or options to purchase Stock) held by such Assignor consists of the number and type of shares of the stock (or warrants or options to purchase any stock) of the corporations as described in Annex N hereto; (iii) such Stock referenced in clause (ii) of this sentence constitutes that percentage of the issued and outstanding capital stock of the issuing corporation as is set forth in Annex N hereto; (iv) the Notes held by such Assignor consist of the promissory notes described in Annex O hereto where such Assignor is listed as the Lender; (v) the Limited Liability Company Interests held by such Assignor consist of the number and type of interests of the Persons described in Annex P hereto; (vi) each such Limited Liability Company Interest referenced in clause (v) of this paragraph constitutes that percentage of the issued and outstanding equity interest of the issuing Person as set forth in Annex P hereto; (vii) the Partnership Interests held by such Assignor consist of the number and type of interests of the Persons described in Annex Q hereto; (viii) each such Partnership Interest referenced in clause (vii) of this paragraph constitutes that percentage or portion of the entire partnership interest of the Partnership as set forth in Annex Q hereto; (ix) such Assignor has complied with the respective procedure set forth in Section 2.1(b) hereof with respect to each item of Collateral described in Annexes N through Q hereto for such Assignor; and (x) on the date hereof, such Assignor owns no other Stock, Limited Liability Company Interests or Partnership Interests.

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(b) Each Pulitzer Assignor represents and warrants that on the date hereof all Collateral of such Assignor comprising Chattel Paper, Instruments (in an outstanding or stated principal amount in excess of $25,000) or Investment Property comprising Certificated Securities is set forth in Annex T hereto.

ARTICLE IV

SPECIAL PROVISIONS CONCERNING ACCOUNTS; CONTRACT RIGHTS;

INSTRUMENTS; CHATTEL PAPER AND CERTAIN OTHER COLLATERAL

Section 4.1 Additional Representations and Warranties. As of the time when each of its Accounts arises, each Assignor shall be deemed to have represented and warranted that each such Account, and all records, papers and documents relating thereto (if any) are genuine and what they purport to be, and that all papers and documents (if any) relating thereto (i) will, to the knowledge of such Assignor, evidence indebtedness unpaid and owed by the respective account debtor arising out of the performance of labor or services or the sale or lease and delivery of the merchandise listed therein, or both, (ii) will be the only original writings evidencing and embodying such obligation of the account debtor named therein (other than copies created for general accounting purposes), (iii) will, to the knowledge of such Assignor, evidence true, binding and valid obligations, enforceable in accordance with their respective terms (except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws generally affecting creditors’ rights and by equitable principles (regardless of whether enforcement is sought in equity or at law)), and (iv) will be in compliance and will conform in all material respects with all applicable federal, state and local laws and applicable laws of any relevant foreign jurisdiction.

Section 4.2 Maintenance of Records. Each Assignor will keep and maintain at its own cost and expense, in all material respects, accurate records of its Accounts and Contracts pursuant to its historical customs and practices, including, but not limited to, originals of all documentation (including each Contract) with respect thereto, records of all payments received, all credits granted thereon, all merchandise returned and all other dealings therewith, and such Assignor will make the same available on any premise of any Assignor to the Collateral Agent for inspection, at such Assignor’s own cost and expense, at any and all reasonable times upon prior notice to such Assignor and otherwise in accordance with the Loan Agreement. Upon the occurrence and during the continuance of an Event of Default and at the request of the Collateral Agent, such Assignor shall, at its own cost and expense, deliver all tangible evidence of its Accounts and Contract Rights (including, without limitation, all documents evidencing the Accounts and all Contracts) and such books and records to the Collateral Agent or to its representatives (copies of which evidence and books and records may be retained by such Assignor). Upon the occurrence and during the continuance of an Event of Default and if the Collateral Agent so directs, such Assignor shall legend, in form and manner satisfactory to the Collateral Agent, the Accounts and the Contracts, as well as books, records and documents (if any) of such Assignor evidencing or pertaining to such Accounts and Contracts with an appropriate reference to the fact that such Accounts and Contracts have been assigned to the Collateral Agent and that the Collateral Agent has a security interest therein.

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Section 4.3 Direction to Account Debtors; Contracting Parties; etc. Upon the occurrence and during the continuance of an Event of Default, and subject to the provisions of the applicable Intercreditor Agreements, if the Collateral Agent so directs any Assignor, such Assignor agrees (x) to cause all payments on account of the Accounts and Contracts to be made directly to the applicable Cash Collateral Account, (y) that the Collateral Agent may, at its option, directly notify the obligors with respect to any Accounts and/or under any Contracts to make payments with respect thereto as provided in the preceding clause (x), and (z) that the Collateral Agent may enforce collection of any such Accounts and Contracts and may adjust, settle or compromise the amount of payment thereof, in the same manner and to the same extent as such Assignor. Without notice to or assent by any Assignor, the Collateral Agent may, upon the occurrence and during the continuance of an Event of Default and subject to the applicable Intercreditor Agreements, apply any or all amounts then in, or thereafter deposited in, the applicable Cash Collateral Account toward the payment of the Obligations in the manner provided in Section 9.4 of this Agreement. The reasonable costs and expenses of collection (including reasonable attorneys’ fees), whether incurred by an Assignor or the Collateral Agent, shall be borne by the relevant Assignor. The Collateral Agent shall deliver a copy of each notice referred to in the preceding clause (y) to the relevant Assignor, provided that (x) the failure by the Collateral Agent to so notify such Assignor shall not affect the effectiveness of such notice or the other rights of the Collateral Agent created by this Section 4.3 and (y) no such notice shall be required if an Event of Default of the type described in Section 11.05 of the Loan Agreement has occurred and is continuing.

Section 4.4 Modification of Terms; etc. Except in accordance with such Assignor’s ordinary course of business and consistent with reasonable business judgment or as permitted by Section 4.5, no Assignor shall rescind or cancel any indebtedness evidenced by any Account or under any Contract, or modify any material term thereof or make any material adjustment with respect thereto, or extend or renew the same, or compromise or settle any material dispute, claim, suit or legal proceeding relating thereto, or sell any Account or Contract, or interest therein, without the prior written consent of the Collateral Agent.

Section 4.5 Collection. Each Assignor shall endeavor in accordance with reasonable business practices to cause to be collected from the account debtor named in each of its Accounts or obligor under any Contract, as and when due (including, without limitation, amounts which are delinquent, such amounts to be collected in accordance with generally accepted lawful collection procedures) any and all amounts owing under or on account of such Account or Contract, and apply forthwith upon receipt thereof all such amounts as are so collected to the outstanding balance of such Account or under such Contract. Except as otherwise directed by the Collateral Agent after the occurrence and during the continuation of an Event of Default and subject to the applicable Intercreditor Agreements, any Assignor may allow in the ordinary course of business as adjustments to amounts owing under its Accounts and Contracts (i) an extension or renewal of the time or times of payment, or settlement for less than the total unpaid balance, which such Assignor finds appropriate in accordance with reasonable business judgment and (ii) a refund or credit due as a result of returned or damaged merchandise or improperly performed services or for other reasons which such Assignor finds appropriate in accordance with reasonable business judgment. The reasonable costs and expenses (including, without limitation, reasonable attorneys’ fees) of collection, whether incurred by an Assignor or the Collateral Agent, shall be borne by the relevant Assignor.

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Section 4.6 Instruments. If any Assignor owns or acquires any Instrument in excess of $500,000 (or, in the case of any Pulitzer Assignor at any time prior to the Pulitzer Debt Satisfaction Date, $25,000) constituting Collateral (other than (x) checks and other payment instruments received and collected in the ordinary course of business and (y) any Note), such Assignor will within 10 (or, in the case of any Pulitzer Assignor at any time prior to the Pulitzer Debt Satisfaction Date, 5) Business Days notify the Collateral Agent thereof, and upon request by the Collateral Agent and subject to the applicable Intercreditor Agreements (provided, that such request shall not be required at any time prior to the Pulitzer Debt Satisfaction Date with respect to any such Instrument of a Pulitzer Assignor), will promptly deliver such Instrument to the Collateral Agent appropriately endorsed to the order of the Collateral Agent.

Section 4.7 Assignors Remain Liable Under Accounts. Anything herein to the contrary notwithstanding, the Assignors shall remain liable under each of the Accounts to observe and perform all of the conditions and obligations to be observed and performed by it thereunder, all in accordance with the terms of any agreement giving rise to such Accounts. Neither the Collateral Agent nor any other Secured Creditor shall have any obligation or liability under any Account (or any agreement giving rise thereto) by reason of or arising out of this Agreement or the receipt by the Collateral Agent or any other Secured Creditor of any payment relating to such Account pursuant hereto, nor shall the Collateral Agent or any other Secured Creditor be obligated in any manner to perform any of the obligations of any Assignor under or pursuant to any Account (or any agreement giving rise thereto), to make any payment, to make any inquiry as to the nature or the sufficiency of any payment received by them or as to the sufficiency of any performance by any party under any Account (or any agreement giving rise thereto), to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to them or to which they may be entitled at any time or times.

Section 4.8 Assignors Remain Liable Under Contracts. Anything herein to the contrary notwithstanding, the Assignors shall remain liable under each of the Contracts to observe and perform all of the conditions and obligations to be observed and performed by them thereunder, all in accordance with and pursuant to the terms and provisions of each Contract. Neither the Collateral Agent nor any other Secured Creditor shall have any obligation or liability under any Contract by reason of or arising out of this Agreement or the receipt by the Collateral Agent or any other Secured Creditor of any payment relating to such Contract pursuant hereto, nor shall the Collateral Agent or any other Secured Creditor be obligated in any manner to perform any of the obligations of any Assignor under or pursuant to any Contract, to make any payment, to make any inquiry as to the nature or the sufficiency of any performance by any party under any Contract, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to them or to which they may be entitled at any time or times.

Section 4.9 Deposit Accounts; Etc. (a) No Assignor maintains, or at any time after the date of this Agreement shall establish or maintain, any demand, time, savings, passbook or similar account, except for such accounts maintained with a bank (as defined in Section 9-102 of the UCC) whose jurisdiction (determined in accordance with Section 9-304 of the UCC) is within a State of the United States. Annex F hereto accurately sets forth, as of the date of this Agreement, for each Assignor, each Deposit Account maintained by such Assignor (including a

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description thereof and the respective account number), the name and address of the respective bank with which such Deposit Account is maintained, and the jurisdiction of the respective bank with respect to such Deposit Account, and indicates whether such Deposit Account constitutes an Excluded Account. For each Deposit Account (other than any Excluded Account), the respective Assignor shall cause the bank with which the Deposit Account is maintained to execute and deliver to the Collateral Agent (or to the Person contemplated by the applicable Intercreditor Agreements), within 90 days of this Agreement (or such later date as may be reasonably acceptable to the Collateral Agent in its sole discretion) or, if later, at the time of the establishment of the respective Deposit Account, a “control agreement” in such form as may be reasonably acceptable to the Collateral Agent. If any bank with which a Deposit Account (other than any Excluded Account) is maintained refuses to, or does not, enter into such a “control agreement”, then the respective Assignor shall promptly (and in any event within such period as may be reasonably acceptable to the Collateral Agent in its sole discretion) close the respective Deposit Account and transfer all balances therein to the applicable Cash Collateral Account or another Deposit Account meeting the requirements of this Section 4.9. If any bank with which a Deposit Account (other than any Excluded Account) is maintained refuses to subordinate all its claims with respect to such Deposit Account to the Collateral Agent’s security interest therein on terms reasonably satisfactory to the Collateral Agent, then the Collateral Agent, at its option, may (x) require that such Deposit Account be terminated in accordance with the immediately preceding sentence or (y) agree to a “control agreement” without such subordination, provided that in such event the Collateral Agent may at any time, at its option, subsequently require that such Deposit Account be terminated (within a reasonable period after notice from the Collateral Agent) in accordance with the requirements of the immediately preceding sentence. The Collateral Agent agrees that it will only give a “Notice of Exclusive Control” under a “control agreement” following the occurrence of an Event of Default.

(b) The name and address of each Securities Intermediary or Commodity Intermediary at which any Pulitzer Assignor maintains any Securities Account or Commodity Account and the applicable account numbers and account names are set forth on Annex S. Each such Assignor agrees, at any time prior to the Pulitzer Debt Satisfaction Date, to amend Annex S from time to time within five Business Days after opening any additional Securities Account or Commodity Account, or closing or changing the account name or number on any existing Securities Account or Commodity Account.

(c) After the date of this Agreement, no Assignor shall establish any new demand, time, savings, passbook or similar account, except for (i) Deposit Accounts established and maintained with banks and meeting the requirements of preceding clause (a) and (ii) Excluded Accounts. At the time any such Deposit Account (other than an Excluded Account) is established, the appropriate “control agreement” shall be entered into in accordance with the requirements of preceding clause (a) and the respective Assignor shall furnish (in the case of a Pulitzer Assignor at any time prior to the Pulitzer Debt Satisfaction Date, within five Business Days) to the Collateral Agent a supplement to Annex F hereto containing the relevant information with respect to the respective Deposit Account and the bank with which same is established.

Section 4.10 Letter-of-Credit Rights. If any Assignor is at any time a beneficiary under a letter of credit with a stated amount of $500,000 or more, such Assignor shall

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promptly notify the Collateral Agent thereof and, at the request of the Collateral Agent, such Assignor shall, pursuant to an agreement in form and substance reasonably satisfactory to the Collateral Agent, use its reasonable best efforts to (i) arrange for the issuer and any confirmer of such letter of credit to consent to an assignment to the Collateral Agent of the proceeds of any drawing under such letter of credit or (ii) arrange for the Collateral Agent to become the transferee beneficiary of such letter of credit, with the Collateral Agent agreeing, in each case, that the proceeds of any drawing under the letter of credit are to be applied as provided in this Agreement after the occurrence and during the continuance of an Event of Default.

Section 4.11 Commercial Tort Claims. All Commercial Tort Claims of each Assignor in existence on the date of this Agreement in an amount (taking the greater of the aggregate claimed damages thereunder or the reasonably estimated value thereof) of $500,000 or more (or, in the case of each Pulitzer Assignor at any time prior to the Pulitzer Debt Satisfaction Date, $100,000 or more) are described in Annex G hereto. If any Assignor shall at any time after the date of this Agreement acquire a Commercial Tort Claim in an amount (taking the greater of the aggregate claimed damages thereunder or the reasonably estimated value thereof) of $500,000 or more (or, in the case of each Pulitzer Assignor at any time prior to the Pulitzer Debt Satisfaction Date, $100,000 or more), such Assignor shall promptly notify the Collateral Agent thereof in a writing signed by such Assignor and describing the details thereof and shall grant to the Collateral Agent in such writing a security interest therein and in the proceeds thereof, all upon the terms of this Agreement, with such writing to be in form and substance reasonably satisfactory to the Collateral Agent.

Section 4.12 Chattel Paper. Upon the request of the Collateral Agent made at any time or from time to time, each Assignor shall promptly furnish to the Collateral Agent a list of all Electronic Chattel Paper held or owned by such Assignor. Furthermore, subject to the applicable Intercreditor Agreements, if requested by the Collateral Agent, each Assignor shall promptly take all actions which are reasonably practicable so that the Collateral Agent has “control” of all Electronic Chattel Paper in accordance with the requirements of Section 9-105 of the UCC. Each Assignor will promptly (and in any event within 10 days) following any request by the Collateral Agent and subject to the applicable Intercreditor Agreements, deliver any of its Tangible Chattel Paper so requested by the Collateral Agent to the Collateral Agent. At all times, each Assignor will mark Tangible Chattel Paper with a legend provided by the Collateral Agent indicating the security interest herein. In addition, each Pulitzer Assignor represents and warrants that there are no Accounts or Chattel Paper of such Assignor which arise out of a contract or contracts with the United States of America, or any department, agency, or instrumentality thereof, except for those listed on Annex T hereto (as such Annex shall prior to the Pulitzer Debt Satisfaction Date be updated from time to time).

Section 4.13 Further Actions. Each Assignor will, at its own expense, make, execute, endorse, acknowledge, file and/or deliver to the Collateral Agent from time to time such vouchers, invoices, confirmatory assignments, conveyances, financing statements, transfer endorsements, certificates, reports and other assurances or instruments and take such further steps, including any and all actions as may be necessary or required under the Federal Assignment of Claims Act, relating to its Accounts, Contracts, Instruments and other property or rights covered by the security interest hereby granted, as the Collateral Agent may reasonably require.

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ARTICLE V

SPECIAL PROVISIONS CONCERNING STOCK, LIMITED LIABILITY COMPANY

INTERESTS AND PARTNERSHIP INTERESTS

Section 5.1 Subsequently Acquired Collateral. For any Pledged Collateral subsequently acquired by any Assignor, such Assignor will take (or cause to be taken) all action (as promptly as practicable and, in any event, within 10 days after it obtains such Pledged Collateral) with respect to such Pledged Collateral in accordance with the procedures set forth in Section 2.1(b) hereof, and will promptly thereafter deliver to the Assignee (i) a certificate executed by an authorized officer of such Assignor describing such Pledged Collateral and certifying that the same has been duly pledged in favor of the Assignee (for the benefit of the Secured Creditors) hereunder and (ii) supplements to Annexes N - Q hereto as are necessary to cause such Annexes to be complete and accurate at such time.

Section 5.2 Transfer Taxes. Each grant of security interest of Pledged Collateral under Section 2.1 hereof shall be accompanied by any transfer tax stamps required by applicable law in connection with the pledge of such Pledged Collateral.

Section 5.3 Appointment of Sub-Agents; Endorsements, etc. Subject to the applicable Intercreditor Agreements, the Assignee shall have the right to appoint one or more sub-agents for the purpose of retaining physical possession of the Pledged Collateral, which may be held (in the discretion of the Assignee) in the name of the relevant Assignor, endorsed or assigned in blank or in favor of the Assignee or any nominee or nominees of the Assignee or a sub-agent appointed by the Assignee.

Section 5.4 Voting, etc., While No Event of Default. Subject to the applicable Intercreditor Agreements, unless and until there shall have occurred and be continuing an Event of Default and the Assignee shall instruct the Assignors otherwise (in writing), each Assignor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Pledged Collateral owned by it, and to give consents, waivers or ratifications in respect thereof; provided that, in each case, no vote shall be cast or any consent, waiver or ratification given or any action taken or omitted to be taken which would violate, result in a breach of any covenant contained in, or be inconsistent with any of the terms of any Credit Document, or which could reasonably be expected to have the effect of impairing the value of the Pledged Collateral or any part thereof or the position or interests of the Assignee or any other Secured Creditor in the Pledged Collateral, unless expressly permitted by the terms of the Credit Documents. All such rights of each Assignor to vote and to give consents, waivers and ratifications shall cease in case an Event of Default has occurred and is continuing and the Assignee has notified the Assignors (in writing) that such rights have ceased, and Article IX hereof shall become applicable.

Section 5.5 Dividends and Other Distributions. Unless and until there shall have occurred and be continuing an Event of Default, all cash dividends, cash distributions, cash Proceeds and other cash amounts payable in respect of the Pledged Collateral shall be paid to the respective Assignor. The Assignee shall be entitled to receive directly, and to retain as part of the Pledged Collateral:

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(i) all other or additional stock, notes, certificates, limited liability company interests, partnership interests, instruments or other securities or property (including, but not limited to, cash dividends other than as set forth above) paid or distributed by way of dividend or otherwise in respect of the Pledged Collateral;

(ii) all other or additional stock, notes, certificates, limited liability company interests, partnership interests, instruments or other securities or property (including, but not limited to, cash (although such cash may be paid directly to the respective Assignor so long as no Event of Default then exists) paid or distributed in respect of the Pledged Collateral by way of stock-split, spin-off, split-up, reclassification, combination of shares or similar rearrangement; and

(iii) all other or additional stock, notes, certificates, limited liability company interests, partnership interests, instruments or other securities or property (including, but not limited to, cash) which may be paid in respect of the Pledged Collateral by reason of any consolidation, merger, exchange of stock, conveyance of assets, liquidation or similar corporate or other reorganization.

Nothing contained in this Section 5.5 shall limit or restrict in any way the Assignee’s right to receive the proceeds of the Collateral in any form in accordance with this Agreement. All dividends, distributions or other payments which are received by any Assignor contrary to the provisions of this Section 5.5 or Article IX hereof shall be received in trust for the benefit of the Assignee, shall be segregated from other property or funds of such Assignor and shall be forthwith paid over to the Assignee as Collateral in the same form as so received (with any necessary endorsement).

Section 5.6 Assignee Not a Partner or Limited Liability Company Member. (a) Nothing herein shall be construed to make the Assignee or any other Secured Creditor liable as a member of any limited liability company or as a partner of any partnership and neither the Assignee nor any other Secured Creditor by virtue of this Agreement or otherwise (except as referred to in the following sentence) shall have any of the duties, obligations or liabilities of a member of any limited liability company or as a partner in any partnership. The parties hereto expressly agree that, unless the Assignee shall become the absolute owner of Pledged Collateral consisting of a Limited Liability Company Interest or a Partnership Interest pursuant hereto, this Agreement shall not be construed as creating a partnership or joint venture among the Assignee, any other Secured Creditor, any Assignor and/or any other Person.

(b) Except as provided in the last sentence of paragraph (a) of this Section 5.6, the Assignee, by accepting this Agreement, did not intend to become a member of any limited liability company or a partner of any partnership or otherwise be deemed to be a co-venturer with respect to any Assignor, any limited liability company, partnership and/or any other Person either before or after an Event of Default shall have occurred. The Assignee shall have only those powers set forth herein and the Secured Creditors shall assume none of the duties, obligations or liabilities of a member of any limited liability company or as a partner of any partnership or any Assignor except as provided in the last sentence of paragraph (a) of this Section 5.6.

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(c) The Assignee and the other Secured Creditors shall not be obligated to perform or discharge any obligation of any Assignor as a result of the security interest in the Pledged Stock hereby effected.

(d) The acceptance by the Assignee of this Agreement, with all the rights, powers, privileges and authority so created, shall not at any time or in any event obligate the Assignee or any other Secured Creditor to appear in or defend any action or proceeding relating to the Pledged Collateral to which it is not a party, or to take any action hereunder or thereunder, or to expend any money or incur any expenses or perform or discharge any obligation, duty or liability under the Pledged Collateral.

Section 5.7 The Assignee As Collateral Agent. The Assignee will hold in accordance with this Agreement all items of the Pledged Collateral at any time received under this Agreement. It is expressly understood, acknowledged and agreed by each Secured Creditor that by accepting the benefits of this Agreement each such Secured Creditor acknowledges and agrees that the obligations of the Assignee as holder of the Pledged Collateral and interests therein and with respect to the disposition thereof, and otherwise under this Agreement, are only those expressly set forth in this Agreement and in Section 12 of the Loan Agreement. The Assignee shall act hereunder on the terms and conditions set forth herein and in Section 12 of the Loan Agreement.

Section 5.8 Transfer By The Assignors. Except as permitted (i) prior to the Satisfaction Date of the Obligations, pursuant to the Loan Agreement, and (ii) thereafter, pursuant to the other Credit Documents, no Assignor will sell or otherwise dispose of, grant any option with respect to, or mortgage, pledge or otherwise encumber any of the Pledged Collateral or any interest therein.

Section 5.9 Sale Of Pledged Collateral Without Registration. (a) If an Event of Default shall have occurred and be continuing and any Assignor shall have received from the Assignee a written request or requests that such Assignor cause any registration, qualification or compliance under any federal or state securities law or laws to be effected with respect to all or any part of the Pledged Collateral, such Assignor as soon as practicable and at its expense will use its best efforts to cause such registration to be effected (and be kept effective) and will use its best efforts to cause such qualification and compliance to be effected (and be kept effective) as may be so requested and as would permit or facilitate the sale and distribution of such Pledged Collateral, including, without limitation, registration under the Securities Act, as then in effect (or any similar statute then in effect), appropriate qualifications under applicable blue sky or other state securities laws and appropriate compliance with any other governmental requirements; provided, that the Assignee shall furnish to such Assignor such information regarding the Assignee as such Assignor may request in writing and as shall be required in connection with any such registration, qualification or compliance. Each Assignor will cause the Assignee to be kept reasonably advised in writing as to the progress of each such registration, qualification or compliance and as to the completion thereof, will furnish to the Assignee such number of prospectuses, offering circulars and other documents incident thereto as the Assignee from time to time may reasonably request, and will indemnify, to the extent permitted by law, the Assignee and all other Secured Creditors participating in the distribution of such Pledged Collateral against all claims, losses, damages and liabilities caused by any untrue statement (or

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alleged untrue statement) of a material fact contained therein (or in any related registration statement, notification or the like) or by any omission (or alleged omission) to state therein (or in any related registration statement, notification or the like) a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same may have been caused by an untrue statement or omission based upon information furnished in writing to such Assignor by the Assignee or such other Secured Creditor expressly for use therein.

(b) If at any time when the Assignee shall determine to exercise its right to sell all or any part of the Collateral pursuant to Article IX hereof, and such Pledged Collateral or the part thereof to be sold shall not, for any reason whatsoever, be effectively registered under the Securities Act, as then in effect, the Assignee may, in its sole and absolute discretion, sell such Pledged Collateral or part thereof by private sale in such manner and under such circumstances as the Assignee may deem necessary or advisable in order that such sale may legally be effected without such registration. Without limiting the generality of the foregoing, in any such event the Assignee, in its sole and absolute discretion (i) may proceed to make such private sale notwithstanding that a registration statement for the purpose of registering such Pledged Collateral or part thereof shall have been filed under such Securities Act, (ii) may approach and negotiate with a single possible purchaser to effect such sale, and (iii) may restrict such sale to a purchaser who will represent and agree that such purchaser is purchasing for its own account, for investment, and not with a view to the distribution or sale of such Pledged Collateral or part thereof. In the event of any such sale, the Assignee shall incur no responsibility or liability for selling all or any part of the Pledged Collateral at a price which the Assignee, in its sole and absolute discretion, may in good faith deem reasonable under the circumstances, notwithstanding the possibility that a substantially higher price might be realized if the sale were deferred until the registration as aforesaid.

ARTICLE VI

SPECIAL PROVISIONS CONCERNING MARKS AND DOMAIN NAMES

Section 6.1 Additional Representations and Warranties. Each Assignor represents and warrants that it is the sole, true and lawful owner of the registered Marks and Domain Names listed in Annex H hereto for such Assignor and that said listed Marks and Domain Names include all United States Marks and applications for United States Marks registered in the United States Patent and Trademark Office and all Domain Names that such Assignor owns or, except as described on Annex H, uses in connection with its business as of the date hereof (and, in the case of each Pulitzer Assignor, except as set forth on Annex H none of such Marks has been licensed to any third party except in the ordinary course of publishing newspapers and related products). Each Assignor represents and warrants that it owns, is licensed to use or otherwise has the right to use, all material Marks and material Domain Names that it uses. Each Assignor further warrants that it has received no third party claim that any aspect of such Assignor’s present or contemplated business operations infringes or will infringe any Mark of any other Person, and has no knowledge of any threat of any such claim (including “cease and desist” letters), in each case, other than as could not, either individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Each Assignor represents and warrants that (i) the United States registered Marks listed in Annex H hereto are valid,

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subsisting, have not been canceled and that such Assignor is not aware of any third-party claim that any of said registrations is invalid or unenforceable, and is not aware that there is any reason that any of said applications for United States Marks will not mature into registrations, except to the extent the same, either individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect and (ii) it does not own or use in connection with its business any material registered Marks other than the United States Marks listed on Annex H hereto. Subject to the applicable Intercreditor Agreements, each Assignor hereby grants to the Collateral Agent an absolute power of attorney to sign, upon the occurrence and during the continuance of an Event of Default, any document which may be required by the United States Patent and Trademark Office, domain name registrar or similar registrar in order to effect an absolute assignment of all right, title and interest in each Mark and/or Domain Name, and record the same.

Section 6.2 Licenses and Assignments. Except as otherwise permitted by the Credit Documents, each Assignor hereby agrees not to divest itself of or grant any license (other than any licenses granted in the ordinary course of business) to any right under any Mark or Domain Name material to the operation of its business absent prior written approval of the Collateral Agent.

Section 6.3 Infringements. Each Assignor agrees, promptly upon learning of any infringement, dilution or other violation of any Mark owned by such Assignor, to notify the Collateral Agent in writing of the name and address of, and to furnish such pertinent information that may be available with respect to, any party who such Assignor believes is, or may be, infringing or diluting or otherwise violating any of such Assignor’s rights in and to any Mark or Domain Name in any manner that could reasonably be expected to have a Material Adverse Effect, or with respect to any party claiming that such Assignor’s use of any Mark or Domain Name material to such Assignor’s business violates in any material respect any property right of that party. Each Assignor further agrees to prosecute diligently in accordance with reasonable business practices any Person infringing any Mark or Domain Name in any manner that could reasonably be expected to have a Material Adverse Effect.

Section 6.4 Preservation of Marks. Each Assignor agrees to take all such actions as are reasonably necessary to preserve its Marks as trademarks or service marks under the laws of the United States (other than any such Marks which are no longer used or useful in its business or operations and except as otherwise permitted by the Loan Agreement).

Section 6.5 Maintenance of Registration. Each Assignor shall, at its own expense, diligently process all documents reasonably required to maintain all registrations, including but not limited to affidavits of use and applications for renewals of registration in the United States Patent and Trademark Office and any applicable domain name registrar for all of its registered Marks and/or Domain Names that are material to the operation of its business, and shall pay all fees and disbursements in connection therewith and shall not abandon any such filing of affidavit of use or any such application of renewal prior to the exhaustion of all administrative and judicial remedies without prior written consent of the Collateral Agent (other than with respect to registrations and applications deemed by such Assignor in its reasonable business judgment to be no longer prudent to pursue).

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Section 6.6 Future Registered Marks and Domain Names. If any Mark registration is issued hereafter to any Assignor as a result of any application now or hereafter pending before the United States Patent and Trademark Office or any Domain Name is registered by Assignor, within 45 days of receipt of such certificate or similar indicia of ownership, such Assignor shall deliver to the Collateral Agent a copy of such registration certificate or similar indicia of ownership, and a grant of a security interest in such Mark and/or Domain Name, to the Collateral Agent and at the expense of such Assignor, confirming the grant of a security interest in such Mark and/or Domain Name to the Collateral Agent hereunder, the form of such security to be substantially in the form of Annex K hereto or in such other form as may be reasonably satisfactory to the Collateral Agent.

Section 6.7 Remedies. If an Event of Default shall occur and be continuing, the Collateral Agent may, subject to the applicable Intercreditor Agreements, by written notice to the relevant Assignor, take any or all of the following actions: (i) declare the entire right, title and interest of such Assignor in and to each of the Marks and Domain Names, together with all rights and rights of protection to the same, vested in the Collateral Agent for the benefit of the Secured Creditors, in which event such rights, title and interest shall immediately vest, in the Collateral Agent for the benefit of the Secured Creditors, and the Collateral Agent shall be entitled to exercise the power of attorney referred to in Section 2.3 hereof to execute, cause to be acknowledged and notarized and record said absolute assignment with the applicable agency or registrar; (ii) take and use or sell the Marks or Domain Names and the goodwill of such Assignor’s business symbolized by the Marks or Domain Names and the right to carry on the business and use the assets of such Assignor in connection with which the Marks or Domain Names have been used; and (iii) direct such Assignor to refrain, in which event such Assignor shall refrain, from using the Marks or Domain Names in any manner whatsoever, directly or indirectly, and such Assignor shall execute such further documents that the Collateral Agent may reasonably request to further confirm this and to transfer ownership of the Marks or Domain Names and registrations and any pending applications in the United States Patent and Trademark Office or applicable domain name registrar to the Collateral Agent.

ARTICLE VII

SPECIAL PROVISIONS CONCERNING PATENTS, COPYRIGHTS AND TRADE SECRETS

Section 7.1 Additional Representations and Warranties. Each Assignor represents and warrants that it is the true and lawful owner of all rights in (i) all material Trade Secret Rights, (ii) the Patents listed in Annex I hereto for such Assignor and that said Patents include all the United States Patents that such Assignor owns as of the date hereof, and, in the case of each Pulitzer Assignor, except as set forth on Annex I none of such Patents has been licensed to any third party except in the ordinary course of publishing newspapers and related products, and (iii) the registered Copyrights listed on Annex J hereto for such Assignor and that, except as described on Annex J hereto, said Copyrights are all the United States Copyrights registered with the United States Copyright Office and applications to United States Copyrights that such Assignor owns as of the date hereof, and, in the case of each Pulitzer Assignor, except as set forth on Annex J none of such Copyrights has been licensed to any third party except in the ordinary course of publishing newspapers and related products. Each Assignor further warrants that it has received no third party claim that any aspect of such Assignor’s present or

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contemplated business operations infringes or will infringe any Patent or Copyright of any other Person or that such Assignor has misappropriated any Trade Secret or proprietary information, and has no knowledge of any threat of any such claim (including “cease and desist” letters and invitations to take a patent license), in each case, which, either individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect. Subject to the applicable Intercreditor Agreements, each Assignor hereby grants to the Collateral Agent an absolute power of attorney to sign, upon the occurrence and during the continuance of any Event of Default, any document which may be required by the United States Patent and Trademark Office or the United States Copyright Office in order to effect an absolute assignment of all right, title and interest in each Patent or Copyright, and to record the same.

Section 7.2 Licenses and Assignments. Except as otherwise permitted by the Credit Documents, each Assignor hereby agrees not to divest itself of or grant any license (other than any licenses granted in the ordinary course of business) to any right under any Patent or Copyright material to the operation of its business absent prior written approval of the Collateral Agent.

Section 7.3 Infringements. Each Assignor agrees, promptly upon learning of any infringement, misappropriation or other violation of any Patent, Copyright or Trade Secret owned by such Assignor, to furnish the Collateral Agent in writing with all pertinent information available to such Assignor with respect to any infringement, contributing infringement or active inducement to infringe or other violation of such Assignor’s rights in any Patent or Copyright or to any claim that the practice of any Patent or use of any Copyright violates any property right of a third party, or with respect to any misappropriation of any Trade Secret Right or any claim that practice of any Trade Secret Right violates any property right of a third party, in each case, in any manner which, either individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect. Each Assignor further agrees, absent direction of the Collateral Agent to the contrary, to diligently prosecute, in accordance with its reasonable business judgment, any Person infringing any Patent or Copyright or any Person misappropriating any Trade Secret Right, in each case to the extent that such infringement or misappropriation, either individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

Section 7.4 Maintenance of Patents or Copyrights. At its own expense, each Assignor shall make timely payment of all fees required to prosecute and maintain in force its rights under each Patent or Copyright material to the operation of its business, absent prior written consent of the Collateral Agent (other than with respect to Patents and Copyrights, or applications therefor, deemed by such Assignor in its reasonable business judgment to be no longer prudent to maintain and except as otherwise permitted by the Loan Agreement).

Section 7.5 Prosecution of Patent or Copyright Applications. At its own expense, each Assignor shall diligently prosecute all material applications for (i) United States Patents listed in Annex I hereto and (ii) Copyrights listed on Annex J hereto, in each case for such Assignor and shall not abandon any such application prior to exhaustion of all administrative and judicial remedies (other than applications that are deemed by such Assignor in its reasonable business judgment to no longer be necessary in the conduct of the Assignor’s business), absent written consent of the Collateral Agent.

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Section 7.6 Other Patents and Copyrights. Within 45 days of the acquisition or issuance of a United States Patent or of filing of an application for a United States Patent, and within 30 days of registration of a Copyright or of filing of an application for a Copyright, the relevant Assignor shall deliver to the Collateral Agent a copy of said Copyright or Patent, or certificate or registration of, or application therefor, as the case may be, with a grant of a security interest as to such Patent or Copyright, as the case may be, to the Collateral Agent and at the expense of such Assignor, confirming the grant of a security interest, the form of such grant of a security interest to be substantially in the form of Annex L or M hereto, as appropriate, or in such other form as may be reasonably satisfactory to the Collateral Agent.

Section 7.7 Remedies. If an Event of Default shall occur and be continuing, subject to the applicable Intercreditor Agreements, the Collateral Agent may, by written notice to the relevant Assignor, take any or all of the following actions: (i) declare the entire right, title, and interest of such Assignor in each of the Patents and Copyrights vested in the Collateral Agent for the benefit of the Secured Creditors, in which event such right, title, and interest shall immediately vest in the Collateral Agent for the benefit of the Secured Creditors, in which case the Collateral Agent shall be entitled to exercise the power of attorney referred to in Section 2.3 hereof to execute, cause to be acknowledged and notarized and to record said absolute assignment with the applicable agency; (ii) take and practice or sell the Patents and Copyrights; and (iii) direct such Assignor to refrain, in which event such Assignor shall refrain, from practicing the Patents and using the Copyrights directly or indirectly, and such Assignor shall execute such further documents as the Collateral Agent may reasonably request further to confirm this and to transfer ownership of the Patents and Copyrights to the Collateral Agent for the benefit of the Secured Creditors.

ARTICLE VIII

PROVISIONS CONCERNING ALL COLLATERAL

Section 8.1 Protection of Collateral Agent’s Security. Except as otherwise permitted by the Credit Documents, each Assignor will do nothing to impair, in any material respect, the rights of the Collateral Agent in the Collateral. Each Assignor will at all times maintain insurance, at such Assignor’s own expense to the extent and in the manner provided in the Credit Documents. Except to the extent otherwise permitted to be retained by such Assignor or applied by such Assignor pursuant to the terms of the Credit Documents, the Collateral Agent shall, at the time any proceeds of such insurance are distributed to the Secured Creditors, apply such proceeds in accordance with Section 9.4 hereof. Each Assignor assumes all liability and responsibility in connection with the Collateral acquired by it and the liability of such Assignor to pay the Obligations shall in no way be affected or diminished by reason of the fact that such Collateral may be lost, destroyed, stolen, damaged or for any reason whatsoever unavailable to such Assignor.

Section 8.2 Warehouse Receipts Non-Negotiable. To the extent practicable, each Assignor agrees that if any warehouse receipt or receipt in the nature of a warehouse receipt is issued with respect to any of its Inventory, such Assignor shall request that such warehouse receipt or receipt in the nature thereof shall not be “negotiable” (as such term is used in Section 7-104 of the UCC as in effect in any relevant jurisdiction or under other relevant law).

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Section 8.3 Additional Information. Each Assignor will, at its own expense, from time to time upon the reasonable request of the Collateral Agent, promptly (and in any event within 10 days after its receipt of the respective request) furnish to the Collateral Agent such information with respect to the Collateral (including the identity of the Collateral or such components thereof as may have been requested by the Collateral Agent, and the estimated value and location of such Collateral). Without limiting the foregoing, each Assignor agrees that it shall promptly (and in any event within 20 days after its receipt of the respective request) furnish to the Collateral Agent such updated Annexes hereto as may from time to time be reasonably requested by the Collateral Agent.

Section 8.4 Further Actions. Each Assignor will, at its own expense and upon the reasonable request of the Collateral Agent, make, execute, endorse, acknowledge, file and/or deliver to the Collateral Agent from time to time such lists, descriptions and designations of its Collateral, warehouse receipts, receipts in the nature of warehouse receipts, bills of lading, documents of title, vouchers, invoices, confirmatory assignments, conveyances, financing statements, transfer endorsements, certificates, reports and other assurances or instruments and take such further steps relating to the Collateral and other property or rights covered by the security interest hereby granted, which the Collateral Agent deems reasonably appropriate or advisable to perfect, preserve or protect its security interest in the Collateral consistent with the provisions of this Agreement.

Section 8.5 Financing Statements. Each Assignor agrees to execute and deliver to the Collateral Agent such financing statements, in form reasonably acceptable to the Collateral Agent, as the Collateral Agent may from time to time reasonably request or as are reasonably necessary or desirable in the opinion of the Collateral Agent to establish and maintain a valid, enforceable, perfected security interest in the Collateral as provided herein and the other rights and security contemplated hereby. Each Assignor will pay any applicable filing fees, recordation taxes and related expenses relating to its Collateral. Each Assignor hereby authorizes the Collateral Agent to file any such financing statements without the signature of such Assignor where permitted by law (and such authorization includes describing the Collateral as “all assets” of such Assignor with further reference to those assets specifically excluded from the grant of the security interest contained in this Agreement).

Section 8.6 Federal Government Contracts. If any Account or Chattel Paper of any Pulitzer Assignor arises out of a contract or contracts with the United States of America or any department, agency, or instrumentally thereof, such Pulitzer Assignor shall, at any time prior to the Pulitzer Debt Satisfaction Date, (i) promptly notify the Collateral Agent thereof in writing, and execute and deliver in connection therewith (A) a collateral assignment of claims in favor of the Collateral Agent, and (B) a notice of collateral assignment of claims directed to the appropriate federal government agencies and agents thereof as required under applicable law, each in form and substance reasonably satisfactory to the Collateral Agent, (ii) promptly take any other steps reasonably required by the Collateral Agent in order to ensure that all moneys due or to become due under such contract or contracts shall be collaterally assigned to the Collateral Agent, for the benefit of the Secured Creditors, and notice thereof given under the Assignment of Claims Act of 1940, as amended (31 U.S.C. 3727; 41 U.S.C. 15), or other applicable law, and (iii) promptly update Annex T hereto and deliver a copy of such revised schedule to the Collateral Agent, together with copies of all related contracts evidencing such Accounts and/or

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Chattel Paper. Notwithstanding the foregoing the Pulitzer Assignors shall not be required to comply with the foregoing in connection with purchase orders for the publication of notices so long as the aggregate amount owing under all of such purchase orders does not at any time exceed $100,000.

ARTICLE IX

REMEDIES UPON OCCURRENCE OF AN EVENT OF DEFAULT

Section 9.1 Remedies; Obtaining the Collateral Upon Default. Subject to the terms of the applicable Intercreditor Agreements and Section 11 of the Loan Agreement, each Assignor agrees that, if any Event of Default shall have occurred and be continuing, then and in every such case, the Collateral Agent, in addition to any rights now or hereafter existing under applicable law and under the other provisions of this Agreement, shall have all rights as a secured creditor under any UCC, and such additional rights and remedies to which a secured creditor is entitled under the laws in effect in all relevant jurisdictions and may:

(i) personally, or by agents or attorneys, immediately take possession of the Collateral or any part thereof, from such Assignor or any other Person who then has possession of any part thereof with or without notice or process of law, and for that purpose may enter upon such Assignor’s premises where any of the Collateral is located and remove the same and use in connection with such removal any and all services, supplies, aids and other facilities of such Assignor;

(ii) instruct the obligor or obligors on any agreement, instrument or other obligation (including, without limitation, the Accounts and the Contracts) constituting the Collateral to make any payment required by the terms of such agreement, instrument or other obligation directly to the Collateral Agent and may exercise any and all remedies of such Assignor in respect of such Collateral;

(iii) instruct all banks which have entered into a control agreement with the Collateral Agent to transfer all monies, securities and instruments held by such depositary bank to the applicable Cash Collateral Account;

(iv) sell, assign or otherwise liquidate any or all of the Collateral or any part thereof in accordance with Section 9.2 hereof, or direct such Assignor to sell, assign or otherwise liquidate any or all of the Collateral or any part thereof, and, in each case, take possession of the proceeds of any such sale or liquidation;

(v) take possession of the Collateral or any part thereof, by directing such Assignor in writing to deliver the same to the Collateral Agent at any reasonable place or places designated by the Collateral Agent, in which event such Assignor shall at its own expense:

(x) forthwith cause the same to be moved to the place or places so designated by the Collateral Agent and there delivered to the Collateral Agent;

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(y) store and keep any Collateral so delivered to the Collateral Agent at such place or places pending further action by the Collateral Agent as provided in Section 9.2 hereof; and

(z) while the Collateral shall be so stored and kept, provide such security and maintenance services as shall be reasonably necessary to protect the same and to preserve and maintain it in good condition;

(vi) license or sublicense, whether on an exclusive or nonexclusive basis, any Intellectual Property included in the Collateral for such term and on such conditions and in such manner as the Collateral Agent shall in its sole judgment determine;

(vii) apply any monies constituting Collateral or proceeds thereof in accordance with the provisions of Section 9.4;

(viii) accelerate any Note which may be accelerated in accordance with its terms, and take any other lawful action to collect upon any Note (including, without limitation, to make any demand for payment thereon);

(ix) transfer all or any part of the Collateral into the Collateral Agent’s name or the name of its nominee or nominees;

(x) vote (and exercise all rights and powers in respect of voting) all or any part of the Collateral (whether or not transferred into the name of the Collateral Agent) and give all consents, waivers and ratifications in respect of the Collateral and otherwise act with respect thereto as though it were the outright owner thereof (each Assignor hereby irrevocably constituting and appointing the Collateral Agent the proxy and attorney-in-fact of such Assignor, with full power of substation to do so); and

(xi) take any other action as specified in clauses (1) through (5), inclusive, of Section 9-607 of the UCC;

it being understood that each Assignor’s obligation so to deliver the Collateral is of the essence of this Agreement and that, accordingly, upon application to a court of equity having jurisdiction, the Collateral Agent shall be entitled to a decree requiring specific performance by such Assignor of said obligation. By accepting the benefits of this Agreement and each other Security Document, the Secured Creditors expressly acknowledge and agree that this Agreement and each other Security Document may be enforced only by the action of the Collateral Agent acting upon the instructions of the Required Secured Creditors and that no other Secured Creditor shall have any right individually to seek to enforce or to enforce this Agreement or to realize upon the security to be granted hereby, it being understood and agreed that such rights and remedies may be exercised by the Collateral Agent for the benefit of the Secured Creditors upon the terms of this Agreement and the other Security Documents.

Section 9.2 Remedies; Disposition of the Collateral. If any Event of Default shall have occurred and be continuing, then any Collateral repossessed by the Collateral Agent under or pursuant to Section 9.1 hereof and any other Collateral whether or not so repossessed by the Collateral Agent, may be sold, assigned, leased or otherwise disposed of under one or more

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contracts or as an entirety, and without the necessity of gathering at the place of sale the property to be sold, and in general in such manner, at such time or times, at such place or places and on such terms as the Collateral Agent may, in compliance with any mandatory requirements of applicable law, determine to be commercially reasonable. Any of the Collateral may be sold, leased or otherwise disposed of, in the condition in which the same existed when taken by the Collateral Agent or after any overhaul or repair at the expense of the relevant Assignor which the Collateral Agent shall determine to be commercially reasonable. Any such sale, lease or other disposition may be effected by means of a public disposition or private disposition, effected in accordance with the applicable requirements (in each case if and to the extent applicable) of Sections 9-610 through 9-613 of the UCC and/or such other mandatory requirements of applicable law as may apply to the respective disposition. The Collateral Agent may, without notice or publication, adjourn any public or private disposition or cause the same to be adjourned from time to time by announcement at the time and place fixed for the disposition, and such disposition may be made at any time or place to which the disposition may be so adjourned. To the extent permitted by any such requirement of law, the Collateral Agent may bid for and become the purchaser (and may pay all or any portion of the purchase price by crediting Obligations against the purchase price) of the Collateral or any item thereof, offered for disposition in accordance with this Section 9.2 without accountability to the relevant Assignor. If, under applicable law, the Collateral Agent shall be permitted to make disposition of the Collateral within a period of time which does not permit the giving of notice to the relevant Assignor as hereinabove specified, the Collateral Agent need give such Assignor only such notice of disposition as shall be required by such applicable law. Each Assignor agrees to do or cause to be done all such other acts and things as may be reasonably necessary to make such disposition or dispositions of all or any portion of the Collateral valid and binding and in compliance with any and all applicable laws, regulations, orders, writs, injunctions, decrees or awards of any and all courts, arbitrators or governmental instrumentalities, domestic or foreign, having jurisdiction over any such sale or sales, all at such Assignor’s expense.

Section 9.3 Waiver of Claims. Except as otherwise provided in this Agreement, EACH ASSIGNOR HEREBY WAIVES, TO THE EXTENT PERMITTED BY APPLICABLE LAW, NOTICE AND JUDICIAL HEARING IN CONNECTION WITH THE COLLATERAL AGENT’S TAKING POSSESSION OR THE COLLATERAL AGENT’S DISPOSITION OF ANY OF THE COLLATERAL, INCLUDING, WITHOUT LIMITATION, ANY AND ALL PRIOR NOTICE AND HEARING FOR ANY PREJUDGMENT REMEDY OR REMEDIES, and each Assignor hereby further waives, to the extent permitted by law:

(i) all damages occasioned by such taking of possession or any such disposition except any damages which are the direct result of the Collateral Agent’s gross negligence or willful misconduct (as determined by a court of competent jurisdiction in a final and non-appealable decision);

(ii) all other requirements as to the time, place and terms of sale or other requirements with respect to the enforcement of the Collateral Agent’s rights hereunder; and

(iii) all rights of redemption, appraisement, valuation, stay, extension or moratorium now or hereafter in force under any applicable law in order to prevent or

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delay the enforcement of this Agreement or the absolute sale of the Collateral or any portion thereof, and each Assignor, for itself and all who may claim under it, insofar as it or they now or hereafter lawfully may, hereby waives the benefit of all such laws.

Any sale of, or the grant of options to purchase, or any other realization upon, any Collateral shall operate to divest all right, title, interest, claim and demand, either at law or in equity, of the relevant Assignor therein and thereto, and shall be a perpetual bar both at law and in equity against such Assignor and against any and all Persons claiming or attempting to claim the Collateral so sold, optioned or realized upon, or any part thereof, from, through and under such Assignor.

Section 9.4 Application of Proceeds. (a) Subject to the terms of the applicable Intercreditor Agreements, all moneys collected by the Collateral Agent (or, to the extent any Mortgage or any other Security Document requires proceeds of collateral under such other Security Document to be applied in accordance with the provisions of this Agreement, the Collateral Agent or other agent under such other Security Document) upon any sale or other disposition of the Collateral, together with all other moneys received by the Collateral Agent hereunder, shall be applied as provided in the applicable Intercreditor Agreement.

(b) All payments required to be made hereunder shall be made to the Administrative Agent for the account of the Secured Creditors.

(c) It is understood that the Assignors shall remain jointly and severally liable to the extent of any deficiency between the amount of the proceeds of the Collateral and the aggregate amount of the Obligations.

Section 9.5 Remedies Cumulative. Each and every right, power and remedy hereby specifically given to the Collateral Agent shall be in addition to every other right, power and remedy specifically given to the Collateral Agent under this Agreement, the other Credit Documents or now or hereafter existing at law, in equity or by statute and each and every right, power and remedy whether specifically herein given or otherwise existing may be exercised from time to time or simultaneously and as often and in such order as may be deemed expedient by the Collateral Agent. All such rights, powers and remedies shall be cumulative and the exercise or the beginning of the exercise of one shall not be deemed a waiver of the right to exercise any other or others. No delay or omission of the Collateral Agent in the exercise of any such right, power or remedy and no renewal or extension of any of the Obligations shall impair any such right, power or remedy or shall be construed to be a waiver of any Default or Event of Default or an acquiescence thereof. No notice to or demand on any Assignor in any case shall entitle it to any other or further notice or demand in similar or other circumstances or constitute a waiver of any of the rights of the Collateral Agent to any other or further action in any circumstances without notice or demand. In the event that the Collateral Agent shall bring any suit to enforce any of its rights hereunder and shall be entitled to judgment, then in such suit the Collateral Agent may recover reasonable expenses, including reasonable attorneys’ fees, and the amounts thereof shall be included in such judgment.

Section 9.6 Discontinuance of Proceedings. In case the Collateral Agent shall have instituted any proceeding to enforce any right, power or remedy under this Agreement by

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foreclosure, sale, entry or otherwise, and such proceeding shall have been discontinued or abandoned for any reason or shall have been determined adversely to the Collateral Agent, then and in every such case the relevant Assignor, the Collateral Agent and each holder of any of the Obligations shall be restored to their former positions and rights hereunder with respect to the Collateral subject to the security interest created under this Agreement, and all rights, remedies and powers of the Collateral Agent shall continue as if no such proceeding had been instituted.

ARTICLE X

INDEMNITY

Section 10.1 Indemnity. (a) Each Assignor jointly and severally agrees to indemnify, reimburse and hold the Collateral Agent, each other Secured Creditor and their respective successors, assigns, employees, affiliates and agents (hereinafter in this Section 10.1 referred to individually as “Indemnitee”, and collectively as “Indemnitees”) harmless from any and all liabilities, obligations, damages, injuries, penalties, claims, demands, actions, suits, judgments and any and all costs, expenses or disbursements (including reasonable attorneys’ fees and expenses) (for the purposes of this Section 10.1 the foregoing are collectively called “expenses”) of whatsoever kind and nature imposed on, asserted against or incurred by any of the Indemnitees in any way relating to or arising out of this Agreement, any other Credit Document or any other document executed in connection herewith or therewith or in any other way connected with the administration of the transactions contemplated hereby or thereby or the enforcement of any of the terms of, or the preservation of any rights under any thereof, or in any way relating to or arising out of the manufacture, ownership, ordering, purchase, delivery, control, acceptance, lease, financing, possession, operation, condition, sale, return or other disposition or use of the Collateral by any Assignor or any of their respective Affiliates (including, without limitation, latent or other defects, whether or not discoverable), the violation of the laws of any country, state or other governmental body or unit by any Assignor or any of their respective Affiliates, any tort (including, without limitation, claims arising or imposed under the doctrine of strict liability, or for or on account of injury to or the death of any Person (including any Indemnitee), or property damage) arising from any of the foregoing, or contract claim arising from any of the foregoing; provided that no Indemnitee shall be indemnified pursuant to this Section 10.1(a) for losses, damages or liabilities to the extent caused by the gross negligence or willful misconduct of such Indemnitee (as determined by a court of competent jurisdiction in a final and non-appealable decision). Each Assignor agrees that upon written notice by any Indemnitee of the assertion of such a liability, obligation, damage, injury, penalty, claim, demand, action, suit or judgment, the relevant Assignor shall assume full responsibility for the defense thereof. Each Indemnitee agrees to use its best efforts to promptly notify the relevant Assignor of any such assertion of which such Indemnitee has knowledge.

(b) Without limiting the application of Section 10.1(a) hereof, each Assignor agrees, jointly and severally, to pay or reimburse the Collateral Agent for any and all reasonable fees, costs and expenses of whatever kind or nature incurred in connection with the creation, preservation or protection of the Collateral Agent’s Liens on, and security interest in, the Collateral, including, without limitation, all fees and taxes in connection with the recording or filing of instruments and documents in public offices, payment or discharge of any taxes or Liens upon or in respect of the Collateral, premiums for insurance with respect to the Collateral

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and all other fees, costs and expenses in connection with protecting, maintaining or preserving the Collateral and the Collateral Agent’s interest therein, whether through judicial proceedings or otherwise, or in defending or prosecuting any actions, suits or proceedings arising out of or relating to the Collateral.

(c) Without limiting the application of Section 10.1(a) or (b) hereof, each Assignor agrees, jointly and severally, to pay, indemnify and hold each Indemnitee harmless from and against any loss, costs, damages and expenses which such Indemnitee may suffer, expend or incur in consequence of or growing out of any misrepresentation by any Assignor in this Agreement, any other Credit Document or in any writing contemplated by or made or delivered pursuant to or in connection with this Agreement or any other Credit Document.

(d) If and to the extent that the obligations of any Assignor under this Section 10.1 are unenforceable for any reason, such Assignor hereby agrees to make the maximum contribution to the payment and satisfaction of such obligations which is permissible under applicable law.

Section 10.2 Indemnity Obligations Secured by Collateral; Survival. Any amounts paid by any Indemnitee as to which such Indemnitee has the right to reimbursement shall constitute Obligations secured by the Collateral. The indemnity obligations of each Assignor contained in this Article X shall continue in full force and effect notwithstanding the discharge thereof and the occurrence of the Satisfaction Date of the Obligations and the Termination Date.

ARTICLE XI

DEFINITIONS

The following terms shall have the meanings herein specified. Such definitions shall be equally applicable to the singular and plural forms of the terms defined.

“Administrative Agent” shall have the meaning provided in the recitals of this Agreement.

“Agreement” shall mean this Second Lien Guarantee and Collateral Agreement, as the same may be amended, modified, restated and/or supplemented from time to time in accordance with its terms.

“Assignor” shall have the meaning provided in the first paragraph of this Agreement.

“Borrower” shall have the meaning provided in the recitals of this Agreement.

“Cash Collateral Account” shall mean each of (i) the non-interest bearing cash collateral account of the Lee Entities maintained with, and in the sole dominion and control of, the First Priority Representative (as defined in the Lee Intercreditor Agreement) for the benefit of the First Priority Secured Parties (as defined in the Lee Intercreditor Agreement) and the Second Priority Secured Parties (as defined in the Lee Intercreditor Agreement), (ii) prior to the Pulitzer

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Debt Satisfaction Date, the non-interest bearing cash collateral account of the Pulitzer Entities maintained with, and in the sole dominion and control of, the First Priority Representative (as defined in the Pulitzer Intercreditor Agreement) for the benefit of the First Priority Secured Parties (as defined in the Pulitzer Intercreditor Agreement) and the Second Priority Secured Parties (as defined in the Pulitzer Intercreditor Agreement) and (iii) on and after the Pulitzer Debt Satisfaction Date, the non-interest bearing cash collateral account of the Pulitzer Entities maintained with, and in the sole dominion and control of, the First Priority Representative (as defined in the Pulitzer Junior Intercreditor Agreement for the benefit of the First Priority Secured Parties (as defined in the Pulitzer Junior Intercreditor Agreement) and the Second Priority Secured Parties (as defined in the Pulitzer Junior Intercreditor Agreement).

“Collateral” shall have the meaning provided in Section 2.1(a) of this Agreement.

“Collateral Agent” shall have the meaning provided in the first paragraph of this Agreement.

“Contract Rights” shall mean all rights of any Assignor under each Contract, including, without limitation, (i) any and all rights to receive and demand payments under any or all Contracts, (ii) any and all rights to receive and compel performance under any or all Contracts and (iii) any and all other rights, interests and claims now existing or in the future arising in connection with any or all Contracts.

“Contracts” shall mean all contracts between any Assignor and one or more additional parties (including, without limitation, any Interest Rate Agreements, Other Hedging Agreements, licensing agreements and any partnership agreements, joint venture agreements and limited liability company agreements).

“Copyrights” shall mean any United States or foreign copyright or copyrighted work now or hereafter owned by any Assignor, including any registrations of any copyrights in the United States Copyright Office or any foreign equivalent office, as well as any application for a copyright registration now or hereafter made with the United States Copyright Office or any foreign equivalent office by any Assignor.

“Domestic Corporation” shall have the meaning set forth in the definition of “Stock.”

“Domain Names” shall mean all Internet domain names and associated URL addresses in or to which any Assignor now or hereafter has any right, title or interest.

“Event of Default” shall mean any Event of Default under, and as defined in, the Loan Agreement and shall in any event include, without limitation, any payment default on any of the Obligations after the expiration of any applicable grace period.

“Excluded Accounts” shall mean the deposit, securities and commodities accounts (a) which are used for the purpose of making payroll and withholding tax payments related thereto and other employee wage, fee and benefit payments and accrued and unpaid employee compensation (including salaries, wages, benefits and expense reimbursements), (b) which are used for paying taxes, including sales taxes, (c) which are used as escrow accounts or as

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fiduciary or trust accounts, (d) at any time prior to the Pulitzer Debt Satisfaction Date, constituting petty cash Deposit Accounts that do not have a cash balance of any time, in the case of any such Deposit Account of a Pulitzer Assignor, exceeding $15,000, so long as the aggregate of all such petty cash Deposit Accounts that are not subject to a “control agreement” provided in Section 4.9 hereof do not have cash balances at any time exceeding $100,000 or (e) which, individually or in the aggregate, have an average daily balance for any fiscal month of less than $3.0 million.

“Excluded Capital Stock” shall mean, (a) in the case of any pledge of Capital Stock of any Foreign Subsidiary or any FSHCO, any Capital Stock that is voting Capital Stock of such Subsidiary in excess of 65% of the outstanding voting Capital Stock, (b) the Capital Stock of any Subsidiary of a Foreign Subsidiary, (c) in the case of Capital Stock in any partnership, joint venture or Subsidiary that is not a Wholly Owned Subsidiary, any Capital Stock of such Person to the extent any organizational document or contractual obligation prohibits, or would be breached by, such a pledge, (d) any Capital Stock the pledge of which would require the consent, approval, license or authorization of any governmental authority or is otherwise not permitted by applicable law, (e) any Capital Stock that constitutes margin stock, and (f) any Capital Stock in (i) any captive insurance Subsidiary, (ii) Lee Foundation and any other not-for-profit Subsidiary, (iii) any Subsidiary that is a special purpose vehicle for securitization financings and (iv) any Unrestricted Subsidiary.

“Excluded Property” shall mean all ownership interests in (a) (i) Lee Enterprises, Incorporated Retirement Account Plan and related trust, (ii) Lee Enterprises, Incorporated Outside Directors Deferral Plan (effective January 1, 2005), (iii) Lee Enterprises, Incorporated Supplementary Benefit Plan and Trust for Non-Qualified Deferred Compensation Benefit Plans of Lee Enterprises (dated January 1, 2006), (iv) Lee Enterprises, Incorporated 1977 Employee Stock Purchase Plan (amended May 17, 2008), (v) Lee Enterprises, Incorporated Supplemental Employee Stock Purchase Plan (amended February 20, 2007) and (vi) any other present or future retirement plan, deferred compensation plan, equity incentive plan, employee stock option plan, employee stock ownership plan or other benefit or compensation plan and any related trusts (each as amended modified, restated and/or supplemented from time to time), in each case so long as such plans are solely for the benefit of officers, directors, consultants and/or employees of the Borrower or any Subsidiary of the Borrower or any of their respective assigns, estates, heirs, family members, spouses, former spouses, domestic partners or former domestic partners, (b) any Capital Stock held by the Borrower or any Subsidiary in MNI or Capital Times (each a “Specified Entity”) so long as, in each case as to any Specified Entity, such Specified Entity is not a Subsidiary of the Borrower, (c) Excluded Capital Stock, (d) Excluded Accounts, (e) motor vehicles and other assets subject to certificates of title, letter of credit rights (except to the extent perfection can be accomplished through the filing of UCC-1 financing statements), and commercial tort claims with a value of less than $500,000, (f) assets to the extent the pledge of which, or the granting a security interest in, are prohibited by applicable law, rule or regulation (including the requirement to obtain consent of any governmental authority) and all assets of Lee Foundation, (g) any lease, license or other agreement or any property or assets subject to a purchase money security interest (or the Lien thereon) or similar arrangement to the extent that a grant of a security interest therein (or the Lien thereon), or pledge thereof, would violate or invalidate such lease, license or agreement or purchase money security interest or similar arrangement or give rise to a right of termination, right of first refusal, right of first offer or other

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purchase right in favor of, or require the consent of, any other party after giving effect to the applicable anti-assignment provisions of the New York UCC, other than the proceeds and receivables thereof, the assignment of which is expressly deemed effective under the New York UCC notwithstanding such prohibition, (h) property and assets as to which the cost or burden of obtaining such a security interest (or Lien) or pledge or perfection thereof are excessive in relation to the benefit of the holders of the security to be afforded thereby, as determined in Good Faith by the Borrower; provided that such property or assets are not pledged as security in favor of any obligations under any Debt Facility, (i) any governmental licenses or state or local franchises, charters and authorizations, to the extent security interests in, or pledges of, such licenses, franchises, charters or authorizations are prohibited or restricted thereby after giving effect to the applicable anti-assignment provisions of the New York UCC, (j) any leasehold real property, (k) any Excluded TNI Assets, and (l) with respect to any “intent-to-use” application for any trademark or service mark registration filed in the United States Patent and Trademark Office pursuant to Section 1(b) of the Lanham Act, 15 U.S.C. § 1051, the security interest of the Collateral Agent shall not attach to the extent the inclusion in the Collateral would violate such section, unless and until an Amendment to Allege Use or a Statement of Use under Sections 1(c) and 1(d) of said Act has been filed.

“Excluded TNI Assets” shall mean all real and personal property of STAR Publishing Company (or any successor thereto) which is leased to, or used in the operations or business of, TNI Partners and all proceeds of any of the foregoing. For the avoidance of doubt, “Excluded TNI Assets” shall not include any equity interests in TNI Partners.

“First Priority Representative” shall have the meaning given to such term in the Lee Intercreditor Agreement and/or the Pulitzer Intercreditor Agreement, as applicable.

“Foreign Corporation” shall have the meaning set forth in the definition of “Stock.”

“FSHCO” shall mean any Domestic Subsidiary that has no material assets other than Capital Stock in one or more direct or indirect Foreign Subsidiaries that are “controlled foreign corporations” within the meaning of Section 957 of the Internal Revenue Code of 1986, as amended.

“Guarantee” shall mean the guarantees of the Guaranteed Obligations provided in Article I of this Agreement.

“Guaranteed Obligations” shall mean, as to any Guarantor, the Obligations of the Borrower and the other Guarantors.

“Guarantor” shall mean each Assignor other than the Borrower.

“Indemnitee” shall have the meaning provided in Section 10.1(a) of this Agreement.

“Instrument” shall have the meaning provided in Article 9 of the New York UCC.

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“Intellectual Property” shall mean all worldwide intellectual property and proprietary rights, including Copyrights, Domain Names, Marks, Patents, Software and Trade Secrets.

“Investment Property” shall mean, collectively, all (i) “investment property” as such term is defined in Section 9-102(a)(49) of the New York UCC, and whether or not constituting “investment property” as so defined, all Pledged Stock.

“Joint Venture Investment Property” shall mean all Limited Liability Company Interests, Partnership Interests and Stock.

“Lenders” shall have the meaning provided in the recitals of this Agreement.

“Limited Liability Company Interest” shall mean the entire limited liability company membership interest at any time owned by any Assignor in any limited liability company.

“Loan Agreement” shall have the meaning provided in the recitals of this Agreement.

“Location” of any Assignor, shall mean such Assignor’s “location” as determined pursuant to Section 9-307 of the UCC.

“Marks” shall mean all right, title and interest in and to any trademarks, service marks, trade names, corporate names, logos and other indicia of source or origin, including trademark rights in Domain Names, now held or hereafter acquired by any Assignor, including any registration or application for registration of any of the foregoing now held or hereafter acquired by any Assignor, which are registered or filed in the United States Patent and Trademark Office or the equivalent thereof in any state of the United States or any equivalent foreign office or agency, as well as any unregistered trademarks and service marks used by an Assignor and any trade dress including logos, designs, fictitious business names and other business identifiers used by any Assignor, together with the right to all renewals of the foregoing, the goodwill of the business of such Assignor symbolized by the foregoing and all causes of action arising prior to or after the date hereof for infringement of any of the foregoing or unfair competition regarding the same.

“New York UCC” shall mean the UCC in the State of New York, as in effect from time to time.

“Notes” shall mean (x) all intercompany notes at any time issued to each Assignor and (y) all other promissory notes from time to time issued to, or held by, each Assignor.

“Obligations” shall mean and include, as to any Assignor, the full and prompt payment when due (whether at stated maturity, by acceleration or otherwise) of all obligations, liabilities and indebtedness (including, without limitation, principal, premium, interest (including, without limitation, all interest that accrues after the commencement of any case, proceeding or other action relating to the bankruptcy, insolvency, reorganization or similar proceeding of any Assignor at the rate provided for in the respective documentation, whether or

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not a claim for post-petition interest is allowed in any such proceeding), fees, costs and indemnities) of such Assignor to the Secured Creditors, whether now existing or hereafter incurred under, arising out of, or in connection with, each Credit Document to which such Assignor is a party (including, without limitation, in the event such Assignor is a Guarantor, all such obligations, liabilities and indebtedness of such Assignor under the Guarantee) and the due performance and compliance by such Assignor with all of the terms, conditions and agreements contained in each such Credit Document; it being acknowledged and agreed that the “Obligations” shall include extensions of credit of the types described above, whether outstanding on the date of this Agreement or extended from time to time after the date of this Agreement.

“Partnership Interest” shall mean the entire general partnership interest or limited partnership interest at any time owned by any Assignor in any general partnership or limited partnership.

“Patents” shall mean any patent in or to which any Assignor now or hereafter has any right, title or interest therein, and any divisionals, continuations (including, but not limited to, continuations-in-parts), reissues, reexaminations and improvements thereof, as well as any application for a patent now or hereafter made by any Assignor, together with all causes of action arising prior to or after the date hereof for infringement of any of the foregoing.

“Permits” shall mean, to the extent permitted to be assigned by the terms thereof or by applicable law, all licenses, permits, rights, orders, variances, franchises or authorizations of or from any governmental authority or agency.

“Pledged Collateral” shall mean the Pledged Stock and Notes.

“Pledged Stock” shall mean with respect to each Assignor, (i) all Stock owned or held by such Assignor from time to time and all options and warrants owned or held by such Assignor from time to time and all options and warrants owned by such Assignor from time to time to purchase Stock; (ii) all Limited Liability Company Interests and all Partnership Interests (collectively, “Pledged Interests”) owned by such Assignor from time to time and all of its right, title and interest in each limited liability company and partnership to which each such Pledged Interest relates, respectively, whether now existing or hereafter acquired, including, without limitation, to the fullest extent permitted under the terms and provisions of the documents and agreements governing such Pledged Interests and applicable law; (a) all its capital therein and its interest in all profits, income, surpluses, losses, limited liability company assets, partnership assets and other distributions to which such Assignor shall at any time be entitled in respect of such Pledged Interests; (b) all other payments due or to become due to such Assignor in respect of Pledged Interests, whether under any limited liability company or partnership agreement or otherwise, whether as contractual obligations, damages, insurance proceeds or otherwise; (c) all of its claims, rights, powers, privileges, authority, options, security interests, liens and remedies, if any, under any limited liability company, operating or partnership agreement, or at law or otherwise in respect of such Pledged Interests; (d) all present and future claims, if any, of such Assignor against any such limited liability company or partnership for monies loaned or advanced, for services rendered or otherwise; (e) all of such Assignor’s rights under any limited liability company, operating or partnership agreement, or at law to exercise and enforce every

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right, power, remedy, authority, option and privilege of such Assignor relating to such Pledged Interests, including any power to terminate, cancel or modify any such limited liability company, operating or partnership agreement, to execute any instruments and to take any and all other action on behalf of and in the name of any of such Assignor in respect of such Pledged Interests and any such limited liability company or partnership, to make determinations, to exercise any election (including, but not limited to, election of remedies) or option or to give or receive any notice, consent, amendment, waiver or approval, together with full power and authority to demand, receive, enforce, collect or receipt for any of the foregoing or for any limited liability company or partnership asset, to enforce or execute any checks, or other instruments or orders, to file any claims and to take any action in connection with any of the foregoing; and (iii) all other property hereafter delivered in substitution for or in addition to any of the foregoing, all certificates and instruments representing or evidencing such other property and all cash, securities, interest, dividends, rights and other property at any time and from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all thereof.

“Pulitzer Assignor” shall mean any Assignor that is a Pulitzer Entity.

“Representative” shall have the meaning provided in Section 9.4(c)of this Agreement.

“Required Secured Creditors” shall mean the Required Lenders (or such other Lenders (or number or percentage thereof) as shall be necessary under Section 13.12 of the Loan Agreement).

“Satisfaction” shall mean, as to the Obligations or Guaranteed Obligations, (i) payment in full thereof in cash, (ii) termination of all Commitments under the Loan Agreement and (iii) no further Commitments, Loans or any other extensions of credit may be provided under the Loan Agreement.

“Satisfaction Date” shall mean as to the Obligations or the Guaranteed Obligations, the date of the Satisfaction of such Obligations or Guaranteed Obligations, as the case may be.

“Secured Creditors” shall have the meaning provided in the recitals of this Agreement.

“Software” shall mean all right, title or interest in and to software, code, applications, websites, systems databases and all software licensing rights now held or hereafter acquired by any Assignor.

“Specified Entity” shall have the meaning provided in the definition of “Excluded Property” contained herein.

“Stock” shall mean (x) with respect to corporations incorporated under the laws of the United States or any State thereof or the District of Columbia (each, a “Domestic Corporation”), all of the issued and outstanding shares of stock owned by any Assignor of any Domestic Corporation and (y) with respect to corporations not Domestic Corporations (each, a

42

“Foreign Corporation”), all of the issued and outstanding shares of capital stock owned at any time by any Assignor of any Foreign Corporation that is a Subsidiary of such Assignor.

“Termination Date” shall have the meaning provided in Section 12.8(a) of this Agreement.

“Trade Secrets” shall mean any trade secrets, confidential information, production procedures, all writing, plans, specifications and schematics, engineering drawings, customer lists, goodwill, other know-how and all data of any kind or nature, regardless of the medium of recording, relating to the design manufacture, assembly, installation, use, operation, marketing, sale and/or servicing of any products or business of an Assignor worldwide whether or not in a written, tangible or physical medium.

“Trade Secret Rights” shall mean the rights of an Assignor in any Trade Secret it holds.

“UCC” shall mean the Uniform Commercial Code as in effect from time to time in the relevant jurisdiction.

ARTICLE XII

MISCELLANEOUS

Section 12.1 Notices. Except as otherwise specified herein, all notices, requests, demands or other communications to or upon the respective parties hereto shall be sent or delivered by mail, facsimile, electronic mail or overnight courier service and all such notices and communications shall, when sent by mail, facsimile, electronic mail or courier, be effective when deposited in the mail, sent by facsimile or electronic mail or delivered to the overnight courier, as the case may be, except that notices and communications to the Collateral Agent or any Assignor shall not be effective until received by the Collateral Agent or such Assignor, as the case may be. All notices and other communications shall be in writing and addressed as follows:

(a) if to any Assignor, c/o:

Lee Enterprises, Incorporated

201 N. Harrison Street, Suite 600

Davenport, IA 52801

Attention: Vice President, Chief Financial Officer and Treasurer

Facsimile No.: (563) 327-2600

Email: carl.schmidt@lee.net

With a copy to:

Lane & Waterman LLP

220 N. Main Street, Suite 600

Davenport, IA, 52801

Attention: C. D. Waterman III

43

Facsimile No.: 563-324-1616

Email: dwaterman@l-wlaw.com

(b) if to the Collateral Agent, at:

Wilmington Trust, N.A.

50 South Sixth Street, Suite 1290

Minneapolis, MN 55402

Attention: Josh James- Vice President

Telephone No.: (612) 217-5637

Facsimile No.: (612) 217-5651

Email: jjames@wilmingtontrust.com

(c) if to any Secured Creditor (other than the Collateral Agent), at such address as such Secured Creditor shall have specified in the Loan Agreement;

or at such other address or addressed to such other individual as shall have been furnished in writing by any Person described above to the party required to give notice hereunder.

Section 12.2 Waiver; Amendment. Except as provided in Sections 12.8 and 12.12 hereof, none of the terms and conditions of this Agreement may be changed, waived, modified or varied in any manner whatsoever unless in writing duly signed by each Assignor directly affected thereby (it being understood that the addition or release of any Assignor hereunder shall not constitute a change, waiver, discharge or termination affecting any Assignor other than the Assignor so added or released) and the Collateral Agent (with the written consent of the Required Secured Creditors).

Section 12.3 Obligations Absolute. The obligations of each Assignor hereunder shall remain in full force and effect without regard to, and shall not be impaired by, (a) any bankruptcy, insolvency, reorganization, arrangement, readjustment, composition, liquidation or the like of such Assignor; (b) any exercise or non-exercise, or any waiver of, any right, remedy, power or privilege under or in respect of this Agreement or any other Credit Document; or (c) any amendment to or modification of any Credit Document or any security for any of the Obligations; whether or not such Assignor shall have notice or knowledge of any of the foregoing.

Section 12.4 Successors and Assigns. This Agreement shall create a continuing security interest in the Collateral and shall (i) remain in full force and effect, subject to release and/or termination as set forth in Section 12.8 hereof, (ii) be binding upon each Assignor, its successors and assigns; provided, however, that no Assignor shall assign any of its rights or obligations hereunder without the prior written consent of the Collateral Agent (with the prior written consent of the Required Secured Creditors), and (iii) inure, together with the rights and remedies of the Collateral Agent hereunder, to the benefit of the Collateral Agent, the other Secured Creditors and their respective successors, transferees and assigns. All agreements, statements, representations and warranties made by each Assignor herein or in any certificate or

44

other instrument delivered by such Assignor or on its behalf under this Agreement shall be considered to have been relied upon by the Secured Creditors and shall survive the execution and delivery of this Agreement and the other Credit Documents regardless of any investigation made by the Secured Creditors or on their behalf.

Section 12.5 Headings Descriptive. The headings of the several sections of this Agreement are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement.

Section 12.6 GOVERNING LAW; SUBMISSION TO JURISDICTION; VENUE; WAIVER OF JURY TRIAL. (a) THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK. ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK, AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH ASSIGNOR HEREBY IRREVOCABLY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE NON-EXCLUSIVE JURISDICTION OF THE AFORESAID COURTS. EACH ASSIGNOR HEREBY FURTHER IRREVOCABLY WAIVES ANY CLAIM THAT ANY SUCH COURTS LACK JURISDICTION OVER SUCH ASSIGNOR, AND AGREES NOT TO PLEAD OR CLAIM IN ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENT BROUGHT IN ANY OF THE AFORESAID COURTS THAT ANY SUCH COURT LACKS JURISDICTION OVER SUCH ASSIGNOR. EACH ASSIGNOR FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO ANY SUCH ASSIGNOR AT ITS ADDRESS FOR NOTICES AS PROVIDED IN SECTION 10.1 ABOVE, SUCH SERVICE TO BECOME EFFECTIVE 30 DAYS AFTER SUCH MAILING. EACH ASSIGNOR HEREBY IRREVOCABLY WAIVES ANY OBJECTION TO SUCH SERVICE OF PROCESS AND FURTHER IRREVOCABLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY ACTION OR PROCEEDING COMMENCED HEREUNDER OR UNDER ANY OTHER CREDIT DOCUMENT THAT SUCH SERVICE OF PROCESS WAS IN ANY WAY INVALID OR INEFFECTIVE. NOTHING HEREIN SHALL AFFECT THE RIGHT OF THE COLLATERAL AGENT UNDER THIS AGREEMENT, OR ANY SECURED CREDITOR, TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST ANY ASSIGNOR IN ANY OTHER JURISDICTION.

(b) EACH ASSIGNOR HEREBY IRREVOCABLY WAIVES ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY OF THE AFORESAID ACTIONS OR PROCEEDINGS ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENT BROUGHT IN THE COURTS REFERRED TO IN CLAUSE (a) ABOVE AND HEREBY FURTHER IRREVOCABLY WAIVES AND AGREES NOT TO PLEAD

45

OR CLAIM IN ANY SUCH COURT THAT ANY SUCH ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

(c) EACH OF THE PARTIES TO THIS AGREEMENT HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE OTHER CREDIT DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

Section 12.7 Assignor’s Duties. It is expressly agreed, anything herein contained to the contrary notwithstanding, that each Assignor shall remain liable to perform all of the obligations, if any, assumed by it with respect to the Collateral and the Collateral Agent shall not have any obligations or liabilities with respect to any Collateral by reason of or arising out of this Agreement, nor shall the Collateral Agent be required or obligated in any manner to perform or fulfill any of the obligations of any Assignor under or with respect to any Collateral.

Section 12.8 Termination; Release. (a) After the Termination Date, this Agreement shall terminate (provided that all indemnities set forth herein including, without limitation in Section 10.1 hereof, shall survive such termination) and the Collateral Agent, at the request and expense of the respective Assignor, will promptly execute and deliver to such Assignor a proper instrument or instruments (including UCC termination statements on form UCC-3) acknowledging the satisfaction and termination of this Agreement, and will duly assign, transfer and deliver to such Assignor (without recourse and without any representation or warranty) such of the Collateral as may be in the possession of the Collateral Agent and as has not theretofore been sold or otherwise applied or released pursuant to this Agreement. As used in this Agreement, “Termination Date” shall mean the Satisfaction Date of the Obligations and the Guaranteed Obligations.

(b) In the event that any part of the Collateral is (x) sold, transferred or otherwise disposed of (to a Person other than a Credit Party) in a transaction not prohibited by the Credit Documents at the time of such sale, transfer or disposition, (y) is owned or at any time acquired by a Guarantor that has been released from the Guarantee pursuant to the Credit Documents (including in connection with the designation of such Guarantor as an Unrestricted Subsidiary) or (z) released at the direction of the Required Secured Lenders in accordance with the Credit Documents, the security interest created hereby with respect to such part of the Collateral shall automatically be released and the Collateral Agent, at the reasonable request and expense of such Assignor, will execute and deliver such documentation, including termination or partial release statements and the like in connection therewith and assign, transfer and deliver to such Assignor (without recourse and without any representation or warranty) such of the Collateral as is then being (or has been) so sold or otherwise disposed of, or released, and as may be in the possession of the Collateral Agent and has not theretofore been released pursuant to this Agreement. The proceeds of such sale, transfer or other disposition shall be applied in accordance with the terms of the Loan Agreement or such other Credit Documents to the extent required to be so applied. Furthermore, upon the release of any Guarantor from the Guarantee in accordance with the provisions thereof, such Assignor (and

46

the Collateral at such time assigned by the respective Assignor pursuant hereto) shall be released from this Agreement.

(c) At any time that an Assignor desires that the Collateral Agent take any action to acknowledge or give effect to any release of Collateral pursuant to the foregoing Section 12.8(a) or (b), such Assignor shall deliver to the Collateral Agent a certificate signed by a principal executive officer of such Assignor stating that the release of the respective Collateral is permitted pursuant to such Section 12.8(a) or (b). At any time that the Borrower or the respective Assignor desires that a Subsidiary of the Borrower which has been released from the Guarantee be released hereunder as provided in the last sentence of Section 12.8(b) hereof, it shall deliver to the Collateral Agent a certificate signed by a principal executive officer of the Borrower and the respective Assignor stating that the release of the respective Assignor (and its Collateral) is permitted pursuant to such Section 12.8(b). If reasonably requested by the Collateral Agent (although the Collateral Agent shall have no obligation to make such request), the relevant Assignor shall furnish appropriate legal opinions (from counsel, reasonably acceptable to the Collateral Agent) to the effect set forth in this Section 12.8(c).

(d) The Collateral Agent shall have no liability whatsoever to any other Secured Creditor as the result of any release of Collateral by it in accordance with (or which the Collateral Agent in good faith believes to be in accordance with) this Section 12.8.

Section 12.9 Counterparts. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. Delivery of an executed counterpart to this Agreement by facsimile transmission or other electronic transmission (including “.pdf” or “.tif” format) shall be effective as a manually signed counterpart of this Agreement. A set of counterparts executed by all the parties hereto shall be lodged with the Borrower and the Collateral Agent.

Section 12.10 Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

Section 12.11 The Collateral Agent and the other Secured Creditors. The Collateral Agent will hold in accordance with this Agreement (and subject to the applicable Intercreditor Agreements) all items of the Collateral at any time received under this Agreement. It is expressly understood and agreed that the obligations of the Collateral Agent as holder of the Collateral and interests therein and with respect to the disposition thereof, and otherwise under this Agreement, are only those expressly set forth in this Agreement and in Section 12 of the Loan Agreement. The Collateral Agent shall act hereunder on the terms and conditions set forth herein and in Section 12 of the Loan Agreement.

Section 12.12 Additional Assignors. It is understood and agreed that any party that desires to become an Assignor hereunder, or is required to execute a counterpart of this

47

Agreement after the date hereof pursuant to the requirements of the Loan Agreement or any other Credit Document, shall (i) become an Assignor hereunder by (x) executing a counterpart hereof and delivering same to the Collateral Agent or by executing a joinder agreement and delivering same to the Collateral Agent, in each case as may be requested by (and in form and substance satisfactory to) the Collateral Agent, (y) delivering supplements to Annexes A through F, inclusive, G through J, inclusive, and N through Q, inclusive, hereto as are necessary to cause such Annexes to be complete and accurate with respect to such additional Assignor on such date and (z) taking all actions as specified in this Agreement as would have been taken by such Assignor had it been an original party to this Agreement, in each case with all documents required above to be delivered to the Collateral Agent and with all documents and actions required above to be taken to the reasonable satisfaction of the Collateral Agent and (ii) be deemed to have made the representations and warranties made by the Assignors in this Agreement; provided that any such representations and warranties that relate to the date of this Agreement shall be deemed to relate to the date such additional Assignor becomes an Assignor hereunder.

Section 12.13 Set Off. In addition to any rights now or hereafter granted under applicable law (including, without limitation, Section 151 of the New York Debtor and Creditor Law) and not by way of limitation of any such rights, upon the occurrence and during the continuance of an Event of Default (such term to mean and include any “Event of Default” as defined in the Loan Agreement), each Secured Creditor is hereby authorized, at any time or from time to time, without notice to any Guarantor or to any other Person, any such notice being expressly waived, to set off and to appropriate and apply any and all deposits (general or special) and any other indebtedness at any time held or owing by such Secured Creditor to or for the credit or the account of such Guarantor, against and on account of the obligations and liabilities of such Guarantor to such Secured Creditor under the Guarantee, irrespective of whether or not such Secured Creditor shall have made any demand hereunder and although said obligations, liabilities, deposits or claims, or any of them, shall be contingent or unmatured. Each Secured Creditor (by its acceptance of the benefits hereof) acknowledges and agrees that the provisions of this Section 12.13 are subject to the sharing provisions set forth in Section 13.06 of the Loan Agreement and the applicable Intercreditor Agreements.

Section 12.14 Intercreditor Agreements. Notwithstanding anything herein to the contrary, the exercise of any right or remedy by the Collateral Agent hereunder shall be subject to the provisions of the applicable Intercreditor Agreements. In the event of any conflict between the terms of any applicable Intercreditor Agreement and this Agreement, the terms of the applicable Intercreditor Agreement shall govern and control.

[Remainder of this page intentionally left blank; signature page follows]

48

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered by their duly authorized officers as of the date first above written.

LEE ENTERPRISES, INCORPORATED, as an Assignor

By:	/s/ Carl G. Schmidt
	Name:	Carl G. Schmidt
	Title:	Vice President, Chief Financial Officer and Treasurer

ACCUDATA, INC.
JOURNAL-STAR PRINTING CO.
K. FALLS BASIN PUBLISHING, INC.
LEE CONSOLIDATED HOLDINGS CO.
LEE PUBLICATIONS, INC.
LEE PROCUREMENT SOLUTIONS CO.
SIOUX CITY NEWSPAPERS, INC., each as an Assignor

By:	/s/ C. D. Waterman III
	Name:	C. D. Waterman III
	Title:	Secretary

INN PARTNERS, L.C., as an Assignor
By:	ACCUDATA, INC., Managing Member

By:	/s/ C. D. Waterman III
	Name:	C. D. Waterman III
	Title:	Secretary

PULITZER INC., as an Assignor

By:	/s/ Carl G. Schmidt
	Name:	Carl G. Schmidt
	Title:	Treasurer

Second Lien Guarantee and Collateral Agreement

FLAGSTAFF PUBLISHING CO.
HANFORD SENTINEL INC.
NAPA VALLEY PUBLISHING CO.
PANTAGRAPH PUBLISHING CO.
PULITZER MISSOURI NEWSPAPERS, INC.
PULITZER NEWSPAPERS, INC.
PULITZER TECHNOLOGIES, INC.
SANTA MARIA TIMES, INC.
SOUTHWESTERN OREGON PUBLISHING CO.
STAR PUBLISHING COMPANY
YNEZ CORPORATION, each as an Assignor

By:	/s/ C. D. Waterman III
Name: C. D. Waterman III
Title: Secretary

FAIRGROVE LLC, as an Assignor

By:	ST. LOUIS POST-DISPATCH LLC, Managing Member

By:	PULITZER INC., Managing Member

	By:	/s/ C. D. Waterman III
Name: C. D. Waterman III
Title: Secretary

AMPLIFIED DIGITAL, LLC
ST. LOUIS POST-DISPATCH LLC
STL DISTRIBUTION SERVICES LLC
SUBURBAN JOURNALS OF GREATER ST. LOUIS LLC
PULITZER NETWORK SYSTEMS LLC, each as an Assignor

By:	PULITZER INC., Managing Member

	By:	/s/ C. D. Waterman III
Name: C. D. Waterman III
Title: Secretary

Second Lien Guarantee and Collateral Agreement

Accepted and Agreed to:

WILMINGTON TRUST, NATIONAL ASSOCIATION, as Collateral Agent

By:	/s/ Joshua G. James
Name: Joshua G. James
Title: Assistant Vice President

By:	N/A
Name:
Title:

Second Lien Guarantee and Collateral Agreement

ANNEX A

SCHEDULE OF CHIEF EXECUTIVE OFFICES

Name of Assignor	Address(es) of Chief Executive Office
Lee Offices

Lee Enterprises, Incorporated	201 N. Harrison St. Ste. 600 Davenport, IA 52801

Journal-Star Printing Co.	926 P Street
Lincoln, NE 68501

Accudata, Inc.	201 N. Harrison St. Ste. 600
Davenport, IA 52801

INN Partners, L.C.	1510 47th Ave.
Moline, IL 61265

K. Falls Basin Publishing, Inc.	201 N. Harrison St. Ste. 600 Davenport, IA 52801

Lee Consolidated Holdings Co.	507 Main Street
Rapid City, SD 57709

Lee Publications, Inc.	201 N. Harrison St. Ste. 600 Davenport, IA 52801

Lee Procurement Solutions Co.	201 N. Harrison St. Ste. 600 Davenport, IA 52801

Sioux City Newspapers, Inc.	515 Pavonia Street
Sioux City, IA 51102

Pulitzer Offices

Pulitzer Inc.	900 N. Tucker Blvd.
St. Louis, MO 63101-1099

Pulitzer Technologies, Inc.	900 N. Tucker Blvd.
St. Louis, MO 63101-1099

St. Louis Post-Dispatch LLC	900 N. Tucker Blvd.
St. Louis, MO 63101-1099

Fairgrove LLC	900 N. Tucker Blvd.
St. Louis, MO 63101-1099

ANNEX A

STL Distribution Services LLC	900 N. Tucker Blvd.
St. Louis, MO 63101-1099

Suburban Journals of Greater St. Louis LLC	900 N. Tucker Blvd.
St. Louis, MO 63101-1099

Pulitzer Network Systems LLC	900 N. Tucker Blvd.
St. Louis, MO 63101-1099

Pulitzer Newspapers, Inc.	404 W. 3700 N.
Provo, UT 84604

Flagstaff Publishing Co.	1751 South Thompson Street Flagstaff, AZ 86001

Hanford Sentinel, Inc.	300 E. 6th St.
Hanford, CA 93232

Amplified Digital LLC	900 N. Tucker Blvd.
St. Louis, MO 63101-1099

Napa Valley Publishing Co.	1615 2nd Street
Napa, CA 94559

Pantagraph Publishing Co.	301 W. Washington St. Bloomington, IL 61702

Pulitzer Missouri Newspapers, Inc.	900 N. Tucker Blvd.
St. Louis, MO 63101-1099

Santa Maria Times, Inc.	3200 Skyway Dr.
Santa Maria, CA 93455

Southwestern Oregon Publishing Co.	350 Commercial Ave.
Coos Bay, OR 97420

Ynez Corporation	115 North H Street.
Lompoc, CA 93438

Star Publishing Company	201 N. Harrison St. Ste. 600
Davenport, IA 52801

ANNEX B

[RESERVED]

ANNEX C

SCHEDULE OF LEGAL NAMES, TYPE OF ORGANIZATION

(AND WHETHER A REGISTERED ORGANIZATION AND/OR

A TRANSMITTING UTILITY), JURISDICTION OF ORGANIZATION,

LOCATION, ORGANIZATIONAL IDENTIFICATION NUMBERS

AND FEDERAL EMPLOYER IDENTIFICATION NUMBERS

Assignor’s
	Type of				Organization	Assignor’s Federal
	Organization (or, if				Identification	Employer
Exact Legal Name	the Assignor is an	Registered		Assignor’s Location	Number (or, if	Identification Number	Transmitting
of Each	Individual, so	Organization	Jurisdiction of	(for purposes of NY	it has none,	(or, if it has none,	Utility?
Assignor	indicate)	(Yes/No)	Organization	UCC § 9-307)	so indicate)	so indicate)	(Yes/No)
Lee Entities

Lee Enterprises,	Corporation	Yes	Delaware	201 N. Harrison St. Ste.	[redacted]	[redacted]	No
Incorporated				600, Davenport, IA 52801

Journal-Star	Corporation	Yes	Nebraska	926 P Street, Lincoln, NE	[redacted]	[redacted]	No
Printing Co.				68501

Accudata, Inc.	Corporation	Yes	Iowa	201 N. Harrison St. Ste.	[redacted]	[redacted]	No
600, Davenport, IA 52801

INN Partners, L.C.	Limited Liability	Yes	Iowa	1510 47th Ave., Moline,	[redacted]	[redacted]	No
	Company			IL 61265

K. Falls Basin	Corporation	Yes	Oregon	201 N. Harrison St. Ste.	[redacted]	[redacted]	No
Publishing, Inc.				600, Davenport, IA 52801

ANNEX C

Lee Consolidated	Corporation	Yes	South Dakota	507 Main Street, Rapid	[redacted]	[redacted]	No
Holdings Co.				City, SD 57709

Lee Publications,	Corporation	Yes	Delaware	201 N. Harrison St. Ste.	[redacted]	[redacted]	No
Inc.				600, Davenport, IA 52801

Lee Procurement	Corporation	Yes	Iowa	201 N. Harrison St. Ste.	[redacted]	[redacted]	No
Solutions Co.				600, Davenport, IA 52801

Sioux City	Corporation	Yes	Iowa	515 Pavonia Street, Sioux	[redacted]	[redacted]	No
Newspapers, Inc.				City, IA 51102

Pulitzer Entities

Pulitzer Inc.	Corporation	Yes	Delaware	900 N. Tucker Blvd., St.	[redacted]	[redacted]	No
Louis, MO 63101-1099

Amplified Digital	Limited Liability	Yes	Delaware	900 N. Tucker Blvd., St.	[redacted]	[redacted]	No
LLC	Company			Louis, MO 63101-1099

Pulitzer	Corporation	Yes	Delaware	900 N. Tucker Blvd., St.	[redacted]	[redacted]	No
Technologies, Inc.				Louis, MO 63101-1099

St. Louis Post-	Limited Liability	Yes	Delaware	900 N. Tucker Blvd., St.	[redacted]	[redacted]	No
Dispatch LLC	Company			Louis, MO 63101-1099

Fairgrove LLC	Limited Liability	Yes	Delaware	900 N. Tucker Blvd., St.	[redacted]	[redacted]	No
	Company			Louis, MO 63101-1099

STL Distribution	Limited Liability	Yes	Delaware	900 N. Tucker Blvd., St.	[redacted]	[redacted]	No
Services LLC	Company			Louis, MO 63101-1099

Suburban Journals	Limited Liability	Yes	Delaware	900 N. Tucker Blvd., St.	[redacted]	[redacted]	No
of Greater St.	Company			Louis, MO 63101-1099
Louis LLC

ANNEX C

Pulitzer Network	Limited Liability	Yes	Delaware	900 N. Tucker Blvd., St.	[redacted]	[redacted]	No
Systems LLC	Company			Louis, MO 63101-1099

Pulitzer	Corporation	Yes	Delaware	900 N. Tucker Blvd., St.	[redacted]	[redacted]	No
Newspapers, Inc.				Louis, MO 63101-1099

Flagstaff	Corporation	Yes	Washington	1751 South Thompson Street,	[redacted]	[redacted]	No
Publishing Co.				Flagstaff, AZ 86001

Hanford Sentinel,	Corporation	Yes	Washington	300 E. 6th St.,	[redacted]	[redacted]	No
Inc.				Hanford, CA 93232

Napa Valley	Corporation	Yes	Washington	1615 2nd Street,	[redacted]	[redacted]	No
Publishing Co.				Napa, CA 94559

Pantagraph	Corporation	Yes	Delaware	301 W. Washington St.,	[redacted]	[redacted]	No
Publishing Co.				Bloomington, IL 61702

Pulitzer Missouri	Corporation	Yes	Delaware	900 N. Tucker Blvd., St.	[redacted]	[redacted]	No
Newspapers, Inc.				Louis, MO 63101-1099

Santa Maria Times,	Corporation	Yes	Nevada	3200 Skyway Dr., Santa	[redacted]	[redacted]	No
Inc.				Maria, CA 93455

Southwestern Oregon	Corporation	Yes	Oregon	350 Commercial Ave.,	[redacted]	[redacted]	No
Publishing Co.				Coos Bay, OR 97420

Ynez Corporation	Corporation	Yes	California	115 North H Street.	[redacted]	[redacted]	No
Lompoc, CA 93438

Star Publishing	Corporation	Yes	Arizona	4850 S. Park Ave.,	[redacted]	[redacted]	No
Company				Tucson, AZ 85714

ANNEX D

[RESERVED]

ANNEX E

DESCRIPTION OF CERTAIN SIGNIFICANT TRANSACTIONS OCCURRING WITHIN ONE YEAR

PRIOR TO THE DATE OF THE GUARANTEE AND COLLATERAL AGREEMENT

Description of any Transactions as required by
Section 3.8 of the Guarantee and Collateral
Name of Assignor	Agreement
Lee Assignors

Lee Enterprises, Incorporated	N/A

Journal-Star Printing Co.	N/A

Accudata, Inc.	N/A

INN Partners, L.C.	N/A

K. Falls Basin Publishing, Inc.	N/A

Lee Consolidated Holdings Co.	N/A

Lee Publications, Inc.	N/A

Lee Procurement Solutions Co.	N/A

Sioux City Newspapers, Inc.	N/A

Pulitzer Assignors

Pulitzer Inc.	N/A

Amplified Digital LLC	N/A

Pulitzer Technologies, Inc.	N/A

St. Louis Post-Dispatch LLC	N/A

Fairgrove LLC	N/A

STL Distribution Services LLC	N/A

Suburban Journals of Greater St. Louis LLC	N/A

Pulitzer Network Systems LLC	N/A

Pulitzer Newspapers, Inc.	N/A

Flagstaff Publishing Co.	N/A

Hanford Sentinel, Inc.	N/A

Napa Valley Publishing Co.	N/A

Pantagraph Publishing Co.	N/A

Pulitzer Missouri Newspapers, Inc.	N/A

Santa Maria Times, Inc.	N/A

Southwestern Oregon Publishing Co.	N/A

Ynez Corporation	N/A

Star Publishing Company	N/A

ANNEX F

SCHEDULE OF DEPOSIT ACCOUNTS

REDACTED

ANNEX G

SCHEDULE OF COMMERCIAL TORT CLAIMS

NONE OVER $100,000

ANNEX H

SCHEDULE OF MARKS AND APPLICATIONS;

INTERNET DOMAIN NAME REGISTRATIONS; MASTHEADS;

MOBILE/TABLET APPLICATIONS; TRADE NAMES; AND SOFTWARE

1.	Marks and Applications:

a(i). Lee Federal Marks (registered with the USPTO)

Owner	Mark	Reg. Date	Registration No.
INN Partners, L.C. d/b/a/TownNews.com	Ad-Owl	6/16/2009	3639360

	MurlinStats	6/16/2009	3639364

	TownNews.com	6/16/2009	3639362

Lee Enterprises, Incorporated	Best Bridal	9/16/2008	3501832

	First. Best.	3/30/2010	3766801

	Journalstar.com	7/30/2002	2600249

	Lincoln Journal Star	4/23/2002	2563200

	Rapid City Journal	11/29/2005	3019904

	Sellitia.com	2/2/2010	3745545

	Sellitmt.com	9/1/2009	3678060

	Sellitwi.com	9/8/2009	3681720

	Snoop	6/9/1992	1693756

	Today’s Deal Hop On It	7/5/2011	3988952

	Wheels For You	1/7/1997	2029349

Lee Procurement Solutions Co.	Albany Democrat-Herald	8/9/2005	2983247

	Beatrice Daily Sun	9/13/2005	2995157

	Billings Gazette	10/4/2005	3003817

	Classic Images	11/30/1993	1807513

	Classic Images	12/7/1999	2297511

	Columbus Telegram	1/24/2006	3049194

ANNEX H

Corvallis Gazette-Times	1/24/2006	3049193

Films of the Golden Age	1/27/1998	2133570

Films of the Golden Age	5/10/2011	3957298

Fremont Tribune	11/15/2005	3015260

Globe Gazette	1/10/2006	3040312

Hollywords	1/27/1998	2133569

Independent Record	12/13/2005	3027216

Iowa Farmer Today	7/1/1986	1399378

La Crosse Tribune	11/8/2005	3013050

Midwest Messenger	8/10/1999	2269096

Missoulian	11/22/2005	3017463

Montana Magazine	5/7/1996	1972527

Muscatine Journal	2/7/2006	3057253

Quad-City Times	3/8/2005	2930855

Ravalli Republic	12/6/2005	3023436

Sioux City Journal	11/1/2005	3010699

The Bismarck Tribune	12/27/2005	3034528

The Chippewa Herald	1/24/2006	3049359

The Journal Times	3/29/2005	2936435

The Montana Standard	5/3/2005	2946203

The Post-Star	12/13/2005	3026856

The Southern Illinoisan	1/17/2006	3044734

The Times and Democrat	7/12/2005	2967026

The Times-News	7/19/2005	2970506

Tidy Rak	8/25/1998	2184916

Times-Courier	1/24/2006	3049358

Tri-State Neighbor	2/25/1997	2040735

Winona Daily News	1/31/2006	3053430

Winonanet	8/5/1997	2086288

Work For You	6/1/1999	2249727

ANNEX H

Lee Publications, Inc.	The Citizen	6/15/2004	2853531

	The Ledger Independent	6/1/2004	2847485

a(ii). Pulitzer Federal Marks (registered with the USPTO)

Owner	Mark	Reg. Date	Registration No.
Pulitzer Inc.	100 Neediest Cases	5/24/1983	1239334

	Everyday	10/30/2001	2501621

	Feast	10/16/2007	3314639

	Feast	4/3/2012	4122623

	Feast Magazine	4/26/2011	3952650

	Get Out	5/28/1996	1976900

	St. Louis Post-Dispatch	9/17/1991	1657386

Pulitzer Newspapers, Inc.	American Canyon Eagle	7/18/2006	3118141

	Arizona Daily Sun	12/10/2002	2659561

	Flagstaff Live!	10/22/2002	2639764

	Inside Napa Valley	10/22/2002	2639765

	Selma Enterprise	2/4/2003	2683717

	The Kingsburg Recorder	10/22/2002	2639773

	The Napa Valley Register	2/4/2003	2683714

	The Pantagraph	11/25/2003	2786223

ANNEX H

St. Louis Post-Dispatch LLC	STL Today	4/15/2003	2706149

b(i). Lee Federal Applications

Owner	Mark	Application Filing Date	Serial No.	File Type
Lee Procurement Solutions Co.	Connect Me Local	2/19/2014	86197925	Intent to Use

b(ii). Pulitzer Federal Applications

None.

c(i). Lee State Marks

Owner	Mark	Registration/Filing/ Issued Date	Jurisdiction	Registration No.
Lee Enterprises, Incorporated	The Ravalli Post (and design)	2/3/2010	Montana	T027278

	The Valley Post (and design)	2/10/2010	Montana	T027327

	Jeans Day! (and design)	5/27/1994	North Dakota	6221200

	North Dakota Online	7/13/1994	North Dakota	5263300

	Turn to the Trib	1/25/2006	Wisconsin	20065601291

	Chippewa County Advertiser	9/27/2005	Wisconsin	20055600537

	Dunn County Reminder	8/24/2005	Wisconsin	20055600333

	Dunn County Shopper	9/21/2005	Wisconsin	20055600540

	The Chippewa Herald	9/21/2005	Wisconsin	20055600536

ANNEX H

The Dunn County News	9/21/2005	Wisconsin	20055600539

Your Family Shopper	9/21/2005	Wisconsin	20055600538

La Crosse Tribune County Amateur Golf Championship	3/10/2004	Wisconsin	20045401846

Smart Shopper	10/18/2011	Montana	T028518

Corvallis Gazette- Times (and design)	5/2/2003	Oregon	36754

Mid-Valley Sunday	9/27/2001	Oregon	35405

Casper Star-Tribune	10/27/2003	Wyoming	2003-000456833

c(ii). Pulitzer State Marks

Owner	Mark	Registration/Filing/ Issued Date	Jurisdiction	Registration No.
Flagstaff Publishing Co.	Best of Flagstaff	9/21/1995	Arizona	36272

	99 Things To Do In Northern Arizona	2/26/1999	Arizona	42283

	We’re In The Mailing Business (design	8/31/2004	Arizona	48950

Pantagraph Publishing Co.	Pantagraph	12/27/2006	Illinois	096948

ANNEX H

2.	Internet Domain Name Registrations:

Assignors may use domain names and/or be the registrant of record for domain names that are beneficially owned by third parties that are not subject to or a part of this Agreement and therefore those domain names are not listed in this Annex H.

Assignors may own immaterial domain names that are not used and thus not included in this Annex. Assignors may also have included immaterial domain names in this Annex that are not in use. Domain names are set forth in this Annex under the subsidiaries who are their beneficial owners; however, such domain names may be formally registered to parties including: Lee Publications, Inc., Lee Procurement Solutions Co., Lee Enterprises, Lee Enterprises, Incorporated, INN Partners L.C., or Lee Consolidated Holdings Co.

a. Lee Domain Names

DOMAIN NAME	BENEFICIAL OWNER
agweekly.com	Ag Weekly

dairymonthly.com	Ag Weekly

farmtimes.com	Ag Weekly

inlivestock.com	Ag Weekly

albanydemocrathearld.com	Albany Democrat-Herald

albanydemocratherald.com	Albany Democrat-Herald

albanydemocrat-herald.com	Albany Democrat-Herald

albany-democratherald.com	Albany Democrat-Herald

beavergameday.com	Albany Democrat-Herald

democrateherald.com	Albany Democrat-Herald

democrathearld.com	Albany Democrat-Herald

democratherald.com	Albany Democrat-Herald

democrat-herald.com	Albany Democrat-Herald

democratherald.xxx	Albany Democrat-Herald

democratheraldnewspaper.com	Albany Democrat-Herald

democraticherald.com	Albany Democrat-Herald

dhonline.com	Albany Democrat-Herald

dhwheelsforyou.com	Albany Democrat-Herald

generationsoregon.com	Albany Democrat-Herald

gtwheelsforyou.com	Albany Democrat-Herald

m.democratherald.com	Albany Democrat-Herald

midvalleynow.com	Albany Democrat-Herald

midvalleysunday.com	Albany Democrat-Herald

midvalleyvoice.com	Albany Democrat-Herald

mventertainer.com	Albany Democrat-Herald

mvinbusiness.com	Albany Democrat-Herald

mvonline.com	Albany Democrat-Herald

ANNEX H

mvourtown.com	Albany Democrat-Herald

mvvoice.com	Albany Democrat-Herald

welcometoalbany.com	Albany Democrat-Herald

welcometocorvallis.com	Albany Democrat-Herald

westernoregon.com	Albany Democrat-Herald

beatricedailysun.com	Beatrice Daily Sun

beatricedailysun.xxx	Beatrice Daily Sun

m.beatricedailysun.com	Beatrice Daily Sun

sunlandbridal.com	Beatrice Daily Sun

sunlandpets.com	Beatrice Daily Sun

bellefourchepost.com	Belle Fourche Post and Bee

bellefourchepostandbee.com	Belle Fourche Post and Bee

bfpost.com	Belle Fourche Post and Bee

postandbee.com	Belle Fourche Post and Bee

406pol.com	Billings Gazette

406political.com	Billings Gazette

501blog.com	Billings Gazette

bakkenhelpwanted.com	Billings Gazette

bcsmayfair.com	Billings Gazette

bgbids.com	Billings Gazette

bigskybridemagazine.com	Billings Gazette

bigskybridesmagazine.com	Billings Gazette

billinggazette.com	Billings Gazette

billingsbreweries.com	Billings Gazette

billingsbrides.com	Billings Gazette

billingsbusiness.com	Billings Gazette

billingsbusinesswatch.com	Billings Gazette

billingsgazette.com	Billings Gazette

billingsgazette.net	Billings Gazette

billingsgazette.tv	Billings Gazette

billingsgazette.xxx	Billings Gazette

billingsgazzette.com	Billings Gazette

billingshomeforsale.com	Billings Gazette

billingshouseforsale.com	Billings Gazette

billingsmagazine.com	Billings Gazette

billingsthriftynickel.com	Billings Gazette

billingswelcomehome.com	Billings Gazette

catgrizinsider.com	Billings Gazette

celebratebillings.com	Billings Gazette

electmontana.com	Billings Gazette

electwyoming.com	Billings Gazette

ANNEX H

enjoybillings.com	Billings Gazette

explorebillings.com	Billings Gazette

firstfridaybillings.com	Billings Gazette

gazettemediagroup.com	Billings Gazette

gazoutdoors.com	Billings Gazette

gazprepsports.com	Billings Gazette

greentagsavings.com	Billings Gazette

hopontodaysdeal.com	Billings Gazette

hopontodaysdeals.com	Billings Gazette

hopontotodaysdeal.com	Billings Gazette

hopontotodaysdeals.com	Billings Gazette

hotbuyscoolcash.com	Billings Gazette

insideyellowstone.com	Billings Gazette

insideyellowstonepark.com	Billings Gazette

jobsbakken.com	Billings Gazette

lifewisemagazine.com	Billings Gazette

luxury-4-less.com	Billings Gazette

m.billingsgazette.com	Billings Gazette

magiccityexperience.com	Billings Gazette

magiccitymagazine.com	Billings Gazette

montanaenergyreview.com	Billings Gazette

montanafires.com	Billings Gazette

montanaflyline.com	Billings Gazette

montanaforum.com	Billings Gazette

montanalandmagazine.com	Billings Gazette

montanawheelsforyou.com	Billings Gazette

montanawheelsforyou.net	Billings Gazette

mtenergyquarterly.com	Billings Gazette

mtenergyreview.com	Billings Gazette

mtpol.com	Billings Gazette

mybillingsgazette.com	Billings Gazette

newsmontana.net	Billings Gazette

nick-nicco-toole.com	Billings Gazette

savingsfortheseason.com	Billings Gazette

sellitmontana.com	Billings Gazette

sellitmt.com	Billings Gazette

supersummersavings.com	Billings Gazette

themoreshow.com	Billings Gazette

therexbillings.com	Billings Gazette

todaysdealbillings.com	Billings Gazette

todaysdealhoponit.com	Billings Gazette

ANNEX H

todaysdealsbillings.com	Billings Gazette

todaysdealshoponit.com	Billings Gazette

westernbusinessnews.com	Billings Gazette

winabeetle.com	Billings Gazette

winabug.com	Billings Gazette

winavolkswagen.com	Billings Gazette

workbakken.com	Billings Gazette

workdakotas.com	Billings Gazette

workmt.com	Billings Gazette

worknd.com	Billings Gazette

workndakota.com	Billings Gazette

worksdakota.com	Billings Gazette

yellowstoneshopper.com	Billings Gazette

youcanvolunteer.org	Billings Gazette

bismarcksportshow.com	Bismarck Tribune

bismarcktribune.com	Bismarck Tribune

bismarcktribune.xxx	Bismarck Tribune

bismarcktribunesportshow.com	Bismarck Tribune

bismarktribune.com	Bismarck Tribune

dakotawheels.com	Bismarck Tribune

dakotawheels.net	Bismarck Tribune

finderads.com	Bismarck Tribune

m.bismarcktribune.com	Bismarck Tribune

ndbusinesswatch.com	Bismarck Tribune

ndbusinesswatch.net	Bismarck Tribune

ndcouponsource.com	Bismarck Tribune

ndfloods.com	Bismarck Tribune

ndfloods.net	Bismarck Tribune

ndhirepower.com	Bismarck Tribune

ndonline.com	Bismarck Tribune

ndwheelsforyou.com	Bismarck Tribune

southidahopress.com	Burley South Idaho Press

burtcountyplaindealer.com	Burt County Plaindealer

casperjournal.com	Casper Journal

casperjournal.net	Casper Journal

m.casperjournal.com	Casper Journal

1wyo.com	Casper Star-Tribune

1wyo.net	Casper Star-Tribune

casperstartribune.com	Casper Star-Tribune

casperstartribune.info	Casper Star-Tribune

casperstartribune.net	Casper Star-Tribune

ANNEX H

casperstartribune.org	Casper Star-Tribune

casperworks.com	Casper Star-Tribune

casperworks.net	Casper Star-Tribune

casperworks.org	Casper Star-Tribune

cnfr.net	Casper Star-Tribune

livewellwyoming.com	Casper Star-Tribune

m.trib.com	Casper Star-Tribune

madeinwyoming.net	Casper Star-Tribune

mormontrail.net	Casper Star-Tribune

mytribtown.com	Casper Star-Tribune

pokes.trib.com	Casper Star-Tribune

rodeo.trib.com	Casper Star-Tribune

sellitwy.com	Casper Star-Tribune

sellitwyo.com	Casper Star-Tribune

sellitwyoming.com	Casper Star-Tribune

startribuneauction.com	Casper Star-Tribune

trib.com	Casper Star-Tribune

tribextra.com	Casper Star-Tribune

tribextra.net	Casper Star-Tribune

tribsports.com	Casper Star-Tribune

walkacrosswyoming.com	Casper Star-Tribune

wereadnatrona.com	Casper Star-Tribune

wyohighschool.com	Casper Star-Tribune

wyomingjobquest.com	Casper Star-Tribune

wyominglandmagazine.com	Casper Star-Tribune

wyomingparadeofhomes.com	Casper Star-Tribune

wyomingsports.com	Casper Star-Tribune

wyomingvarsity.com	Casper Star-Tribune

wyomingwheelsforyou.com	Casper Star-Tribune

wyomingwomensexpo.com	Casper Star-Tribune

wyopreps.net	Casper Star-Tribune

wyosports.com	Casper Star-Tribune

wyovarsity.com	Casper Star-Tribune

wyovarsity.net	Casper Star-Tribune

wyowheels.com	Casper Star-Tribune

wyowheelsforyou.com	Casper Star-Tribune

wyoworks.com	Casper Star-Tribune

chadronnews.com	Chadron Record

thechadronnews.com	Chadron Record

chippewa.com	Chippewa Herald

chippewaherald.com	Chippewa Herald

ANNEX H

chippewavalleybusinessreport.com	Chippewa Herald

chippewavalleymarket.com	Chippewa Herald

chippewavalleynewspapers.com	Chippewa Herald

chippewavalleynewspapers.net	Chippewa Herald

lakelanddoorsllc.com	Chippewa Herald

m.chippewa.com	Chippewa Herald

auburnpub.com	Citizen

auburnpub.xxx	Citizen

m.auburnpub.com	Citizen

classicimages.com	Classic Images

columbusareachoice.com	Columbus Telegram

columbustelegram.com	Columbus Telegram

columbustelegram.xxx	Columbus Telegram

m.columbustelegram.com	Columbus Telegram

rgauctions.net	Columbus Telegram

thebanner-press.com	Columbus Telegraph

corvallisgazettetimes.com	Corvallis Gazette-Times

gazettetimes.com	Corvallis Gazette-Times

gazettetimes.xxx	Corvallis Gazette-Times

gtconnect.com	Corvallis Gazette-Times

m.gazettetimes.com	Corvallis Gazette-Times

bestpracticeslowercolumbia.com	Daily News

columbiaviews.biz	Daily News

columbiaviews.com	Daily News

columbiaviews.info	Daily News

columbiaviews.net	Daily News

hairydeals.com	Daily News

lokeco.biz	Daily News

lokeco.info	Daily News

lokeco.net	Daily News

lokeco.org	Daily News

lokeco.us	Daily News

lowercolumbiamedia.com	Daily News

m.tdn.com	Daily News

mizzlemarketing.com	Daily News

mountsthelensnationalvolcanicmonument.com	Daily News

mountsthelensnationalvolcanicmonument.net	Daily News

mountsthelensvacation.com	Daily News

mountsthelensvacation.net	Daily News

mtsthelensvacation.com	Daily News

mtsthelensvacation.net	Daily News

ANNEX H

mytdn.com	Daily News

tdn.com	Daily News

tdnhosting.com	Daily News

tdnpreps.com	Daily News

visit-mountsthelens.com	Daily News

visit-mountsthelens.net	Daily News

visit-mtsthelens.com	Daily News

visit-mtsthelens.net	Daily News

wheelsforyoutdn.com	Daily News

dunnconnect.com	Dunn County News

dunncountyshopper.com	Dunn County Shopper

elkodaily.com	Elko Daily Free Press

elkodaily.xxx	Elko Daily Free Press

elkovisitor.com	Elko Daily Free Press

m.elkodaily.com	Elko Daily Free Press

miningquarterly.com	Elko Daily Free Press

agads.com	Farm and Ranch Guide

ag-ads.com	Farm and Ranch Guide

agbuzz.com	Farm and Ranch Guide

farmandranchguide.com	Farm and Ranch Guide

farmequipmentcenter.com	Farm and Ranch Guide

farms4sale.com	Farm and Ranch Guide

m.farmandranchguide.com	Farm and Ranch Guide

minnesotafarmguide.com	Farm and Ranch Guide

minnesotafarmguide.net	Farm and Ranch Guide

missourifarmertoday.com	Farm and Ranch Guide

mobileagsource.com	Farm and Ranch Guide

brittnewstribune.com	Forest City Summit

forestcitysummit.com	Forest City Summit

winnebagoshopper.com	Forest City Summit

foxxyshoppers.com	Foxxy Shopper—LaCrosse

lacrossefoxxy.com	Foxxy Shopper—LaCrosse

lacrossefoxxyshopper.com	Foxxy Shopper—LaCrosse

fremontareashopper.com	Fremont Tribune

fremontneb.com	Fremont Tribune

fremonttribune.com	Fremont Tribune

fremonttribune.xxx	Fremont Tribune

ftrib.com	Fremont Tribune

m.fremonttribune.com	Fremont Tribune

burtonwood.com	Globe-Gazette/Sunday Globe

charliebrownchildcare.com	Globe-Gazette/Sunday Globe

ANNEX H

clearlakeshoppes.com	Globe-Gazette/Sunday Globe

evamarieshomeandgift.com	Globe-Gazette/Sunday Globe

firstgabrielsonagency.com	Globe-Gazette/Sunday Globe

fullertonfh.com	Globe-Gazette/Sunday Globe

globegazette.com	Globe-Gazette/Sunday Globe

globegazette.net	Globe-Gazette/Sunday Globe

globegazette.xxx	Globe-Gazette/Sunday Globe

goodnatures.com	Globe-Gazette/Sunday Globe

iowaauctionsonline.com	Globe-Gazette/Sunday Globe

iowafarmfresh.com	Globe-Gazette/Sunday Globe

kushspaandsalon.com	Globe-Gazette/Sunday Globe

landfillnorthiowa.org	Globe-Gazette/Sunday Globe

leescampersmc.com	Globe-Gazette/Sunday Globe

m.globegazette.com	Globe-Gazette/Sunday Globe

masoncity2010.org	Globe-Gazette/Sunday Globe

masoncityglobegazette.com	Globe-Gazette/Sunday Globe

masoncityshopper.com	Globe-Gazette/Sunday Globe

minnesotaauctionsonline.com	Globe-Gazette/Sunday Globe

musenorris.com	Globe-Gazette/Sunday Globe

niowarealty.com	Globe-Gazette/Sunday Globe

northerniowarealestate.com	Globe-Gazette/Sunday Globe

northiowanews.com	Globe-Gazette/Sunday Globe

northiowarealty.net	Globe-Gazette/Sunday Globe

vvwca.com	Globe-Gazette/Sunday Globe

wayoutsalvage.com	Globe-Gazette/Sunday Globe

wrightiniowa.com	Globe-Gazette/Sunday Globe

accessdecatur.com	Herald & Review

decaturfood.com	Herald & Review

decaturguide.com	Herald & Review

decaturguide.net	Herald & Review

decaturheraldreview.com	Herald & Review

decaturlimited.com	Herald & Review

decaturwelikeithere.com	Herald & Review

getoutandgolf.net	Herald & Review

heraldandreview.com	Herald & Review

heraldreview.com	Herald & Review

herald-review.com	Herald & Review

herald-review.xxx	Herald & Review

hrpreps.com	Herald & Review

m.herald-review.com	Herald & Review

myh-r.com	Herald & Review

ANNEX H

nowdrivingonline.com	Herald & Review

sellitil.com	Herald & Review

sellitil.net	Herald & Review

sellitillinois.com	Herald & Review

sellitillinois.net	Herald & Review

thebusiness-journal.com	Herald & Review

theprairieshopper.com	Herald & Review

welikeithere.com	Herald & Review

williamstreetpress.com	Herald & Review

workforyouillinois.com	Herald & Review

hotspringsstar.com	Hot Springs Star

houstonconews.com	Houston County News

lacrescent.com	Houston County News

adit.com	Independent Record Technical Services

dividemag.com	Independent Record Technical Services

flightmagazine.org	Independent Record Technical Services

helenahomegallery.com	Independent Record Technical Services

helenahomeseller.com	Independent Record Technical Services

helenair.com	Independent Record Technical Services

helenair.mobi	Independent Record Technical Services

helenair.net	Independent Record Technical Services

helenair.xxx	Independent Record Technical Services

helenalifestyles.com	Independent Record Technical Services

helenatopjobs.com	Independent Record Technical Services

m.helenair.com	Independent Record Technical Services

pricklypearmt.org	Independent Record Technical Services

spectatorsguidemontana.com	Independent Record Technical Services

spectatorsguidemt.com	Independent Record Technical Services

theindependentrecord.com	Independent Record Technical

ANNEX H

Services

ad-owl.com	INN Partners, L.C.

anytimeanything.com	INN Partners, L.C.

anytimenews.com	INN Partners, L.C.

anytownnews.com	INN Partners, L.C.

artisticdisplayads.com	INN Partners, L.C.

bigfoot-print.com	INN Partners, L.C.

bloxcms.com	INN Partners, L.C.

buysellbuy.com	INN Partners, L.C.

carsortrucks.com	INN Partners, L.C.

commercialpropertiesmontana.com	INN Partners, L.C.

commercialpropertiesmt.com	INN Partners, L.C.

commercialpropertymontana.com	INN Partners, L.C.

commercialpropertymt.com	INN Partners, L.C.

communitypapers.com	INN Partners, L.C.

cool-ads.com	INN Partners, L.C.

dotconnectmedia.com	INN Partners, L.C.

flippinflies.com	INN Partners, L.C.

florencecivicclub.com	INN Partners, L.C.

gritzblitz.com	INN Partners, L.C.

grumpyguy.com	INN Partners, L.C.

homeforu.net	INN Partners, L.C.

huskerillustrated.com	INN Partners, L.C.

imgworldwide.com	INN Partners, L.C.

innsites.net	INN Partners, L.C.

innstats.net	INN Partners, L.C.

inntours.net	INN Partners, L.C.

kool-ads.com	INN Partners, L.C.

leeunionfree.net	INN Partners, L.C.

lonestarjobnetwork.com	INN Partners, L.C.

monsterjobnetwork.com	INN Partners, L.C.

murlinstats.net	INN Partners, L.C.

newspaperjobnetwork.com	INN Partners, L.C.

niyouthcenter.com	INN Partners, L.C.

nostlguild.com	INN Partners, L.C.

osceolaclassifieds.com	INN Partners, L.C.

ourjobnetwork.com	INN Partners, L.C.

peakmagazine.net	INN Partners, L.C.

poincianaclassifieds.com	INN Partners, L.C.

qcdoc.org	INN Partners, L.C.

soonerstateclassifieds.com	INN Partners, L.C.

ANNEX H

special-sections.com	INN Partners, L.C.

theywantyourduesinstlouis.com	INN Partners, L.C.

thisisyourhome.net	INN Partners, L.C.

townnews.biz	INN Partners, L.C.

townnews.com	INN Partners, L.C.

townnews.usa	INN Partners, L.C.

townnews-cms.com	INN Partners, L.C.

townnewsdesign.com	INN Partners, L.C.

townnews-design.com	INN Partners, L.C.

townnews-mail.com	INN Partners, L.C.

townnews-redesign.com	INN Partners, L.C.

townnews-staging.com	INN Partners, L.C.

townsendcommunication.com	INN Partners, L.C.

westlawnmarket.com	INN Partners, L.C.

yourjobnetwork.com	INN Partners, L.C.

agonthego.com	Iowa Farmer Today

combinecam.com	Iowa Farmer Today

corncam.com	Iowa Farmer Today

cropblog.com	Iowa Farmer Today

cropwatchblog.com	Iowa Farmer Today

dairycam.com	Iowa Farmer Today

illinoisfarmertoday.com	Iowa Farmer Today

indianafarmingtoday.com	Iowa Farmer Today

iowafarmer.biz	Iowa Farmer Today

iowafarmer.com	Iowa Farmer Today

iowafarmer.info	Iowa Farmer Today

iowafarmertoday.com	Iowa Farmer Today

iowavotersguide.com	Iowa Farmer Today

m.iowafarmertoday.com	Iowa Farmer Today

marketwatchonline.com	Iowa Farmer Today

midwestmarketer.com	Iowa Farmer Today

soybeancam.com	Iowa Farmer Today

tractorcam.com	Iowa Farmer Today

amplifieddig.com	Journal Times

animalcrackersjazz.com	Journal Times

beggiconstruction.com	Journal Times

greatwheelsforyou.com	Journal Times

h-ertel.com	Journal Times

jeffbraunrealtors.com	Journal Times

journaltimes.com	Journal Times

journaltimes.xxx	Journal Times

ANNEX H

journaltimesonline.com	Journal Times

m.journaltimes.com	Journal Times

mallofwis.com	Journal Times

margaretvcharters.com	Journal Times

myjournaltimes.com	Journal Times

namiracine.org	Journal Times

preservationracine.org	Journal Times

racineanimalcrackers.com	Journal Times

racinecareerfest.com	Journal Times

racinecounty.com	Journal Times

racinecountybride.com	Journal Times

racinecountyjobs.net	Journal Times

racinecountywheels.net	Journal Times

racinedining.com	Journal Times

racinehomeexpo.com	Journal Times

racinejournaltimes.com	Journal Times

racinelighthouserun.com	Journal Times

racinepennysaver.com	Journal Times

racinesportszone.com	Journal Times

scene262.com	Journal Times

secondpresbyterianchurch.com	Journal Times

sellitkenosha.com	Journal Times

sellitracine.com	Journal Times

sellitwi.com	Journal Times

texreynoldstoysfortots.com	Journal Times

thejournaltimes.com	Journal Times

uniongrovechamber.org	Journal Times

wisconsindiscountmortgage.com	Journal Times

wrightinracine.com	Journal Times

yumacinc.com	Journal Times

7riversclassifieds.com	LaCrosse Tribune

7riversmarketplace.com	LaCrosse Tribune

7riversrentals.com	LaCrosse Tribune

chippewavalleymarketplace.com	LaCrosse Tribune

couleenews.com	LaCrosse Tribune

courierlifenews.com	LaCrosse Tribune

dibbydobby.com	LaCrosse Tribune

dibbydobby.net	LaCrosse Tribune

ectradinpost.com	LaCrosse Tribune

getitrivervalley.com	LaCrosse Tribune

holmencourier.com	LaCrosse Tribune

ANNEX H

homeselleronline.com	LaCrosse Tribune

insidepreps.com	LaCrosse Tribune

jacksoncountychronicle.com	LaCrosse Tribune

lacrossenet.com	LaCrosse Tribune

lacrossetribune.com	LaCrosse Tribune

lacrossetribune.net	LaCrosse Tribune

lacrossetribune.org	LaCrosse Tribune

lacrossetribune.xxx	LaCrosse Tribune

lxtrb.mobi	LaCrosse Tribune

m.lacrossetribune.com	LaCrosse Tribune

melrose-chronicle.com	LaCrosse Tribune

onalaskacommunitylife.com	LaCrosse Tribune

onalaskalife.com	LaCrosse Tribune

rivervalleyblogs.com	LaCrosse Tribune

rivervalleybusinessreport.com	LaCrosse Tribune

rivervalleynewspapers.com	LaCrosse Tribune

rivervalleyoutdoors.com	LaCrosse Tribune

rivervalleyvoice.com	LaCrosse Tribune

rvbr.com	LaCrosse Tribune

spartafoxxyshopper.com	LaCrosse Tribune

strayvoltage.org	LaCrosse Tribune

strictly-golf.com	LaCrosse Tribune

thebigbuck.net	LaCrosse Tribune

tomahjournal.com	LaCrosse Tribune

tricountyfoxxy.com	LaCrosse Tribune

vernonbroadcaster.com	LaCrosse Tribune

westbytimes.com	LaCrosse Tribune

wheelsforyou-online.com	LaCrosse Tribune

wheelswebsite.com	LaCrosse Tribune

windn.mobi	LaCrosse Tribune

winonafoxxy.com	LaCrosse Tribune

winonafoxxyshopper.com	LaCrosse Tribune

wisconsinwheelsforyou.com	LaCrosse Tribune

witradingpost.com	LaCrosse Tribune

witradinpost.com	LaCrosse Tribune

lawrencecountyjournal.com	Lawrence County Journal

lebanon-express.com	Lebanon Express

lebanon-express.xxx	Lebanon Express

m.lebanon-express.com	Lebanon Express

brackencommunity.com	Ledger Independent

flemingcommunity.com	Ledger Independent

ANNEX H

ledger-independent.com	Ledger Independent

m.maysville-online.com	Ledger Independent

maysville.com	Ledger Independent

maysville-online.com	Ledger Independent

maysville-online.xxx	Ledger Independent

robertsoncommunity.com	Ledger Independent

theledgerindependent.com	Ledger Independent

leeagrimedia.com	Lee Agri-Media

leeagrimedia.net	Lee Agri-Media

m.missourifarmertoday.com	Lee Agri-Media

5centads.com	Lee Enterprises

agrimarketplace.com	Lee Enterprises

agri-marketplace.com	Lee Enterprises

baraboo.biz	Lee Enterprises

bigskyfires.com	Lee Enterprises

communityforum.com	Lee Enterprises

dailydeadline.com	Lee Enterprises

decatur.biz	Lee Enterprises

digitaldemocracy.com	Lee Enterprises

getitcentral.com	Lee Enterprises

gregschermer.com	Lee Enterprises

guild-lee.com	Lee Enterprises

guild-lee.net	Lee Enterprises

guild-lee.org	Lee Enterprises

hotbark.com	Lee Enterprises

iowavoter.com	Lee Enterprises

lawrencecountycentennial.com	Lee Enterprises

lee.net	Lee Enterprises

leeag.com	Lee Enterprises

leecmstraining.com	Lee Enterprises

leeent.net	Lee Enterprises

leeenterprises.biz	Lee Enterprises

leeenterprises.com	Lee Enterprises

lee-eteam.com	Lee Enterprises

lee-guild.com	Lee Enterprises

lee-guild.net	Lee Enterprises

lee-guild.org	Lee Enterprises

lee-interactive.com	Lee Enterprises

leelocal.com	Lee Enterprises

leenorthwestpublishing.com	Lee Enterprises

lee-online.com	Lee Enterprises

ANNEX H

leetemplates.com	Lee Enterprises

leeunionfree.com	Lee Enterprises

lee-watch.com	Lee Enterprises

lee-watch.net	Lee Enterprises

lee-watch.org	Lee Enterprises

microcastapp.com	Lee Enterprises

mjonline.com	Lee Enterprises

mtfires.com	Lee Enterprises

muscatine.biz	Lee Enterprises

muscatinepost.com	Lee Enterprises

mvtrio.com	Lee Enterprises

outdoormotors.com	Lee Enterprises

riverfloodwatch.com	Lee Enterprises

shawano.biz	Lee Enterprises

takemethere.net	Lee Enterprises

takemethere.org	Lee Enterprises

thechoiceonline.com	Lee Enterprises

timegoggles.com	Lee Enterprises

todaysvoter.com	Lee Enterprises

viraltoad.com	Lee Enterprises

vocap.com	Lee Enterprises

voicecapture.com	Lee Enterprises

wheelforyou.com	Lee Enterprises

wheelsforyouonline.com	Lee Enterprises

wiredpartners.net	Lee Enterprises

wiredpartnerswebdesign.com	Lee Enterprises

wiredpartnerswebhosting.com	Lee Enterprises

workforyou.com	Lee Enterprises

yourvoiceatlee.com	Lee Enterprises

lincolnexpert.com	Lincoln Journal

lincolnexperts.com	Lincoln Journal

apartmentsforyou.com	Lincoln Journal Star

beatriceexperts.com	Lincoln Journal Star

celebratenebraska.com	Lincoln Journal Star

discoverbeatrice.com	Lincoln Journal Star

discoverfremont.com	Lincoln Journal Star

discoverlincoln.com	Lincoln Journal Star

discovernebraska.com	Lincoln Journal Star

fremontexperts.com	Lincoln Journal Star

huskerexpress.com	Lincoln Journal Star

huskerextra.com	Lincoln Journal Star

ANNEX H

huskerfootball.com	Lincoln Journal Star

journalstar.com	Lincoln Journal Star

journalstar.xxx	Lincoln Journal Star

journalstarads.com	Lincoln Journal Star

kansaswheelsforyou.com	Lincoln Journal Star

lincolnhomesandrealestate.com	Lincoln Journal Star

lincolnjobs.com	Lincoln Journal Star

lincolnjournalstar.com	Lincoln Journal Star

lincolnswitch.com	Lincoln Journal Star

lmagazinelincoln.com	Lincoln Journal Star

m.journalstar.com	Lincoln Journal Star

nebraskahomesandrealestate.com	Lincoln Journal Star

nebraskaspot.com	Lincoln Journal Star

nebraskaspot.net	Lincoln Journal Star

nebraskawheelsforyou.com	Lincoln Journal Star

nebweb.com	Lincoln Journal Star

neighborhoodextra.com	Lincoln Journal Star

oakcreekprinting.com	Lincoln Journal Star

rentalsforyou.com	Lincoln Journal Star

saddleupnebraska.com	Lincoln Journal Star

sellitnebraska.com	Lincoln Journal Star

starcityhealth.com	Lincoln Journal Star

sunlanddiningcard.com	Lincoln Journal Star

switchlincoln.com	Lincoln Journal Star

urban-motors.com	Lincoln Journal Star

wheelsforyou.com	Lincoln Journal Star

wheelsforyoukansas.com	Lincoln Journal Star

wheelsforyounebraska.com	Lincoln Journal Star

workforyounebraska.com	Lincoln Journal Star

masoncitynet.com	Mason City Shopper

jg-tc.com	Mattoon Journal-Gazette

jg-tc.xxx	Mattoon Journal-Gazette

m.jg-tc.com	Mattoon Journal-Gazette

blackhillspress.com	Meade County Times-Tribune

meadecountytimes.com	Meade County Times-Tribune

meadecountytimestribune.com	Meade County Times-Tribune

livestockmarketer.com	Midwest Messenger

livestockroundup.com	Midwest Messenger

livestockroundup.net	Midwest Messenger

m.midwestmessenger.com	Midwest Messenger

midwestmessenger.com	Midwest Messenger

ANNEX H

ruralvoterguide.com	Midwest Messenger

saddleupnebraska.com	Midwest Messenger

m.midwestproducer.com	Midwest Producer

midwestbullseye.com	Midwest Producer

midwestproducer.com	Midwest Producer

m.mininickel.com	Mini Nickel

mininickel.com	Mini Nickel

iowafarmguide.com	Minnesota Farm Guide

m.minnesotafarmguide.com	Minnesota Farm Guide

couponingmissoula.com	Missoulian

farranproperties.com	Missoulian

m.missoulian.com	Missoulian

missoulanews.mobi	Missoulian

missoulasearch.mobi	Missoulian

missoulian.com	Missoulian

missoulian.net	Missoulian

missoulian.us	Missoulian

missoulian.xxx	Missoulian

missoulianads.com	Missoulian

missoulianentertainer.com	Missoulian

missouliannews.mobi	Missoulian

missoulien.com	Missoulian

montanaautofinder.com	Missoulian

montanahomeseller.com	Missoulian

montanamessenger.com	Missoulian

movingtobillings.com	Missoulian

movingtobillings.net	Missoulian

movingtobillings.org	Missoulian

movingtobozeman.com	Missoulian

movingtobozeman.net	Missoulian

movingtobozeman.org	Missoulian

movingtobutte.com	Missoulian

movingtobutte.net	Missoulian

movingtobutte.org	Missoulian

movingtogreatfalls.com	Missoulian

movingtogreatfalls.net	Missoulian

movingtogreatfalls.org	Missoulian

movingtohamilton.com	Missoulian

movingtohamilton.net	Missoulian

movingtohamilton.org	Missoulian

movingtohelena.com	Missoulian

ANNEX H

movingtohelena.net	Missoulian

movingtohelena.org	Missoulian

movingtokalispell.com	Missoulian

movingtokalispell.net	Missoulian

movingtokalispell.org	Missoulian

movingtomissoula.com	Missoulian

movingtomissoula.net	Missoulian

movingtomissoula.org	Missoulian

mtautofinder.com	Missoulian

mtinbusiness.com	Missoulian

mtmessenger.com	Missoulian

mtwheelsforyou.com	Missoulian

mtwheelsforyou.net	Missoulian

mymissoulian.com	Missoulian

ravallipost.net	Missoulian

mcpress.com	Mitchell County Press-News

buyitmt.com	Montana Magazine

montanamagazine.com	Montana Magazine

mtfootball.com	Montana Magazine

mtprepsports.com	Montana Magazine

rentitmt.com	Montana Magazine

bozemanexplore.com	Montana Standard

bozemantributary.com	Montana Standard

buttesurvey.com	Montana Standard

diggerbeat.com	Montana Standard

m.mtstandard.com	Montana Standard

montanastandard.com	Montana Standard

mtjobexpo.com	Montana Standard

mtstandard.com	Montana Standard

mtstandard.xxx	Montana Standard

postcardsfrombutte.com	Montana Standard

tributaryonline.com	Montana Standard

filmsofthegoldenage.com	Muscatine Journal

m.muscatine.journal.com	Muscatine Journal

muscatinejournal.com	Muscatine Journal

muscatinejournal.xxx	Muscatine Journal

northernblackhillsweeklygroup.com	Northern Black Hills Weekly Group

cass-news.com	Plattsmouth Journal

plattsmouthjournal.com	Plattsmouth Journal

allthingsadirondack.com	Post-Star

bestoftheregion.com	Post-Star

ANNEX H

m.poststar.com	Post-Star

mypostar.com	Post-Star

poststar.biz	Post-Star

poststar.com	Post-Star

poststar.info	Post-Star

poststar.mobi	Post-Star

poststar.net	Post-Star

poststar.org	Post-Star

poststar.tv	Post-Star

poststar.xxx	Post-Star

saratogapoststar.com	Post-Star

seeadirondacks.com	Post-Star

seeglensfalls.com	Post-Star

seesaratoga.com	Post-Star

agalmanac.com	Prairie Star

m.theprairiestar.com	Prairie Star

theprairiestar.com	Prairie Star

advantagequadcities.com	Quad-City Times

bealerfamilybuilders.com	Quad-City Times

bhcb.org	Quad-City Times

bix7.com	Quad-City Times

celebrateqc.com	Quad-City Times

coffeehoundeastmo.com	Quad-City Times

crsports.org	Quad-City Times

getitqca.com	Quad-City Times

hawkmania.com	Quad-City Times

iatnt.com	Quad-City Times

iltnt.com	Quad-City Times

iowapulse.com	Quad-City Times

iowatnt.com	Quad-City Times

leeinc.com	Quad-City Times

m.qctimes.com	Quad-City Times

mid-america-sales.com	Quad-City Times

midwesttruckntractor.com	Quad-City Times

milansurplusqc.com	Quad-City Times

mntnt.com	Quad-City Times

nebtnt.com	Quad-City Times

qcbusinessjournal.com	Quad-City Times

qccrimewatch.com	Quad-City Times

qcdailydeal.com	Quad-City Times

qcdailydeals.com	Quad-City Times

ANNEX H

qcgetit.com	Quad-City Times

qchighschools.com	Quad-City Times

qcmoms.com	Quad-City Times

qcneighbor.com	Quad-City Times

qcneighborhoodnetwork.com	Quad-City Times

qcneighbors.com	Quad-City Times

qcontheriver.com	Quad-City Times

qcpreps.com	Quad-City Times

qcshops.com	Quad-City Times

qctimes.com	Quad-City Times

qctimes.net	Quad-City Times

qctimes.tv	Quad-City Times

qctimes.xxx	Quad-City Times

qctmedia.com	Quad-City Times

qctmediagroup.com	Quad-City Times

qctoday.com	Quad-City Times

qctplus60.com	Quad-City Times

qctplus60.org	Quad-City Times

qcvalues.com	Quad-City Times

qcvarsity.com	Quad-City Times

qcwatchblog.com	Quad-City Times

qcwheels.com	Quad-City Times

qcwinc.com	Quad-City Times

quadcitiessportscommission.com	Quad-City Times

quadcitypreps.com	Quad-City Times

quadcitytimes.com	Quad-City Times

quad-citytimes.com	Quad-City Times

quadcityvarsity.com	Quad-City Times

quadsville.com	Quad-City Times

sellitqc.com	Quad-City Times

thebettendorfnews.com	Quad-City Times

thecaptainstablemoline.com	Quad-City Times

thedavenportnews.com	Quad-City Times

themolinenews.com	Quad-City Times

therockislandnews.com	Quad-City Times

tjstruckntrailer.com	Quad-City Times

tricoprinting.com	Quad-City Times

truck-and-tractor.com	Quad-City Times

truck-n-tractor.com	Quad-City Times

vernshomeimprovement.com	Quad-City Times

wagsauto.com	Quad-City Times

ANNEX H

wegotnext.org	Quad-City Times

witnt.com	Quad-City Times

bellefourchecommunity.com	Rapid City Journal

bhflavor.com	Rapid City Journal

bhjobfair.com	Rapid City Journal

blackhawkcommunity.com	Rapid City Journal

blackhills2go.com	Rapid City Journal

blackhillsclassifieds.com	Rapid City Journal

blackhillscommunity.com	Rapid City Journal

blackhillsdiscovered.com	Rapid City Journal

blackhillsjobs.com	Rapid City Journal

blackhillsjobs.net	Rapid City Journal

blackhillsjournal.com	Rapid City Journal

blackhillsjournal.net	Rapid City Journal

blackhillsjournal.org	Rapid City Journal

blackhillslive.com	Rapid City Journal

blackhillspatriot.com	Rapid City Journal

blackhillstogo.com	Rapid City Journal

blackhillswheelsforyou.com	Rapid City Journal

boxeldercommunity.com	Rapid City Journal

chadroncommunity.com	Rapid City Journal

chadroncommunity.net	Rapid City Journal

chadronrecord.com	Rapid City Journal

crawfordcommunity.net	Rapid City Journal

custercommunity.com	Rapid City Journal

deadwoodcommunity.com	Rapid City Journal

deadwooddiscovered.com	Rapid City Journal

deadwoodgaming.com	Rapid City Journal

eaglebuttecommunity.com	Rapid City Journal

edgemontcommunity.net	Rapid City Journal

ellsworthcommunity.com	Rapid City Journal

fortpierrecommunity.com	Rapid City Journal

gillettecommunity.com	Rapid City Journal

harrisoncommunity.net	Rapid City Journal

hayspringscommunity.com	Rapid City Journal

hermosacommunity.com	Rapid City Journal

hillcitycommunity.net	Rapid City Journal

homejournal.biz	Rapid City Journal

hotspringscommunity.com	Rapid City Journal

leadcommunity.net	Rapid City Journal

lead-deadwoodcommunity.com	Rapid City Journal

ANNEX H

m.rapidcityjournal.com	Rapid City Journal

mountrushmorecommunity.com	Rapid City Journal

newcastlecommunity.net	Rapid City Journal

newellcommunity.net	Rapid City Journal

newunderwoodcommunity.com	Rapid City Journal

northernhillsclassifieds.com	Rapid City Journal

northwestnebraskacommunity.com	Rapid City Journal

oelrichscommunity.com	Rapid City Journal

phillipcommunity.com	Rapid City Journal

pierrecommunity.com	Rapid City Journal

rapidcityclassifieds.net	Rapid City Journal

rapidcityclassifieds.org	Rapid City Journal

rapidcityjobs.com	Rapid City Journal

rapidcityjournal.com	Rapid City Journal

rapidcityjournal.net	Rapid City Journal

rapidcityjournal.org	Rapid City Journal

rapidcityjournal.xxx	Rapid City Journal

rapidcityjournaljr.com	Rapid City Journal

rapidcitywheelsforyou.com	Rapid City Journal

rcjonline.com	Rapid City Journal

rcjpropicks.com	Rapid City Journal

rosebudcommunity.com	Rapid City Journal

rushvillecommunity.com	Rapid City Journal

saintongecommunity.com	Rapid City Journal

sdbusinessjournal.com	Rapid City Journal

sdlegislature.com	Rapid City Journal

sdlegislature.net	Rapid City Journal

sdprepzone.com	Rapid City Journal

sdwheelsforyou.com	Rapid City Journal

shopsturgis.net	Rapid City Journal

shopthehills.com	Rapid City Journal

southdakotabusinessjournal.com	Rapid City Journal

southdakotaprepzone.com	Rapid City Journal

southdakotawheelsforyou.com	Rapid City Journal

southernhillsclassifieds.com	Rapid City Journal

spearfishcommunity.com	Rapid City Journal

stevenscommunity.net	Rapid City Journal

stongecommunity.com	Rapid City Journal

sturgiscommunity.com	Rapid City Journal

sturgislinks.com	Rapid City Journal

sturgisrallydaily.com	Rapid City Journal

ANNEX H

sturgisrallyvendors.com	Rapid City Journal

summersetcommunity.net	Rapid City Journal

sundancecommunity.net	Rapid City Journal

thenewspaper.net	Rapid City Journal

thenewspaper.org	Rapid City Journal

unioncentercommunity.com	Rapid City Journal

uptoncommunity.com	Rapid City Journal

wallcommunity.com	Rapid City Journal

westriverclassifieds.com	Rapid City Journal

whitewoodcommunity.com	Rapid City Journal

m.ravallirepublic.com	Ravalli Republic

ravallinews.com	Ravalli Republic

ravallirepublic.com	Ravalli Republic

ravallirepublic.xxx	Ravalli Republic

carlislenews.com	Sentinel

carlislepennsylvania.com	Sentinel

carlislesentinel.com	Sentinel

cumberlandlife.com	Sentinel

cumberlink.com	Sentinel

cumberlink.xxx	Sentinel

m.cumberlink.com	Sentinel

mechanicsburgpa.com	Sentinel

pawheelsforyou.com	Sentinel

pennstatefan.com	Sentinel

sentinel-news.com	Sentinel

sentinelweekly.com	Sentinel

shippensburgpa.com	Sentinel

shippensburgsentinel.com	Sentinel

shippsentinel.com	Sentinel

shipsentinel.com	Sentinel

firstinnation.com	Sioux City Journal

groupsiouxpon.com	Sioux City Journal

iowainsider.com	Sioux City Journal

journalads.com	Sioux City Journal

journalgoodfellows.com	Sioux City Journal

journalgoodfellows.net	Sioux City Journal

journalgoodfellows.org	Sioux City Journal

littleyellowdog.org	Sioux City Journal

m.siouxcityjournal.com	Sioux City Journal

miracleinmapleton.com	Sioux City Journal

mwcareerexpo.com	Sioux City Journal

ANNEX H

mwrcareerexpo.com	Sioux City Journal

realestatesiouxland.com	Sioux City Journal

scjbuzz.com	Sioux City Journal

scjdealoftheday.com	Sioux City Journal

sellitdakota.com	Sioux City Journal

sellitia.com	Sioux City Journal

sellitiowa.com	Sioux City Journal

sellitsiouxland.com	Sioux City Journal

sewheelsforyou.com	Sioux City Journal

sfwheelsforyou.com	Sioux City Journal

siouxcity.tv	Sioux City Journal

siouxcityemployment.com	Sioux City Journal

siouxcityjournal.com	Sioux City Journal

siouxcityjournal.xxx	Sioux City Journal

siouxcityjournaljr.com	Sioux City Journal

siouxcityrealestateguide.com	Sioux City Journal

siouxcityshoppersguide.com	Sioux City Journal

siouxcitytalks.com	Sioux City Journal

siouxcityweekender.com	Sioux City Journal

siouxland.net	Sioux City Journal

siouxland.tv	Sioux City Journal

siouxlandactiveseniors.com	Sioux City Journal

siouxlandbidandbuy.com	Sioux City Journal

siouxlandbrides.com	Sioux City Journal

siouxlandbusinessjournal.com	Sioux City Journal

siouxlandbuzz.com	Sioux City Journal

siouxlandcouponsource.com	Sioux City Journal

siouxlandemployment.com	Sioux City Journal

siouxlandevents.com	Sioux City Journal

siouxlandgrooms.com	Sioux City Journal

siouxlandhispanosunidos.com	Sioux City Journal

siouxlandhomeandliving.com	Sioux City Journal

siouxlandlive.com	Sioux City Journal

siouxlandmoms.com	Sioux City Journal

siouxlandnetwork.com	Sioux City Journal

siouxlandnow.com	Sioux City Journal

siouxlandoutdoors.com	Sioux City Journal

siouxlandpaws.com	Sioux City Journal

siouxlandprep.com	Sioux City Journal

siouxlandpreps.com	Sioux City Journal

siouxlandprime.com	Sioux City Journal

ANNEX H

siouxlandrealtor.com	Sioux City Journal

siouxlandshoppersguide.com	Sioux City Journal

siouxlandsports.com	Sioux City Journal

siouxlandsports.net	Sioux City Journal

siouxlandtalks.com	Sioux City Journal

siouxlandvarsity.com	Sioux City Journal

siouxlandvoice.com	Sioux City Journal

siouxlandweekender.com	Sioux City Journal

siouxlandxl.com	Sioux City Journal

siouxlutions.com	Sioux City Journal

siouxpon.com	Sioux City Journal

sux911.com	Sioux City Journal

treesforsiouxland.com	Sioux City Journal

treesforsiouxland.org	Sioux City Journal

weeklyshoppersguide.com	Sioux City Journal

wheelsforyouiowa.com	Sioux City Journal

wheelsforyousiouxcity.com	Sioux City Journal

wheelsforyousiouxland.com	Sioux City Journal

workforyouiowa.com	Sioux City Journal

workforyousiouxcity.com	Sioux City Journal

workforyousiouxland.com	Sioux City Journal

work-ia.com	Sioux City Journal

work-iowa.com	Sioux City Journal

m.tristateneighbor.com	Sioux Falls Tri-State Neighbor

tristateneighbor.com	Sioux Falls Tri-State Neighbor

tri-stateneighbor.com	Sioux Falls Tri-State Neighbor

southernidahobusiness.com	Southern Idaho Business

1region.com	Southern Illinoisan

1region.net	Southern Illinoisan

1region1vision.com	Southern Illinoisan

1region1vision.net	Southern Illinoisan

carbondalemarketplace.com	Southern Illinoisan

dawgbit.com	Southern Illinoisan

electionillinois.com	Southern Illinoisan

flipsideonline.com	Southern Illinoisan

illelection.com	Southern Illinoisan

illelections.com	Southern Illinoisan

ilwinetrail.com	Southern Illinoisan

ilwinetrails.com	Southern Illinoisan

lifeandstylesi.com	Southern Illinoisan

lifeandstylesi.net	Southern Illinoisan

ANNEX H

lifeandstylesi.org	Southern Illinoisan

m.thesouthern.com	Southern Illinoisan

mysi.biz	Southern Illinoisan

mysouthernillinoisan.com	Southern Illinoisan

oneregion.com	Southern Illinoisan

rediscoversi.com	Southern Illinoisan

salukiblog.com	Southern Illinoisan

salukigameday.com	Southern Illinoisan

salukimania.com	Southern Illinoisan

salukisportsonline.com	Southern Illinoisan

sbj.biz	Southern Illinoisan

siautodeals.com	Southern Illinoisan

sidiningdeals.com	Southern Illinoisan

sipicks.com	Southern Illinoisan

sipreps.com	Southern Illinoisan

siprepsports.com	Southern Illinoisan

siwheelsforyou.com	Southern Illinoisan

southernbusinessjournal.com	Southern Illinoisan

southernhomeseller.com	Southern Illinoisan

southernillinoisan.com	Southern Illinoisan

southernillinoisian.com	Southern Illinoisan

southernville.com	Southern Illinoisan

thesouthern.com	Southern Illinoisan

thesouthern.net	Southern Illinoisan

thesouthern.org	Southern Illinoisan

thesoutherndigital.com	Southern Illinoisan

thesouthernillinoisan.xxx	Southern Illinoisan

thinksouthernillinois.com	Southern Illinoisan

varsitysi.com	Southern Illinoisan

winecountrysi.com	Southern Illinoisan

achristmasstoryindiana.com	Times

ahammondstory.com	Times

buildshoremagazine.com	Times

burhamcommunity.com	Times

calumetcitycommunity.com	Times

cedarlakecommunity.com	Times

chestertoncommunity.com	Times

cretecommunity.com	Times

crownpointcommunity.com	Times

demottecommunity.com	Times

doltoncommunity.com	Times

ANNEX H

dunelandcommunity.com	Times

dyercommunity.com	Times

eastchicagocommunity.com	Times

garycommunity.com	Times

griffithcommunity.com	Times

hammondcommunity.net	Times

hbanwionline.com	Times

hbanwiparadeofhomes.com	Times

hbaofnwi.com	Times

hbaofnwionline.com	Times

hebroncommunity.com	Times

highlandcommunity.net	Times

hobartcommunity.com	Times

iloveham.org	Times

iluvham.org	Times

indianastory.com	Times

koutscommunity.com	Times

lakecountycommunity.com	Times

lakemichiganparent.com	Times

lakesofthe4seasonscommunity.com	Times

lakesofthefourseasonscommunity.com	Times

lakestationcommunity.com	Times

lansingcommunity.net	Times

laportecommunity.com	Times

laportecountycommunity.com	Times

lowellcommunity.net	Times

m.nwitimes.com	Times

merrillvillecommunity.com	Times

michigancitycommunity.com	Times

munstercommunity.com	Times

mynwitimes.com	Times

nwi.com	Times

nwibargains.com	Times

nwibidandbuy.com	Times

nwicommunities.com	Times

nwicommunity.com	Times

nwifoodbank5k.org	Times

nwihome.com	Times

nwihomeandgardenshow.com	Times

nwihomes.com	Times

nwihometour.com	Times

ANNEX H

nwihousingalliance.com	Times

nwihousingforum.com	Times

nwiindex.com	Times

nwioneregiononevision.com	Times

nwiparadeofhomes.com	Times

nwipets.com	Times

nwipreps.com	Times

nwiprepsports.com	Times

nwiprepzone.com	Times

nwirealty.com	Times

nwitalks.com	Times

nwitimes.com	Times

nwitimes.tv	Times

nwitimes.xxx	Times

nwivoices.com	Times

nwiwomenswisdom.com	Times

portagecommunity.com	Times

portercountycommunity.com	Times

saukvillagecommunity.com	Times

scherervillecommunity.com	Times

sherervillecommunity.com	Times

shorebrideonline.com	Times

shorebridesonline.com	Times

shorelakemichigan.com	Times

shorewoodforrestcommunity.com	Times

southhollandcommunity.com	Times

southshorepreps.com	Times

southshorevoice.com	Times

southwestmiparent.com	Times

spreadthelovepeanutbutter.org	Times

stjohncommunity.com	Times

swmparent.com	Times

theshoremagazine.com	Times

thetimesonline.com	Times

thorntoncommunity.com	Times

timescapsule.com	Times

timescareandshare.com	Times

timescars.com	Times

timesemployment.com	Times

timeshomes.com	Times

timeshomeseller.com	Times

ANNEX H

timespreps.com	Times

timeswheelsforyou.com	Times

timeswork.com	Times

vacationshoremagazine.com	Times

valparaisocommunity.com	Times

valpocommunity.com	Times

visitshore.com	Times

visitshoremagazine.com	Times

vivalostiempos.com	Times

vivanwi.com	Times

vivathetimes.com	Times

westvillecommunity.com	Times

wheelercommunity.com	Times

whitethornewoodscommunity.com	Times

whitingcommunity.net	Times

yournwi.com	Times

yoursouthshore.com	Times

m.thetandd.com	Times

scwheelsforyou.com	Times and Democrat

thebulldogzone.com	Times and Democrat

thetandd.com	Times and Democrat

thetandd.xxx	Times and Democrat

timesanddemocrat.com	Times and Democrat

m.magicvalley.com	Times-News

magicvalley.com	Times-News

magicvalley.xxx	Times-News

times-newsonline.com	Times-News

blackhawkmania.com	Waterloo Courier

btruemag.com	Waterloo Courier

cedarfallsbluezone.com	Waterloo Courier

cedarvalleybluezone.com	Waterloo Courier

cedarvalleyinclusion.com	Waterloo Courier

cedarvalleyjobs.com	Waterloo Courier

cedarvalleyparadeofhomes.com	Waterloo Courier

cedarvalleyparadeofhomes.net	Waterloo Courier

cedarvalleypreps.com	Waterloo Courier

courierwheelsforyou.com	Waterloo Courier

cvbluezone.com	Waterloo Courier

cvbusinessmonthly.com	Waterloo Courier

cv-hg.com	Waterloo Courier

cvinclusion.com	Waterloo Courier

ANNEX H

cvparadeofhomes.com	Waterloo Courier

cvparadeofhomes.net	Waterloo Courier

cvpulse.com	Waterloo Courier

cyclonemania.com	Waterloo Courier

m.wcfcourier.com	Waterloo Courier

pantherillustrated.com	Waterloo Courier

pantherillustrated.net	Waterloo Courier

panthermania.net	Waterloo Courier

waterloobluezone.com	Waterloo Courier

waterloocedarfallsia.com	Waterloo Courier

waterloocourier.com	Waterloo Courier

wcfcourier.com	Waterloo Courier

wcfcourier.xxx	Waterloo Courier

m.winonadailynews.com	Winona Daily News

winonadailynews.com	Winona Daily News

winonadailynews.xxx	Winona Daily News

b. Pulitzer Domain Names

DOMAIN NAME	BENEFICIAL OWNER
theadobepress.com	Adobe Press

arizonadailysun.com	Arizona Daily Sun

arizonadailysun.net	Arizona Daily Sun

azdailysun.com	Arizona Daily Sun

azdailysun.net	Arizona Daily Sun

azdailysun.xxx	Arizona Daily Sun

azdailysun-inserts.com	Arizona Daily Sun

directimpress.com	Arizona Daily Sun

directmailarizona.com	Arizona Daily Sun

directmailflagstaff.com	Arizona Daily Sun

directreps.com	Arizona Daily Sun

emediatools.com	Arizona Daily Sun

flaglive.com	Arizona Daily Sun

flagstaffautofinder.com	Arizona Daily Sun

flagstaffhomefinder.com	Arizona Daily Sun

flagstafflive.com	Arizona Daily Sun

flagstafflives.com	Arizona Daily Sun

flagstaffsnowday.com	Arizona Daily Sun

flagstaffwinterfest.com	Arizona Daily Sun

gcscout.com	Arizona Daily Sun

ANNEX H

grandcanyonscout.com	Arizona Daily Sun

m.azdailysun.com	Arizona Daily Sun

mailstakes.com	Arizona Daily Sun

mailstakes.net	Arizona Daily Sun

mountainlivingmagazine.com	Arizona Daily Sun

namlm.com	Arizona Daily Sun

sellitaz.com	Arizona Daily Sun

sellitflag.com	Arizona Daily Sun

sellitflagstaff.com	Arizona Daily Sun

thursdaysonthesquare.com	Arizona Daily Sun

yourgrandcanyonguide.com	Arizona Daily Sun

bandonwesternworld.com	Bandon Western World

westernworldnewspaper.com	Bandon Western World

farmercityjournal.com	Bloomington Pantagraph

gibsoncitycourier.com	Bloomington Pantagraph

leroyjournal.com	Bloomington Pantagraph

m.pantagraph.com	Bloomington Pantagraph

mypantagraph.com	Bloomington Pantagraph

pantagraph.com	Bloomington Pantagraph

pantagraph.xxx	Bloomington Pantagraph

pantagraphautos.com	Bloomington Pantagraph

pantagraphclassifieds.com	Bloomington Pantagraph

pantagraphhomemarket.com	Bloomington Pantagraph

woodcojo.com	Bloomington Pantagraph

woodfordcountyjournal.com	Bloomington Pantagraph

circlekmetals.com	Daily Journal

dailyjournalmo.com	Daily Journal

dailyjournalonline.com	Daily Journal

dailyjournalonline.xxx	Daily Journal

democratnewsonline.com	Daily Journal

farmingtonpressonline.com	Daily Journal

m.dailyjournalonline.com	Daily Journal

mydjconnection.com	Daily Journal

avenalprogress.com	Hanford Sentinel

centralvalleyview.com	Hanford Sentinel

coalingarecord.com	Hanford Sentinel

corcoranvoice.com	Hanford Sentinel

cumberlink.xxx	Hanford Sentinel

goldeneagleonline.com	Hanford Sentinel

hanfordsentinel.com	Hanford Sentinel

hanfordsentinel.xxx	Hanford Sentinel

ANNEX H

hanfordvoice.com	Hanford Sentinel

homestricounty.net	Hanford Sentinel

kcvalleyview.com	Hanford Sentinel

kingscountyvoice.com	Hanford Sentinel

lasnoticiasdelvalle.com	Hanford Sentinel

lemooreadvance.net	Hanford Sentinel

lemoorenavynews.com	Hanford Sentinel

lemoorevoice.com	Hanford Sentinel

m.hanfordsentinel.com	Hanford Sentinel

naslairshow.com	Hanford Sentinel

naslgoldeneagle.com	Hanford Sentinel

newzcentral.com	Hanford Sentinel

niftynickel.net	Hanford Sentinel

shippsentinel.com	Hanford Sentinel

thelemooreadvance.com	Hanford Sentinel

thetwincitytimes.com	Hanford Sentinel

kingscountybusinesssentinel.biz	Kings County Business Sentinel

kingscountybusinesssentinel.com	Kings County Business Sentinel

kingscountybusinesssentinel.net	Kings County Business Sentinel

kingsburgrecorder.com	Kingsburg Recorder

laduenews.com	Ladue News

centralcoastwheels.com	Lompoc Record

centralcoastwheelsforyou.com	Lompoc Record

lompocrecord.com	Lompoc Record

lompocrecord.xxx	Lompoc Record

m.lompocrecord.com	Lompoc Record

amcaneagle.com	Napa Valley Register

americancanyoneagle.com	Napa Valley Register

distinctiveproperties.com	Napa Valley Register

enapavalley.com	Napa Valley Register

insidenapavalley.com	Napa Valley Register

m.napavalleyregister.com	Napa Valley Register

napabusinesstimes.com	Napa Valley Register

napanews.com	Napa Valley Register

naparegister.com	Napa Valley Register

napavalleybusinesstimes.com	Napa Valley Register

napavalleyregister.com	Napa Valley Register

napavalleyregister.xxx	Napa Valley Register

napavalleywheels.com	Napa Valley Register

nvbusinesstimes.com	Napa Valley Register

nvregister.com	Napa Valley Register

ANNEX H

searchnapa.com	Napa Valley Register

sthelenastar.com	Napa Valley Register

tiempolatino.net	Napa Valley Register

weeklycalistogan.com	Napa Valley Register

adsandbargains.com	Provo Daily Herald

asavvylife.com	Provo Daily Herald

beatthezuke.com	Provo Daily Herald

cougarblue.com	Provo Daily Herald

daily-herald.com	Provo Daily Herald

dealsgonemobile.com	Provo Daily Herald

dealsgonemobile.info	Provo Daily Herald

dealsgonemobile.net	Provo Daily Herald

dealsgonemobile.org	Provo Daily Herald

harktheherald.com	Provo Daily Herald

heraldextra.com	Provo Daily Herald

heraldextra.com	Provo Daily Herald

heraldextra.xxx	Provo Daily Herald

homechoicemag.com	Provo Daily Herald

localcampusdeals.com	Provo Daily Herald

m.savvyshopperdeals.com	Provo Daily Herald

myheraldextra.com	Provo Daily Herald

myprovo.com	Provo Daily Herald

myutah.info	Provo Daily Herald

preprallyutah.com	Provo Daily Herald

provodailyherald.com	Provo Daily Herald

provoherald.com	Provo Daily Herald

provotown.com	Provo Daily Herald

savvydealcenter.com	Provo Daily Herald

savvyshopperdeals.com	Provo Daily Herald

utahadventurer.com	Provo Daily Herald

utahmomclick.com	Provo Daily Herald

uvbid.com	Provo Daily Herald

uvhomechoice.com	Provo Daily Herald

wearesanpete.com	Provo Daily Herald

Pulitzer.net	Pulitzer, Inc.

bridescentralcoast.com	Santa Maria Times

centralcoastsavvyshopper.com	Santa Maria Times

fromthevine.info	Santa Maria Times

fromthevine.net	Santa Maria Times

insidesmvalley.com	Santa Maria Times

m.santamariatimes.com	Santa Maria Times

ANNEX H

periodicoeltiempo.com	Santa Maria Times

santamariatimes.com	Santa Maria Times

santamariatimes.xxx	Santa Maria Times

spacecountrytimes.com	Santa Maria Times

thetimespressrecorder.com	Santa Maria Times

welcomecentralcoast.com	Santa Maria Times

work-ca.com	Santa Maria/Lompoc

workca.net	Santa Maria/Lompoc

m.syvnews.com	Santa Ynez Valley News

syvnews.com	Santa Ynez Valley News

selmaenterprise.com	Selma Enterprise

4posttraffic.com	St. Louis Post-Dispatch

900walnut.net	St. Louis Post-Dispatch

amplifiddigitalstl.com	St. Louis Post-Dispatch

amplifieddigitalstl.com	St. Louis Post-Dispatch

applypd.com	St. Louis Post-Dispatch

feastmag.org	St. Louis Post-Dispatch

feast-magazine.com	St. Louis Post-Dispatch

feast-magazine.net	St. Louis Post-Dispatch

feast-magazine.org	St. Louis Post-Dispatch

feaststl.com	St. Louis Post-Dispatch

feaststl.net	St. Louis Post-Dispatch

feaststl.org	St. Louis Post-Dispatch

localvaluesdirect.com	St. Louis Post-Dispatch

m.feaststl.com	St. Louis Post-Dispatch

m.stltoday.com	St. Louis Post-Dispatch

mohealthreport.com	St. Louis Post-Dispatch

myp-d.com	St. Louis Post-Dispatch

mypostdispatch.com	St. Louis Post-Dispatch

mypost-dispatch.com	St. Louis Post-Dispatch

mystltoday.com	St. Louis Post-Dispatch

nowhiringstl.com	St. Louis Post-Dispatch

on-timetraffic.com	St. Louis Post-Dispatch

p4to.com	St. Louis Post-Dispatch

pdmarketmax.com	St. Louis Post-Dispatch

pdonline.com	St. Louis Post-Dispatch

politicalfix.com	St. Louis Post-Dispatch

post4trafficonline.com	St. Louis Post-Dispatch

postand4traffic.com	St. Louis Post-Dispatch

postdispat.ch	St. Louis Post-Dispatch

postdispatch.com	St. Louis Post-Dispatch

ANNEX H

post-dispatch.com	St. Louis Post-Dispatch

post-dispatch.info	St. Louis Post-Dispatch

post-dispatchrewards.com	St. Louis Post-Dispatch

post-dispatchstore.com	St. Louis Post-Dispatch

postfortrafficonline.com	St. Louis Post-Dispatch

postfortrafficon-line.com	St. Louis Post-Dispatch

postfourtrafficonline.com	St. Louis Post-Dispatch

postfourtrafficon-line.com	St. Louis Post-Dispatch

prepsportsshow.com	St. Louis Post-Dispatch

ridesthemagazine.com	St. Louis Post-Dispatch

saintlouisdirect.com	St. Louis Post-Dispatch

saintlouistoday.com	St. Louis Post-Dispatch

sellitsaintlouis.com	St. Louis Post-Dispatch

stl4traffic.com	St. Louis Post-Dispatch

stlapply.com	St. Louis Post-Dispatch

stlatwork.biz	St. Louis Post-Dispatch

stlatwork.com	St. Louis Post-Dispatch

stlcaring.com	St. Louis Post-Dispatch

stlezads.com	St. Louis Post-Dispatch

stlezads.net	St. Louis Post-Dispatch

stlfeast.com	St. Louis Post-Dispatch

stlfeast.net	St. Louis Post-Dispatch

stlfeast.org	St. Louis Post-Dispatch

stlfeasts.com	St. Louis Post-Dispatch

stl-feasts.com	St. Louis Post-Dispatch

stlfeasts.net	St. Louis Post-Dispatch

stl-feasts.net	St. Louis Post-Dispatch

stlfeasts.org	St. Louis Post-Dispatch

stl-feasts.org	St. Louis Post-Dispatch

stlhealthandfitness.com	St. Louis Post-Dispatch

stl-iparty.com	St. Louis Post-Dispatch

stlmamarama.com	St. Louis Post-Dispatch

stlmarketplace.com	St. Louis Post-Dispatch

stlmomsanddads.com	St. Louis Post-Dispatch

stlouisatwork.biz	St. Louis Post-Dispatch

stlouisatwork.com	St. Louis Post-Dispatch

stlouisfeast.com	St. Louis Post-Dispatch

stlouisfeast.net	St. Louis Post-Dispatch

stlouisfeast.org	St. Louis Post-Dispatch

stlouisfeasts.com	St. Louis Post-Dispatch

stlouis-feasts.com	St. Louis Post-Dispatch

ANNEX H

stlouisfeasts.net	St. Louis Post-Dispatch

stlouis-feasts.net	St. Louis Post-Dispatch

stlouisfeasts.org	St. Louis Post-Dispatch

stlouis-feasts.org	St. Louis Post-Dispatch

stlouisnews.com	St. Louis Post-Dispatch

stlouisnewspaper.com	St. Louis Post-Dispatch

stlouispost.com	St. Louis Post-Dispatch

stltoday.biz	St. Louis Post-Dispatch

stltoday.com	St. Louis Post-Dispatch

stltoday.net	St. Louis Post-Dispatch

stltoday.org	St. Louis Post-Dispatch

stltodaysucks.com	St. Louis Post-Dispatch

stltodaysucks.net	St. Louis Post-Dispatch

stltodaysucks.org	St. Louis Post-Dispatch

stltonight.com	St. Louis Post-Dispatch

thefeastin.com	St. Louis Post-Dispatch

thefeastin.net	St. Louis Post-Dispatch

thefeastin.org	St. Louis Post-Dispatch

thefeastsite.com	St. Louis Post-Dispatch

thefeastsite.net	St. Louis Post-Dispatch

thefeastsite.org	St. Louis Post-Dispatch

theliststl.com	St. Louis Post-Dispatch

thepostdispatchstore.com	St. Louis Post-Dispatch

thepost-dispatchstore.com	St. Louis Post-Dispatch

workingstlouis.com	St. Louis Post-Dispatch

yourjournal.biz	St. Louis Post-Dispatch

yourjournal.info	St. Louis Post-Dispatch

yournexthomestl.com	St. Louis Post-Dispatch

stldistribution.net	STL Distribution Services

stldistributionservices.com	STL Distribution Services

ampforteens.com	Suburban Journals of Greater St. Louis

claytonbusinessjournal.com	Suburban Journals of Greater St. Louis

claytonbusinessnews.com	Suburban Journals of Greater St. Louis

edwardsvillejournal.com	Suburban Journals of Greater St. Louis

ejournals.com	Suburban Journals of Greater St. Louis

granitecitypress-record.com	Suburban Journals of Greater St. Louis

hazelwood-bridgetonjournal.com	Suburban Journals of Greater St. Louis

illinoiswinepress.com	Suburban Journals of Greater St. Louis

iparty-ladue.com	Suburban Journals of Greater St. Louis

iparty-stl.com	Suburban Journals of Greater St. Louis

jeffcountyjournal.com	Suburban Journals of Greater St. Louis

ANNEX H

kirkwoodwebsterjournal.com	Suburban Journals of Greater St. Louis

laduenews.com	Suburban Journals of Greater St. Louis

laduenews.info	Suburban Journals of Greater St. Louis

millstadtenterprise.com	Suburban Journals of Greater St. Louis

missouriwinepress.com	Suburban Journals of Greater St. Louis

mysuburbanjournal.com	Suburban Journals of Greater St. Louis

networkstlouis.com	Suburban Journals of Greater St. Louis

newsdemocratejournal.com	Suburban Journals of Greater St. Louis

newsdemocratjournal.com	Suburban Journals of Greater St. Louis

northeastcountyjournal.com	Suburban Journals of Greater St. Louis

northwestcountyjournal.com	Suburban Journals of Greater St. Louis

oakville-mehlvillejournal.com	Suburban Journals of Greater St. Louis

oldnewsboyday.com	Suburban Journals of Greater St. Louis

oldnewsboysday.com	Suburban Journals of Greater St. Louis

oldnewsboysday.org	Suburban Journals of Greater St. Louis

overland-stannjournal.com	Suburban Journals of Greater St. Louis

readjo.com	Suburban Journals of Greater St. Louis

saintlouisbestbridal.com	Suburban Journals of Greater St. Louis

savvyfamily.com	Suburban Journals of Greater St. Louis

southwestcityjournal.com	Suburban Journals of Greater St. Louis

southwestcountyjournal.com	Suburban Journals of Greater St. Louis

statsonline.com	Suburban Journals of Greater St. Louis

stcjournal.com	Suburban Journals of Greater St. Louis

stclairjournal.com	Suburban Journals of Greater St. Louis

stc-news.com	Suburban Journals of Greater St. Louis

stcsuburbanjournal.com	Suburban Journals of Greater St. Louis

stlathlete.biz	Suburban Journals of Greater St. Louis

stlathlete.com	Suburban Journals of Greater St. Louis

stlathlete.mobi	Suburban Journals of Greater St. Louis

stlathlete.net	Suburban Journals of Greater St. Louis

stlathlete.org	Suburban Journals of Greater St. Louis

stlbestbridal.com	Suburban Journals of Greater St. Louis

stlclubbaseball.com	Suburban Journals of Greater St. Louis

stlclubsoccer.com	Suburban Journals of Greater St. Louis

stlclubsoccer.net	Suburban Journals of Greater St. Louis

stlclubsoccer.org	Suburban Journals of Greater St. Louis

stlclubsoftball.com	Suburban Journals of Greater St. Louis

stlclubsports.com	Suburban Journals of Greater St. Louis

stlclubvolleyball.com	Suburban Journals of Greater St. Louis

stlcollegesports.biz	Suburban Journals of Greater St. Louis

stlcollegesports.com	Suburban Journals of Greater St. Louis

ANNEX H

stlcollegesports.info	Suburban Journals of Greater St. Louis

stlcollegesports.mobi	Suburban Journals of Greater St. Louis

stlcollegesports.net	Suburban Journals of Greater St. Louis

stlcollegesports.org	Suburban Journals of Greater St. Louis

stlcycsports.com	Suburban Journals of Greater St. Louis

stldriverjobs.com	Suburban Journals of Greater St. Louis

stlfeastmedia.biz	Suburban Journals of Greater St. Louis

stlfeastmedia.com	Suburban Journals of Greater St. Louis

stlfeastmedia.info	Suburban Journals of Greater St. Louis

stlfeastmedia.mobi	Suburban Journals of Greater St. Louis

stlfeastmedia.net	Suburban Journals of Greater St. Louis

stlfeastmedia.org	Suburban Journals of Greater St. Louis

stlhealthcarejobs.com	Suburban Journals of Greater St. Louis

stlhighschoolsports.biz	Suburban Journals of Greater St. Louis

stlhighschoolsports.com	Suburban Journals of Greater St. Louis

stlhighschoolsports.info	Suburban Journals of Greater St. Louis

stlhighschoolsports.mobi	Suburban Journals of Greater St. Louis

stlhighschoolsports.net	Suburban Journals of Greater St. Louis

stlhighschoolsports.org	Suburban Journals of Greater St. Louis

stlhssports.biz	Suburban Journals of Greater St. Louis

stlhssports.com	Suburban Journals of Greater St. Louis

stlhssports.info	Suburban Journals of Greater St. Louis

stlhssports.mobi	Suburban Journals of Greater St. Louis

stlhssports.net	Suburban Journals of Greater St. Louis

stlhssports.org	Suburban Journals of Greater St. Louis

stlmanufacturingjobs.com	Suburban Journals of Greater St. Louis

stlnursingjobs.com	Suburban Journals of Greater St. Louis

stlouisbestbridal.com	Suburban Journals of Greater St. Louis

stlpreps.com	Suburban Journals of Greater St. Louis

stlprosports.biz	Suburban Journals of Greater St. Louis

stlprosports.com	Suburban Journals of Greater St. Louis

stlprosports.info	Suburban Journals of Greater St. Louis

stlprosports.mobi	Suburban Journals of Greater St. Louis

stlprosports.net	Suburban Journals of Greater St. Louis

stlprosports.org	Suburban Journals of Greater St. Louis

stlsalesjobs.com	Suburban Journals of Greater St. Louis

stluxe.com	Suburban Journals of Greater St. Louis

stluxury.com	Suburban Journals of Greater St. Louis

stlvarsity.com	Suburban Journals of Greater St. Louis

stlyouthsports.com	Suburban Journals of Greater St. Louis

stpetersjournal.com	Suburban Journals of Greater St. Louis

ANNEX H

subscribesj.com	Suburban Journals of Greater St. Louis

yourjournal.com	Suburban Journals of Greater St. Louis

timespressrecorder.com	Times Press Recorder

theumpquapost.com	Umpqua Post

florencetidings.com	World Link

heartofthedunes.com	World Link

m.theworldlink.com	World Link

oregoncoasthomefinder.com	World Link

southcoasthomefinder.com	World Link

theworldlink.com	World Link

theworldlink.xxx	World Link

theworldnewspaper.com	World Link

3.	Mastheads:

a.	Lee Mastheads

Newspaper Name	Masthead
Albany Democrat-Herald

Beatrice Daily Sun

Billings Gazette

Casper Star-Tribune

Columbus Telegram

ANNEX H

Corvallis Gazette-Times

Elko Daily Free Press

Fremont Tribune

Globe Gazette

Herald & Review

Independent Record

Journal Gazette & Times-Courier

La Crosse Tribune

Lincoln Journal Star

Missoulian

ANNEX H

Muscatine Journal

Quad-City Times

Rapid City Journal

Ravalli Republic

Sioux City Journal

The Bismarck Tribune

The Chippewa Herald

The Citizen

The Courier

The Daily News

ANNEX H

The Journal Times

The Ledger Independent

The Montana Standard

The Post-Star

The Sentinel (Carlisle)

The Southern Illinoisan

The Times

The Times and Democrat

The Times-News

Winona Daily News

ANNEX H

b. Pulitzer Mastheads

Newspaper Name	Masthead
Arizona Daily Sun

Santa Maria Times

The Lompoc Record

The Sentinel

Napa Valley Register

The Pantagraph

Daily Journal

St. Louis Post-Dispatch

The World

The Daily Herald

ANNEX H

4.	Mobile/Tablet Applications:

a.	Lee Mobile/Tablet Applications

Newspaper	Mobile Application	Platform/Device
Albany Democrat-Herald	Democrat Herald	Android

Albany Democrat-Herald	Democrat Herald	iPhone

Beatrice Daily Sun	Beatrice Daily Sun	iPhone

Billings Gazette	Billings – The Gazette	Kindle

Billings Gazette	Billings Gazette	Android

Billings Gazette	Billings Gazette	iPad

Billings Gazette	Billings Gazette	iPhone

Billings Gazette	Cat-Griz Insider	Android

Billings Gazette	GazPrepSports Billings Gazette	Android

Billings Gazette	Inside Yellowstone	iPhone

Bismarck Tribune	Bismarck Tribune	Android

Bismarck Tribune	Bismarck Tribune	iPhone

Casper Star-Tribune	Casper Star Tribune	Android

Casper Star-Tribune	Pokes: Casper Star Tribune	Android

Casper Star-Tribune	Trib.com	Android

Casper Star-Tribune	Trib.com	iPhone

Casper Star-Tribune	WyoVarsity Sports	Android

Columbus Telegram	Columbus Telegram	iPhone

Corvallis Gazette-Times	Beavers Sports	Android

Corvallis Gazette-Times	Gazette Times	Android

Corvallis Gazette-Times	Gazette Times	iPhone

Elko Daily Free Press	Elko Daily Free Press	iPhone

Fremont Tribune	Fremont Tribune	iPhone

Globe Gazette	Globe Gazette	iPhone

Globe Gazette	North Iowa Preps	Android

Herald & Review	Decatur – Herald Review	Kindle

Herald & Review	Herald Review	iPhone

Herald & Review	Herald-Review.com	Android

Herald & Review	HR Illini	Android

Herald & Review	HRprep Sports	Android

Independent Record	Helena Independent Record	iPhone

Journal Gazette & Times-Courier	Journal Gazette/Times-Courier	iPhone

La Crosse Tribune	La Crosse - LaCrosse Trib	Kindle

La Crosse Tribune	La Crosse Tribune	Android

La Crosse Tribune	La Crosse Tribune for iPad	iPad

La Crosse Tribune	Lacrosse Tribune	iPhone

ANNEX H

Lebanon Express	Lebanon Express	Android

Lebanon Express	Lebanon Express	iPhone

Lincoln Journal Star	Husker Extra	Android

Lincoln Journal Star	Journal Star	Android

Lincoln Journal Star	Journal Star	iPhone

Lincoln Journal Star	Lincoln Journal Star for iPad	iPad

Lincoln Journal Star	Lincoln Journal Star Prep Extra	Android

Missoulian	GrizSports	Android

Missoulian	GrizSports for iPhone by The Missoulian	iPhone

Missoulian	Missoula Prep Sports for iPhone	iPhone

Missoulian	MissoulaPrep Sports	Android

Missoulian	Missoulian	Android

Missoulian	Missoulian	iPhone

Muscatine Journal	Muscatine Journal	iPhone

Quad-City Times	Davenport - QC Times	Kindle

Quad-City Times	QC Times for iPad	iPad

Quad-City Times	QC Varsity: Quad-City Times	Android

Quad-City Times	QCTimes	Android

Quad-City Times	QCTimes News	iPhone

Rapid City Journal	Rapid City Journal	Android

Rapid City Journal	Rapid City Journal	iPhone

Ravalli Republic	Ravalli Republic	iPhone

Sioux City Journal	Sioux City Journal	Android

Sioux City Journal	Sioux City Journal	iPhone

Sioux City Journal	Siouxland Preps	Android

Sioux City Journal	Siouxland: Prep Sports	iPhone

The Chippewa Herald	The Chippewa Herald	iPhone

The Citizen	The Citizen: Local news for Auburn, NY	iPhone

The Courier	Cedar Valley SportZone	Android

The Courier	UNI CatStats	Android

The Courier	WCF Courier	Android

The Courier	WCF Courier	iPhone

The Daily News	TDN Prep Sports	Android

The Daily News	TDN Prep Sports for iPhone	iPhone

The Daily News	The Daily News of Longview, WA	iPhone

The Journal Times	Journal Times	Android

ANNEX H

The Journal Times	Journal Times	iPhone

The Ledger Independent	The Ledger-Independent	iPhone

The Montana Standard	The Montana Standard	iPhone

The Post-Star	Post Star	Android

The Post-Star	Post Star	iPhone

The Sentinel	The Sentinel Varsity	Android

The Sentinel	The Sentinel: Local news for Carlisle, PA	iPhone

The Southern Illinoisan	Saluki Mania	Android

The Southern Illinoisan	SI Varsity Sports	Android

The Southern Illinoisan	The Southern	Android

The Southern Illinoisan	The Southern	iPhone

The Times	NWI Times	iPhone

The Times	NWI.com	Android

The Times	nwiPrep Sports	Android

The Times	The Northwest Indiana Times for iPad	iPad

The Times and Democrat	The Times & Democrat	iPhone

The Times-News	Times-News MagicValley.com	Android

The Times-News	Times-News MagicValley.com	iPhone

Winona Daily News	Winona Daily News	Android

Winona Daily News	Winona Daily News	iPhone

b. Pulitzer Mobile/Tablet Applications

Newspaper	Mobile Application	Platform/Device
Arizona Daily Sun	Arizona Daily Sun	iPhone

Daily Journal	Daily Journal	iPhone

Ladue News	Ladue News	iPad

Santa Maria Times	Central Coast Prep Sports	Android

Santa Maria Times	Central Coast Prep Sports for iPhone	iPhone

Santa Maria Times	Santa Maria Times	Android

Santa Maria Times	Santa Maria Times	iPhone

St. Louis Post-Dispatch	Cardinals Baseball	iPad

St. Louis Post-Dispatch	Rams Football News	iPad

St. Louis Post-Dispatch	St. Louis - stltoday.com	Kindle

The Daily Herald	CougarBlue	Android

The Daily Herald	Daily Herald	Android

ANNEX H

The Daily Herald	Daily Herald	iPhone

The Daily Herald	Daily Herald Utah Valley News	iPad

The Daily Herald	Provo – Daily Herald	Kindle

The Daily Herald	UV Sports: Daily Herald	Android

The Lompoc Record	Lompoc Record	Android

The Lompoc Record	Lompoc Record	iPhone

The Napa Valley Register	Napa Valley Register: Local news for Napa, CA	iPhone

The Pantagraph	Bloomington – The Pantagraph	Kindle

The Pantagraph	Pantagraph	Android

The Pantagraph	Pantagraph	iPhone

The Pantagraph	The Pantagraph for iPad	iPad

The Sentinel	The Sentinel: Local news for Hanford, CA	iPhone

The World	The World: Local news for Coos Bay, OR	iPhone

5.	Trade Names:

a.	Lee Trade Names

Registrant	Jurisdiction	Trade Name	SOS File No.	Expiration
INN Partners, L.C.	IA	Townnews.com	190119	No expiry

Lee Enterprises, Incorporated	IA	Bettendorf News	48346	No expiry

		LeeLocal

		Muscatine Journal	48346	No expiry

		Classic Images	48346	No expiry

		Films of the Golden Age

		Quad-City Times	48346	No expiry

		Trico	48346	No expiry

		Tri-State Neighbor

ANNEX H

		Trico Communications

		Iowa Farmer Today

		QC Thrifty Nickel

		Truck n’ Tractor

		North Iowa Media Group

		Globe Gazette	48346	No expiry

		The Mason City Shopper	48346	No expiry

		Mason City Globe Gazette

Lee Publications, Inc.	IA	Waterloo-Cedar Falls Courier	270382	No expiry

		Courier Communications

		Winnebago/Hancock Shopper

Sioux City Newspapers, Inc.	IA	Sioux City Journal

		The Siouxland Weekly Shopper’s Guide

Lee Publications, Inc.	ID	The Times-News	D20936	No expiry

		The Prairie Star

Lee Enterprises, Incorporated	IL	William Street Press

INN Partners, L.C.	IL	INN Partners, L.L.C.	712558	5/1/2015

		Townnews.com	712558	5/1/2015

Lee Publications, Inc.	IL	Journal Gazette

	IL	JG-TC.com

ANNEX H

	IL	Times-Courier
Lee Enterprises, Incorporated	IL	The Southern Illinoisan

	IL	Herald & Review

	IL	Herald-Review.com

Lee Publications, Inc.	IN	The Times

	IN	The Times Media Company	2002-092-	No expiry
600016

	IN	The Times of Northwest Indiana

	IN	nwitimes.com

Lee Publications, Inc.	KY	The Ledger Independent

Lee Enterprises, Incorporated	MN	Farm & Ranch Guide

	MN	Houston County News

	MN	La Crosse Tribune	131753	12/31/2014

	MN	Minnesota Farm Guide

	MN	Winona Daily News

	MN	Tri-State Neighbor

Lee Enterprises, Incorporated	MT	Montana Standard	A028348	11/8/2016

	MT	Ravalli Republic

	MT	The Valley Post	A175212	2/10/2015

	MT	Farm & Ranch Guide

	MT	Mini Nickel

ANNEX H

	MT	mininickel.com

	MT	Billings Gazette	A028349	11/8/2016

	MT	Billings Gazette Communications	A089550	9/14/2016

	MT	Thrifty Nickel	A024259	9/10/2015

	MT	Magic City Magazine

	MT	The Prairie Star

	MT	Independent Record

	MT	Missoulian	A003970	3/18/2018

	MT	Montana Autofinder

	MT	Lee Newspapers of Montana

Lee Enterprises, Incorporated	ND	Bismarck Tribune	19331800	6/28/2018

	ND	The Finder	19331700	6/19/2014

	ND	The Chamber Connection	13762700	1/9/2016

	ND	Dickinson Pennysaver

	ND	Farm & Ranch Guide	16068800	11/27/2016

	ND	Mandan News

	ND	www.Mandan-News.com

	ND	Minnesota Farm Guide

	ND	Pennysaver	4852500	7/17/2014

Journal-Star Printing Co.	NE	Lincoln Journal-Star	1101788	12/7/2020

	NE	JournalStar.com

ANNEX H

	NE	Lincoln Journal

Lee Enterprises, Incorporated	NE	Oak Creek Printing & Mailing

	NE	Fremont Tribune

	NE	Livestock Roundup

	NE	Midwest Producer

	NE	Midwest Messenger	660647	9/27/2022

	NE	Schuyler Sun

	NE	Midwest Messenger Livestock

	NE	Beatrice Daily Sun

	NE	Columbus Telegram

	NE	The Banner-Press

Lee Publications, Inc.	NV	Elko Daily Free Press

Lee Publications, Inc.	NY	The Citizen

	NY	The Post-Star

	NY	Auburn Citizen

Lee Enterprises, Incorporated	OR	Albany Democrat-Herald

	OR	Mid Valley Media Group

	OR	Mid Valley Newspapers

	OR	Corvallis Gazette-Times

	OR	Lebanon Express

ANNEX H

	OR	The Daily News

Lee Publications, Inc.	PA	Shippensburg Sentinel

	PA	The Sentinel

Lee Publications, Inc.	SC	The Times and Democrat

Lee Consolidated Holdings Co.	SD	Rapid City Journal

	SD	Tri-State Neighbor

Lee Publications, Inc.	WA	The Daily News	601248253	No expiry

	WA	Longview Daily News

Lee Enterprises, Incorporated	WI	Chippewa Valley Newspapers

	WI	River Valley Newspaper Group

	WI	The Journal Times

	WI	Dunn County Reminder	N/A	8/24/2015

	WI	Dunn County Shopper	N/A	9/21/2015

	WI	La Crosse Tribune

	WI	Houston County News

	WI	The Chippewa Herald	N/A	9/21/2015

	WI	The Journal Times

	WI	Winona Daily News

	WI	Jackson County Chronicle

ANNEX H

	WI	Foxxy Shopper

	WI	Tomah Journal

	WI	Vernon Broadcaster

	WI	Coullee News

	WI	Courier Life

	WI	Westby Times

	WI	Trading Post

Lee Publications, Inc.	WY	Casper Star-Tribune	1991-000- 264-249	1/11/2021

	WY	Casper Journal

	WY	CasperJournal.com

	WY	Trib.com	1995-000- 299-244	3/27/2015

b.	Pulitzer Trade Names

Registrant	Jurisdiction	Trade Name	SOS File No.	Expiration
Flagstaff Publishing Co.	AZ	Arizona Daily Sun	254463	8/30/2016

		azdailysun.com	571684	4/30/2018

		SunDial	571686	4/30/2018

		Flagstaff Live!

		Midweek by Mail	571687	4/30/2018

		Northern Arizona’s Mountain Living Magazine	571688	4/30/2018

		Daily Living	571689	4/30/2018

		Flagstaff Rental Guide	571690	4/30/2018

ANNEX H

		99 Things to do in Northern Arizona	571682	4/30/2018

		Flagstaff & Scenic Northern Arizona Calendar	571691	4/30/2018

		Coupons Direct	571692	4/30/2018

Hanford Sentinel, Inc.	CA (Kings Co)	The Sentinel	13-157	4/30/2018

		Sentinel Sampler	13-157	4/30/2018

	CA (Fresno Co)	The Selma Enterprise	2201310002733	5/8/2018

		The Kingsburg Recorder	2201310002733	5/8/2018

		Central Valley Guide North	2201310002733	5/8/2018

Santa Maria Times, Inc.	CA (Santa Barbara Co)	Lee Central Coast Newspapers	2009-0001677	5/22/2014

		Santa Maria Times	2013-0001417	4/29/2018

		Adobe Press	2013-0001417	4/29/2018

		Times Press Recorder	2013-0001417	4/29/2018

		Space Country Times	2013-0001417	4/29/2018

		Santa Ynez Valley News	2013-0001417	4/29/2018

		Santa Ynez Valley Extra	2013-0001417	4/29/2018

		The Lompoc Record	2013-0001417	4/29/2018

ANNEX H

		Super Savings	2013-0001417	4/29/2018

Santa Maria Times, Inc.	CA (San Luis Obispo Co)	Adobe Press	2013-0989	4/30/2018

		Times Press Recorder	2013-0989	4/30/2018

Napa Valley Publishing Co.	CA (Napa Co)	American Canyon Eagle	2009-0001359	9/11/2014

		Napa Valley Register	2010-0001420	9/14/2015

		St. Helena Star	2013-0000683	4/30/2018

		The Weekly Calistogan	2013-0000683	4/30/2018

		Inside Napa Valley	2013-0000683	4/30/2018

		Valley Bargain Finder	2013-0000683	4/30/2018

		Distinctive Properties	2013-0000683	4/30/2018

Pantagraph Publishing Co.	IL	The Pantagraph	6085-577-3	1/1/2015

		pantagraph.com	6085-577-3	1/1/2015

		The Gibson City Courier	6085-577-3	1/1/2015

		Woodford Star	6085-577-3	1/1/2015

		Woodford County Journal	6085-577-3	1/1/2015

		Community News	6085-577-3	1/1/2015

		Central Illinois Advertiser	6085-577-3	1/1/2015

		HomeFinder Magazine	6085-577-3	1/1/2015

Pulitzer Inc.	MO	St. Louis Post-Dispatch	X00997458	9/8/2014

ANNEX H

Pulitzer Missouri Newspapers, Inc.	MO	Daily Journal	X01310796	4/29/2018

		Daily Journal Advantage	X01310799	4/29/2018

		Daily Journal Weekly Real Estate	X01310800	4/29/2018

		Democrat News	X01310803	4/29/2018

		Farmington Press	X01310806	4/29/2018

		Daily Journal Business Card Directory	X01310810	4/29/2018

		Madison County Info Guide	X01310836	4/29/2018

		Life Planning Guide	X01310838	4/29/2018

		Every Door & More	X01310839	4/29/2018

Suburban Journals of Greater St. Louis LLC	IL	Collinsville Herald	0044531-2	8/1/2015

Suburban Journals of Greater St. Louis LLC	MO	Best Bridal	X01080218	8/23/2015

		Ladue News	X01080165	8/23/2015

		South County Journal	X00997524	9/8/2014

		St. Charles Journal	X00997598	9/8/2014

		St. Louis Best Bridal	X01080223	8/23/2015

		St. Louis Best Bridal Guide	X00997610	9/8/2014

		St. Louis Best Bridal Magazine	X00997612	9/8/2014

		Suburban Journals	X00997516	9/8/2014

ANNEX H

		Suburban Journals of Greater St. Louis	X00997510	9/8/2014

		Wentzville Journal	X00997605	9/8/2014

		West County Journal	X00997540	9/8/2014

		Granite City Press-Record	X01310847	4/29/2018

		Collinsville Herald	X01310853	4/29/2018

		Feast Magazine	X01310855	4/29/2018

Southwestern Oregon Publishing Co.	OR	The World	935157-90	5/3/2015

		Bandon Western World	935155-92	5/3/2015

		The Umpqua Post	935160-95	5/3/2015

Pulitzer Newspapers, Inc.	UT	The Daily Herald	7507658-0151	11/30/2015

		The Pyramid	5530321-0151	12/31/2015

		The Pyramid Shopper	8659478-0151	4/30/2016

6.	Software and Licenses:

a(i).	Lee Inbound Licenses

REDACTED

ANNEX H

a(ii).	Pulitzer Inbound Licenses

REDACTED

b(i).	Lee Proprietary Software Developed by Townnews

REDACTED

ANNEX H

b(ii).	Pulitzer Proprietary Software Developed by Townnews

REDACTED

c.	Proprietary Software Developed by Lee Enterprises Incorporated

REDACTED

d.	Lee Escrow Agreements for Software

REDACTED

ANNEX I

SCHEDULE OF PATENTS

NONE

ANNEX J

SCHEDULE OF COPYRIGHTS

In addition to those copyright registrations listed here, individual newspapers may have published books of local significance and may or may not have registered the copyright thereto. These copyrights are of immaterial value to the Assignors and their Subsidiaries taken as a whole.

Our search of the copyright office records includes only those documents available in the online search engine which only includes records created after January 1, 1978.

Our search of the copyright office database may have excluded records owned by an assignor, these copyrights are of immaterial value to the Assignors and their Subsidiaries taken as a whole.

1.	Lee Copyrights:

Copyright Claimant	Copyright Title	Publication Date	Registration No.
Lee Enterprises,	Lee executive advertising program	12/31/86	PA0000329254
Incorporated

	Building excellent sales teams: account executive orientation program	3/19/99	TXu000748784

	Business newsmakers	8/29/02	TX6000270042

	Leap, leap, leap: Lee executive advertising program	12/31/86	TX0002054802

	TMJ your achy breaky jaw	10/11/92	TX0003546843

	Yellowstone on fire!	8/17/89	TX0002538820

	Golf North Dakota	5/4/94	TX0003810806

	The North Dakota hunting almanac	7/25/94	TX0003919856

ANNEX J

Montana wilderness: discovering the heritage	10/15/84	TX0001462340

After Iowa turnaround, now they call him Hayden the miracle worker	12/20/85	TX0001845993

Campaign might cost Bobb’s C D job	4/14/78	TX0000038792

Finnius and the baby orphan elephant	11/14/05	TX0006306361

Finnius and the Christmas surprise	11/17/04	TX0006160174

Finnius and the Christmas surprise	11/18/04	TX0006196026

Finnius: the tale of a lost little elephant	11/20/03	TX0005904108

Fry, just average as player, was bound “to be a giant”	12/17/85	TX0001845990

Hayden builds winner: Fry overhauls N. Texas State	12/19/85	TX0001845992

License saved, life lost: fake charges, missing records keep bad driver on road	1/24/78	TX0000013311

License tester is suspended: 2nd drunk driving charge	1/24/78	TX0000013312

The Many faces of Hayden Fry	12/15/85	TX0001845994

Mississippi River Bend: oregionality: the best of Eastern Iowa & Western Illinois	9/30/03	TX0005903170

ANNEX J

Pentagon halts general’s star: Probe targets Guard chief	5/2/78	TX0000048929

A Plea for help that failed: letter to mayor, police, newspaper, others before slayings	12/5/79	TX0000382177

The Pride of Odessa: he’s a legend, both good and bad	12/16/85	TX0001845989

Priest, others begin to have their doubts	5/2/78	TX0000048928

Roller coaster at SMU: exciting, erratic – but not winner	12/18/85	TX0001845991

“Saint” leaves tangled trail: Miracles and messages from heaven? Doubts uncover financial mysteries	4/30/78	TX0000048926

Widow turns over savings after “heavenly message”	5/1/78	TX0000048927

Market facts, Muscatine	12/1/79	TX0000431746

Market facts, Muscatine, 1979	7/2/79	TX0000331374

Watkins: today and tomorrow, the business of the 90’s	7/11/93	TX0003613199

West Virginia says no, Dempsey to stay at SIUC	12/9/79	TX0000393100

Lewises rule the SIGA.	7/20/92	TX00004010109

Logan women win OT thriller: Lady Vols nip Howard.	3/15/95	TX00004010108

Transportation economizer	10/22/90	TXu000465742

Sioux City: reflections of Siouxland pride	11/27/00	TX0005313685

ANNEX J

Rapid City (SD) Journal	1/31/10	TX0006705158
(31 issues)

Rapid City (SD) Journal	2/28/10	TX0006705159
(28 issues)

Rapid City (SD) Journal	3/31/10	TX0006705160
(31 issues)

Rapid City (SD) Journal	4/30/10	TX0006705161
(30 issues)

Rapid City (SD) Journal	5/31/10	TX0006705162
(31 issues)

Rapid City (SD) Journal	01/31/09	TX0006680136
(31 issues)

Rapid City (SD) Journal	02/28/09	TX0006685658
(28 issues)

Rapid City (SD) Journal	03/31/09	TX0006685659
(31 issues)

Rapid City (SD) Journal	4/30/09	TX0006705020
(30 issues)

Rapid City (SD) Journal	5/31/09	TX0006705019
(31 issues)

Rapid City (SD) Journal	6/30/09	TX0006705018
(30 issues)

Rapid City (SD) Journal	7/31/09	TX0006705017
(31 issues)

Rapid City (SD) Journal	8/31/09	TX0006705016
(31 issues)

Rapid City (SD) Journal	9/30/09	TX0006705012
(30 issues)

Rapid City (SD) Journal	10/31/09	TX0006705013
(31 issues)

Rapid City (SD) Journal	11/30/09	TX0006705014
(30 issues)

Rapid City (SD) Journal	12/31/09	TX0006705015
(31 issues)

Rapid City (SD) Journal	1/08	TX0006664812
(31 issues)

Rapid City (SD) Journal	2/08	TX0006664956
(29 issues)

Rapid City (SD) Journal	3/08	TX0006664955
(31 issues)

Rapid City (SD) Journal	4/08	TX0006679662
(30 issues)

Rapid City (SD) Journal	6/08	TX0006679663
(30 issues)

ANNEX J

Rapid City (SD) Journal	7/08	TX0006679666
(31 issues)

Rapid City (SD) Journal	8/08	TX0006679667
(31 issues)

Rapid City (SD) Journal	9/08	TX0006679376
(30 issues)

Rapid City (SD) Journal	10/08	TX0006679661
(31 issues)

Rapid City (SD) Journal	11/08	TX0006679375
(30 issues)

Rapid City (SD) Journal	12/08	TX0006679374
(31 issues)

Rapid City (SD) Journal	1/07	TX0006779980
(31 issues)

Rapid City (SD) Journal	2/07	TX0006779981
(28 issues)

Rapid City (SD) Journal	3/07	TX0006779984
(31 issues)

Rapid City (SD) Journal	4/07	TX0006647429
(30 issues)

Rapid City (SD) Journal	5/07	TX0006779983
(31 issues)

Rapid City (SD) Journal	6/07	TX0006779982
(30 issues)

Rapid City (SD) Journal	7/07	TX0006647562
(31 issues)

Rapid City (SD) Journal	8/07	TX0006646955
(31 issues)

Rapid City (SD) Journal	9/07	TX0006646954
(30 issues)

Rapid City (SD) Journal	10/07	TX0006646974
(31 issues)

Rapid City (SD) Journal	12/07	TX0006664811
(31 issues)

Rapid City (SD) Journal	9/05	TX0006331242
(30 issues)

Rapid City (SD) Journal	8/05	TX0006332298
(31 issues)

Rapid City (SD) Journal	10/05	TX0006313841
(31 issues)

Rapid City (SD) Journal	11/05	TX0006313867
(30 issues)

ANNEX J

Rapid City (SD) Journal	12/05	TX0006349960
(31 issues)

Rapid City (SD) Journal	1/06	TX0006349949
(31 issues)

Rapid City (SD) Journal	2/06	TX0006379230
(28 issues)

Rapid City (SD) Journal	3/06	TX0006411153
(31 issues)

Rapid City (SD) Journal	4/06	TX0006422134
(30 issues)

Rapid City (SD) Journal	5/06	TX0006422135
(31 issues)

Rapid City (SD) Journal	6/06	TX0006436517
(30 issues)

Rapid City (SD) Journal	7/06	TX0006479979
(31 issues)

Rapid City (SD) Journal	8/06	TX0006479980
(31 issues)

Rapid City (SD) Journal	9/06	TX0006511628
(30 issues)

Rapid City (SD) Journal	10/06	TX0006511627
(31 issues)

Rapid City (SD) Journal	11/06	TX0006550587
(30 issues)

Rapid City (SD) Journal	12/06	TX0006550586
(31 issues)

Rapid City (SD) Journal	9/04	TX0006093159
(30 issues)

Rapid City (SD) Journal	10/04	TX0006093165
(31 issues)

Rapid City (SD) Journal	11/04	TX0006128325
(30 issues)

Rapid City (SD) Journal	1/05	TX0006128292
(31 issues)

Rapid City (SD) Journal	12/04	TX0006150102
(31 issues)

ANNEX J

Rapid City (SD) Journal	2/05	TX0006172226
(28 issues)

Rapid City (SD) Journal	3/05	TX0006206928
(31 issues)

Rapid City (SD) Journal	4/05	TX0006210873
(30 issues)

Rapid City (SD) Journal	5/05	TX0006210728
(31 issues)

Rapid City (SD) Journal	6/05	TX0006210811
(30 issues)

Rapid City (SD) Journal	7/05	TX0006210810
(31 issues)

Rapid City (SD) Journal	8/03	TX0005874165
(31 issues)

Rapid City (SD) Journal	9/03	TX0005874152
(30 issues)

Rapid City (SD) Journal	1/04	TX0005964152
(31 issues)

Rapid City (SD) Journal	2/04	TX0005964153
(29 issues)

Rapid City (SD) Journal	10/03	TX0005970898
(31 issues)

Rapid City (SD) Journal	11/03	TX0005970902
(30 issues)

Rapid City (SD) Journal	12/03	TX0005970900
(31 issues)

Rapid City (SD) Journal	3/04	TX0006018354
(31 issues)

Rapid City (SD) Journal	4/04	TX0006018357
(30 issues)

Rapid City (SD) Journal	5/04	TX0006018367
(31 issues)

Rapid City (SD) Journal	6/04	TX0006033121
(30 issues)

Rapid City (SD) Journal	7/04	TX0006075048
(31 issues)

ANNEX J

Rapid City (SD) Journal	8/04	TX0006075040
(31 issues)

Rapid City (SD) Journal	2/03	TX0005729476
(28 issues)

Rapid City (SD) Journal	3/03	TX0005899928
(31 issues)

Rapid City (SD) Journal	4/03	TX0005899929
(30 issues)

Rapid City (SD) Journal	5/03	TX0005806798
(31 issues)

Rapid City (SD) Journal	6/03	TX0005809563
(30 issues)

Rapid City (SD) Journal	7/03	TX0005809505
(31 issues)

Rapid City (SD) Journal	7/02	TX0005803665
(31 issues)

Rapid City (SD) Journal	8/02	TX0005803666
(31 issues)

Rapid City (SD) Journal	1/97	TX0005248501
(31 issues)

Rapid City (SD) Journal	2/97	TX0005243019
(28 issues)

Rapid City (SD) Journal	3/97	TX0005248502
(31 issues)

Rapid City (SD) Journal	4/97	TX0005243021
(30 issues)

Rapid City (SD) Journal	5/97	TX0005248506
(31 issues)

Rapid City (SD) Journal	9/00	TX0005298888
(30 issues)

Rapid City (SD) Journal	10/00	TX0005298890
(31 issues)

Rapid City (SD) Journal	12/00	TX0005298889
(31 issues)

Rapid City (SD) Journal	1/01	TX0005298892
(31 issues)

ANNEX J

Rapid City (SD) Journal	2/01	TX0005312560
(28 issues)

Rapid City (SD) Journal	3/01	TX0005321466
(31 issues)

Rapid City (SD) Journal	11/00	TX0005355345
(30 issues)

Rapid City (SD) Journal	4/01	TX0005355327
(30 issues)

Rapid City (SD) Journal	5/01	TX0005355334
(31 issues)

Rapid City (SD) Journal	6/01	TX0005388852
(30 issues)

Rapid City (SD) Journal	9/99	TX0005022687
(30 issues)

Rapid City (SD) Journal	9/99	TX0005164206
(30 issues)

Rapid City (SD) Journal	10/99	TX0005164204
(31 issues)

Rapid City (SD) Journal	11/99	TX0005164207
(30 issues)

Rapid City (SD) Journal	12/99	TX0005164202
(31 issues)

Rapid City (SD) Journal	01/00	TX0005164200
(31 issues)

Rapid City (SD) Journal	02/00	TX0005164201
(29 issues)

Rapid City (SD) Journal	03/00	TX0005174072
(31 issues)

Rapid City (SD) Journal	04/00	TX0005174061
(30 issues)

Rapid City (SD) Journal	05/11	TX0005174060
(31 issues)

Rapid City (SD) Journal	06/00	TX0005174064
(30 issues)

Rapid City (SD) Journal	07/00	TX0005193662
(31 issues)

ANNEX J

Rapid City (SD) Journal	08/00	TX0005193665
(31 issues)

Rapid City (SD) Journal	09/98	TX0004836940
(30 issues)

Rapid City (SD) Journal	10/98	TX0004861595
(31 issues)

Rapid City (SD) Journal	11/98	TX0004861596
(30 issues)

Rapid City (SD) Journal	02/99	TX0004887992
(28 issues)

Rapid City (SD) Journal	12/98	TX0004894408
(31 issues)

Rapid City (SD) Journal	12/98	TX0004903323
(31 issues)

Rapid City (SD) Journal	01/99	TX0005000307
(31 issues)

Rapid City (SD) Journal	03/99	TX0005000306
(31 issues)

Rapid City (SD) Journal	04/99	TX0004986807
(30 issues)

Rapid City (SD) Journal	05/99	TX0004948842
(31 issues)

Rapid City (SD) Journal	06/99	TX0004054791
(30 issues)

Rapid City (SD) Journal	07/99	TX0003767473
(31 issues)

Rapid City (SD) Journal	08/99	TX0005028475
(31 issues)

Rapid City (SD) Journal	10/97	TX0004602223
(31 issues)

Rapid City (SD) Journal	11/97	TX0004616468
(30 issues)

Rapid City (SD) Journal	12/97	TX0004616473
(31 issues)

Rapid City (SD) Journal	01/98	TX0004637999
(31 issues)

ANNEX J

	Rapid City (SD) Journal	02/98	TX0004710215
(28 issues)

	Rapid City (SD) Journal	03/98	TX0004710237
(31 issues)

	Rapid City (SD) Journal	04/98	TX0004726279
(30 issues)

	Rapid City (SD) Journal	05/98	TX0004786544
(31 issues)

	Rapid City (SD) Journal	06/98	TX0004786543
(30 issues)

	Rapid City (SD) Journal	07/98	TX0004786545
(31 issues)

	Rapid City (SD) Journal	08/98	TX0004786542
(31 issues)

	Rapid City (SD) Journal	06/97	TX0004545011
(30 issues)

	Rapid City (SD) Journal	07/97	TX0004552196
(31 issues)

	Rapid City (SD) Journal	08/97	TX0004598840
(31 issues)

	Rapid City (SD) Journal	06/97	TX0004578177
(30 issues)

	Rapid City (SD) Journal	09/97	TX0004578174
(30 issues)

Muscatine Journal, division of Lee Enterprises, Incorporated	A pictorial history of Muscatine, Iowa	4/20/92	TX0003465483

Lee Enterprises, Incorporated d.b.a. Winona (MN) Daily News	Pieces of the past: celebrating Winonas first 150 years	9/19/01	TX0005528173

SEE EXHIBITS J-1 and J-2 ATTACHED HERETO.

ANNEX J

2.	Pulitzer Copyrights:

Copyright Claimant	Copyright Title	Publication Date	Registration No.
Farmington Press (whose sole owner is Pulitzer Missouri Newspapers, Inc.)	Effective evaluation : models for accountability	08/11/1981	TX0000746557

Flagstaff Publishing Co.	Allegro grazioso	05/31/1991	PAu001522940

	Amazing grace : arr. for handbells	05/31/1991	PAu001522936

	Balet Anglois : Allegretto	05/31/1991	PAu001522939

	Bendemeer’s stream : folk song	05/31/1991	PAu001522935

	A Christmas trilogy	05/31/1991	PA0000563485

	Au Couvent = Cathedral prelude	05/31/1991	PAu001522948

	Danse russe : Scherzo	05/31/1991	PAu001522941

	English folk song	05/31/1991	PAu001522938

	Evening song	05/31/1991	PAu001522945

	Fantasia on Christmas carols	05/31/1991	PA0000563499

	Gavotte in B-flat : Allegro	05/31/1991	PAu001522949

	Hark, the herald angels sing	05/31/1991	PA0000563498

	Hocket	05/31/1991	PAu001522946

	Kaleidoscope : Prelude for Pentecost	05/31/1991	PAu001522937

	Kamennoi-Ostrow = Reve Angelique	05/31/1991	PAu001522947

	Lied italienischer Marinari = Italian sailor’s song	05/31/1991	PAu001522943

	Musette	05/31/1991	PAu001522944

	The Music box	05/31/1991	PA0000563486

	Pange Lingua : Sarum plainsong (mode III)	05/31/1991	PAu001522934

	Suite for handbells	05/31/1991	PAu001522950

	Tamborin	05/31/1991	PAu001522942

Lompoc Record (whose sole owner is Santa Maria Times, Inc.)	Inmate wagers his life on a new identity; USP warden fears con is manipulating US prison system	01/23/1985	TX0001570683

ANNEX J

Pantagraph Publishing Co.	See list of serials attached hereto as Exhibit J-3
St. Louis Post-Dispatch LLC	See list of serials attached hereto as Exhibit III-B

	Saint Louis post-dispatch	05/02/2008	TX0006646973
Type of work: Serial
Issues registered: October 07 (31 issues)

	Saint Louis post-dispatch	09/03/2008	TX0006665115
Type of work: Serial
Issues registered: April 2008 (30 issues)

	Saint Louis post-dispatch	09/03/2008	TX0006665116
Type of work: Serial
Issues registered: May 2008 (31 issues)

	Saint Louis post-dispatch	05/03/2008	TX0006646973
Type of work: Serial
Issues registered: October 08 (31 issues)

	Saint Louis post-dispatch	02/23/2010	TX0006702286
Type of work: Serial
Issues registered: March 09 (31 issues)

	Saint Louis post-dispatch	02/23/2010	TX0006702287
Type of work: Serial
Issues registered: April 09 (30 issues)

	Saint Louis post-dispatch	03/08/2010	TX0006702264
Type of work: Serial
Issues registered: July 09 (31 issues)

	Saint Louis post-dispatch	03/08/2010	TX0006702268
Type of work: Serial
Issues registered: August 09 (31 issues)

	Saint Louis post-dispatch	05/05/2010	TX0006704263
Type of work: Serial
Issues registered: September 09 (30 issues)

	Saint Louis post-dispatch	05/05/2010	TX0006704262
Type of work: Serial
Issues registered: October 09 (31 issues)

	Saint Louis post-dispatch	03/19/2010	TX0006702449
Type of work: Serial
Issues registered: November 09 (30 issues)

	Saint Louis post-dispatch	05/24/2010	TX0006704110
Type of work: Serial
Issues registered: March 10 (31 issues)

	Saint Louis post-dispatch	03/14/2011	TX0006772293
Type of work: Serial
Issues registered: November 10 (30 issues)

	Saint Louis post-dispatch	pending	pending
Type of work: Serial
Issues: November 2007 (30 issues)

ANNEX J

	Saint Louis post-dispatch	08/02/2011	TX0006783632
Type of work: Serial
Issues registered: March 2011 (31 issues)

	Saint Louis post-dispatch	08/02/2011	TX0006783633
Type of work: Serial
Issues registered: April 2011 (30 issues)

	Saint Louis post-dispatch	pending	pending
Type of work: Serial
Issues: December 2007 (31 issues)

	Saint Louis post-dispatch	pending	pending
Type of work: Serial
Issues: January 08 (31 issues)

Times Mirror	Celebrating 70 : Mark McGwire’s historic season	11/20/1998	TX0004894995
Magazines, Inc.
Sporting News
Publishing Company,
Pulitzer Company. St.
Louis Post-Dispatch

Saint Louis Post- Dispatch (whose sole owner is The Pulitzer Publishing Company)	Candidates : a simulation game designed for use with the St. Louis Post-Dispatch	10/27/1978	TX0000136299

	Newspaper geography : learning map skills with the St. Louis post-dispatch, an independent newspaper, St. Louis globe-democrat, an independent newspaper	03/05/1981	TX0000658448

	Practical life skill activity cards : “newspaper activities corresponding to the objectives of the Missouri basic essential skills test”	10/30/1978	TX0000139435

	Brezhnev reported to have leukemia	02/21/1978	TX0000014182

Pulitzer Publishing Company (employer for hire)	“See-through” wall is invented for Jewish services	10/15/1998	TX0004751091

Saint Louis Post-	High and mighty : the flood of ‘93	01/24/1994	TX0003720674
Dispatch (employer for hire)

Saint Louis Post-	Newspapers and law-related education	10/13/1981	TX0000781663
Dispatch/Globe
Democrat

	Newspapers and law-related education : grades 5-9	10/13/1981	TX0000781662

Saint Louis Post- Dispatch	Saint Louis post-dispatch — the best recipes cookbook	11/14/1983	TX0001257986

ANNEX J

Pulitzer Inc.	See list of serials attached hereto as Exhibit III-C

SEE EXHIBITS J-3, J-4 AND J-5 ATTACHED HERETO.

ANNEX K

GRANT OF SECURITY INTEREST

IN UNITED STATES TRADEMARKS

FOR GOOD AND VALUABLE CONSIDERATION, receipt and sufficiency of which are hereby acknowledged, [Name of Grantor], a                   (the “Grantor”) with principal offices at             , hereby grants to [            ] as Collateral Agent, with principal offices at [            ] (the “Grantee”), for the benefit of the Secured Creditors, a continuing security interest in the Grantor’s Collateral, including all of the Grantor’s right, title and interest in, to and under (i) the Marks including but not limited to those set forth on Schedule A attached hereto and (ii) all Proceeds and products of, and all accessions to, substitutions and replacements for, and rents, profits and products of the Marks. Capitalized terms used herein without definition are used as defined in the Collateral Agreement referred to below.Grantor authorizes and requests that the U.S. Patent and Trademark Office and any other applicable government officer record this Grant.

THIS GRANT is made to secure the satisfactory performance and payment of all the Obligations of the Grantor pursuant to the Guarantee and Collateral Agreement among the Grantor, the other assignors from time to time party thereto and the Grantee, dated as of March 31, 2014 (as amended, modified, restated and/or supplemented from time to time, the “Collateral Agreement”). Upon the occurrence of the Termination Date, and receipt of a written request, the Grantee shall release the security interest in the Marks acquired under this Grant pursuant to the terms of the Collateral Agreement.

This Grant has been granted in conjunction with the security interest granted to the Grantee under the Collateral Agreement. The rights and remedies of the Grantee with respect to the security interest granted herein are as set forth in the Collateral Agreement, all terms and provisions of which are incorporated herein by reference. In the event that any provisions of this Grant are deemed to conflict with the Collateral Agreement, the provisions of the Collateral Agreement shall govern.

This Agreement and the rights and obligation of the parties hereunder shall be construed in accordance with and be governed by the laws of the State of New York.

[Remainder of this page intentionally left blank; signature page follows]

ANNEX K

IN WITNESS WHEREOF, the undersigned have executed this Grant as of the             day of             ,             .

[NAME OF GRANTOR], Grantor

By:
Name:
Title:

WILMINGTON TRUST NATIONAL
ASSOCIATION, as Collateral Agent and Grantee

By:
Name:
Title:

By:
Name:
Title:

ANNEX K

STATE OF	)
	)	ss.:
COUNTY OF	)

On this             day of             ,             , before me personally came             who, being by me duly sworn, did state as follows: that [s]he is             of [Name of Grantor], that [s]he is authorized to execute the foregoing Grant on behalf of said             and that [s]he did so by authority of the [Board of Directors] of said             .

Notary Public

ANNEX K

SCHEDULE A

MARK	REG. NO.	REG. DATE

ANNEX L

GRANT OF SECURITY INTEREST

IN UNITED STATES PATENTS

FOR GOOD AND VALUABLE CONSIDERATION, receipt and sufficiency of which are hereby acknowledged, [Name of Grantor], a             (the “Grantor”) with principal offices at                  , hereby grants to [            ], as Collateral Agent, with principal offices at             , (the “Grantee”), a continuing security interest in (i) all of the Grantor’s rights, title and interest in, to and under the United States patents (the “Patents”) set forth on Schedule A attached hereto, in each case together with (ii) all Proceeds (as such term is defined in the Collateral Agreement referred to below) and products of the Patents, and (iii) all causes of action arising prior to or after the date hereof for infringement of any of the Patents or unfair competition regarding the same.

THIS GRANT is made to secure the satisfactory performance and payment of all the Obligations of the Grantor, as such term is defined in the Second Lien Guarantee and Collateral Agreement among the Grantor, the other assignors from time to time party thereto and the Grantee, dated as of March 31, 2014 (as amended, modified, restated and/or supplemented from time to time, the “Collateral Agreement”). Upon the occurrence of the Termination Date (as defined in the Collateral Agreement), the Grantee shall execute, acknowledge, and deliver to the Grantor an instrument in writing releasing the security interest in the Patents acquired under this Grant.

This Grant has been granted in conjunction with the security interest granted to the Grantee under the Collateral Agreement. The rights and remedies of the Grantee with respect to the security interest granted herein are as set forth in the Collateral Agreement, all terms and provisions of which are incorporated herein by reference. In the event that any provisions of this Grant are deemed to conflict with the Collateral Agreement, the provisions of the Collateral Agreement shall govern.

[Remainder of this page intentionally left blank; signature page follows]

ANNEX L

IN WITNESS WHEREOF, the undersigned have executed this Grant as of the             day of             ,             .

[NAME OF GRANTOR], Grantor

By:
Name:
Title:

WILMINGTON TRUST NATIONAL
ASSOCIATION, as Collateral Agent and Grantee

By:
Name:
Title:

By:
Name:
Title:

ANNEX L

STATE OF	)
	)	ss.:
COUNTY OF	)

On this             day of             ,             , before me personally came             who, being by me duly sworn, did state as follows: that [s]he is             of [Name of Grantor], that [s]he is authorized to execute the foregoing Grant on behalf of said             and that [s]he did so by authority of the Board of Directors of said             .

Notary Public

ANNEX L

SCHEDULE A

PATENT	PATENT NO.	ISSUE DATE

ANNEX M

GRANT OF SECURITY INTEREST

IN UNITED STATES COPYRIGHTS

WHEREAS, [Name of Grantor], a                  (the “Grantor”), having its chief executive office at             ,             , is the owner of all right, title and interest in and to the United States copyrights and associated United States copyright registrations and applications for registration set forth in Schedule A attached hereto;

WHEREAS,             , as Collateral Agent, with principal offices at             , (the “Grantee”), desires to acquire a security interest in the Copyrights owned by Grantor, including said copyrights and copyright registrations and applications therefor; and

WHEREAS, the Grantor is willing to grant to the Grantee a security interest in and lien upon the Copyrights, including those copyright registrations and applications therefor described above.

NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, and subject to the terms and conditions of the Guarantee and Collateral Agreement, dated as of March 31, 2014, made by the Grantor, the other assignors from time to time party thereto and the Grantee (as amended, modified, restated and/or supplemented from time to time, the “Collateral Agreement”), the Grantor hereby assigns to the Grantee as collateral security, and grants to the Grantee a continuing security interest in, to and under the Copyrights owned by Grantor including the copyright registrations and applications therefor set forth in Schedule A attached hereto, for the benefit of Secured Creditors.

Grantor authorizes and requests that the Register of Copyrights and any other applicable government officer record this Grant.

Upon the occurrence of the Termination Date, and upon receipt of a written request, the Grantee shall release the security interest in the Copyrights acquired under this Grant pursuant to the terms of the Collateral Agreement.

This Grant has been granted in conjunction with the security interest granted to the Grantee under the Collateral Agreement. The rights and remedies of the Grantee with respect to the security interest granted herein are as set forth in the Collateral Agreement, all terms and provisions of which are incorporated herein by reference. In the event that any provisions of this Grant are deemed to conflict with the Collateral Agreement, the provisions of the Collateral Agreement shall govern. All capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Collateral Agreement.

This Agreement and the rights and obligations of the parties hereunder shall be construed in accordance with and be governed by the laws of the State of New York.

ANNEX M

[Remainder of this page intentionally left blank; signature page follows]

ANNEX M

IN WITNESS WHEREOF, the undersigned have executed this Grant as of the             day of             ,             .

[NAME OF GRANTOR], Grantor

By:
Name:
Title:

WILMINGTON TRUST NATIONAL
ASSOCIATION, as Collateral Agent and Grantee

By:
Name:
Title:

By:
Name:
Title:

ANNEX M

STATE OF	)
	)	ss.:
COUNTY OF	)

On this             day of             ,             , before me personally came             , who being duly sworn, did depose and say that [s]he is             of [Name of Grantor], that [s]he is authorized to execute the foregoing Grant on behalf of said corporation and that [s]he did so by authority of the Board of Directors of said corporation.

Notary Public

ANNEX M

SCHEDULE A

COPYRIGHT	REG. NO.	REG. DATE

ANNEX N

SCHEDULE OF STOCK

1.	Lee Enterprises, Incorporated

Name of Issuing Corporation	Type of Shares	Number of Shares	Certificate No.	Percentage Owned	Sub-clause of Section 1.1(b) of Security Agreement
Journal-Star Printing Co.	Common	1,000	2	100%	(i)

Accudata, Inc.	Common	1,000	1	100%	(i)

K. Falls Basin Publishing, Inc.	Common	666 2/3	7	100%	(i)

Lee Consolidated Holdings Co.	Common	250	1	100%	(i)

Lee Publications, Inc.	Class A Common	Class A Common 157,149	1091	100%	(i)

	Class B Common	Class B Common 17,415	27

ThePort Network, Inc.	Series A Preferred	1,666,667	A-41	6.21598%*	(i)

ThePort Network, Inc.	Series B Preferred	3,030,303	B-3	12.12121%*	(i)

*	Lee Enterprises, Incorporated owns 8.39868% of all the issued and outstanding shares of ThePort Network, Inc.

2.	INN Partners, L.C.

Name of Issuing Corporation	Type of Shares	Number of Shares	Certificate No.	Percentage Owned	Sub-clause of Section 1.1(b) of Security Agreement
RealMatch, LTD.	Common	184,236	Not Indicated	Unknown	(i)

				(Less than 50%)

RealMatch, LTD.	Common	27,778	Not Indicated	Unknown	(i)

				(Less than 50%)

ANNEX N

3.	Lee Publications, Inc.

Name of Issuing Corporation	Type of Shares	Number of Shares	Certificate No.	Percentage Owned	Sub-clause of Section 1.1(b) of Security Agreement
Lee Procurement Solutions Co.	Common	50,000	5	100%	(i)

Sioux City Newspapers, Inc.	Class A Common	Class A Common 7,272	16 & 17	100%	(i)

	Class B Common	Class B Common 7,575	8 & 9

Pulitzer Inc.	Common	1,000	3	100%	(i)

4.	Pulitzer Inc.

Name of Issuing Corporation	Type of Shares	Number of Shares	Certificate No.	Percentage Owned	Sub-clause of Section 1.1(b) of Security Agreement
Pulitzer Technologies, Inc.	Common	500	1	100%	(i)

Pulitzer Newspapers, Inc.	Common	9.3	1	100%	(i)

Star Publishing Company	Common	50,120	10	100%	(i)

ANNEX N

5.	Pulitzer Newspapers, Inc.

Name of Issuing Corporation	Type of Shares	Number of Shares	Certificate No.	Percentage Owned	Sub-clause of Section 1.1(b) of Security Agreement
Flagstaff Publishing Co.	Common	1,875	19	100%	(i)

Hanford Sentinel Inc.	Common	4,200	23	100%	(i)

Santa Maria Times, Inc.	Common	4,950	13	100%	(i)

Ynez Corporation	Common	90	1	100%	(i)

Napa Valley Publishing Co.	Common	8,000	29	100%	(i)

Pantagraph Publishing Co.	Common	100	4	100%	(i)

Southwestern Oregon Publishing Co.	Common	11,960	14	100%	(i)

Pulitzer Missouri Newspapers, Inc.	Common	48,504	4	100%	(i)

ANNEX O

SCHEDULE OF NOTES

1.	Lee Enterprises, Incorporated

Amount*	Maturity Date	Obligor	Sub-clause of Section 1.1(b) of Security Agreement
$1,452,000,000	Demand	Lee Publications, Inc.	(i)

$264,000,000	June 30, 2017	Lee Publications, Inc.	(i)

$59,300,000	June 30, 2017	Lee Publications, Inc.	(i)

$1,290,485.27	June 30, 2017	INN Partners, L.C.	(i)

2.	Lee Consolidated Holdings Co.

Amount*	Maturity Date	Obligor	Sub-clause of Section 1.1(b) of Security Agreement
$419,337,403	June 30, 2017	Lee Enterprises, Incorporated	(i)

3.	Lee Publications, Inc.

Amount*	Maturity Date	Obligor	Sub-clause of Section 1.1(b) of Security Agreement
$59,300,000	June 30, 2017	Sioux City Newspapers, Inc.	(i)

*	Original principal amount.

ANNEX P

SCHEDULE OF LIMITED LIABILITY COMPANY INTERESTS

1.	Accudata, Inc.

Name of Issuing Limited Liability Company	Type of Interest	Percentage Owned	Sub-clause of Section 1.1(b) of Security Agreement
Community Distribution Partners, LLC	LLC	50%	(iv)

INN Partners, L.C.	LLC	82.46%	(iv)

2.	Pulitzer, Inc.

Name of Issuing Limited Liability Company	Type of Interest	Percentage Owned	Sub-clause of Section 1.1(b) of Security Agreement
St. Louis Post-Dispatch LLC	LLC	98.95%	(iv)

STL Distribution Services LLC	LLC	98.95%	(iv)

Suburban Journals of Greater St. Louis LLC	LLC	100%	(iv)

Pulitzer Network Systems LLC	LLC	100%	(iv)

Media Brands, L.L.C.	LLC	< 50%	(iv)

3.	Pulitzer Newspapers, Inc.

None.

4.	St. Louis Post-Dispatch LLC

Name of Issuing Limited Liability Company	Type of Interest	Percentage Owned	Sub-clause of Section 1.1(b) of Security Agreement
Fairgrove LLC	LLC	100%	(iv)

ANNEX Q

SCHEDULE OF PARTNERSHIP INTERESTS

1.	Star Publishing Company

Name of Issuing Partnership	Type of Interest	Percentage Owned	Sub-clause of Section 1.1(b) of Security Agreement
TNI Partners	General Partnership	50%	(iv)

ANNEX R

FORM OF AGREEMENT REGARDING UNCERTIFICATED SECURITIES, LIMITED

LIABILITY COMPANY INTERESTS AND PARTNERSHIP INTERESTS

AGREEMENT (as amended, modified, restated and/or supplemented from time to time, this “Agreement”), dated as of [            , 20    ], among the undersigned Assignor (the “Assignor”),             , not in its individual capacity but solely as Collateral Agent (the “Assignee”), and [            ], as the issuer of the Uncertificated Securities, Limited Liability Company Interests and/or Partnership Interests (each as defined below) (the “Issuer”).

W I T N E S S E T H :

WHEREAS, the Assignor, certain of its affiliates and the Assignee have entered into a Second Lien Guarantee and Collateral Agreement, dated as of March 31, 2014 (as amended, modified, restated and/or supplemented from time to time, the “Collateral Agreement”), under which, among other things, in order to secure the payment of the Obligations (as defined in the Collateral Agreement), the Assignor has or will pledge to the Assignee for the benefit of the Secured Creditors (as defined in the Collateral Agreement), and grant a security interest in favor of the Assignee for the benefit of the Secured Creditors in, all of the right, title and interest of the Assignor in and to any and all [“uncertificated securities” (as defined in Section 8-102(a)(18) of the Uniform Commercial Code, as adopted in the State of New York) (“Uncertificated Securities”)] [Partnership Interests (as defined in the Collateral Agreement)] [Limited Liability Company Interests (as defined in the Collateral Agreement)], from time to time issued by the Issuer, whether now existing or hereafter from time to time acquired by the Assignor (with all of such [Uncertificated Securities] [Partnership Interests] [Limited Liability Company Interests] being herein collectively called the “Issuer Pledged Interests”); and

WHEREAS, the Assignor desires the Issuer to enter into this Agreement in order to perfect the security interest of the Assignee under the Collateral Agreement in the Issuer Pledged Interests, to vest in the Assignee control of the Issuer Pledged Interests and to provide for the rights of the parties under this Agreement;

NOW THEREFORE, in consideration of the premises and the mutual promises and agreements contained herein, and for other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. The Assignor hereby irrevocably authorizes and directs the Issuer, and the Issuer hereby agrees, to comply with any and all instructions and orders originated by the Assignee (and its successors and assigns) regarding any and all of the Issuer Pledged Interests without the further consent by the registered owner (including the Assignor), and, following its receipt of a notice from the Assignee stating that the Assignee is exercising exclusive control of the Issuer Pledged Interests, not to comply with any instructions or orders regarding any or all of the Issuer Pledged Interests originated by any person or entity other than the Assignee (and its successors and assigns) or a court of competent jurisdiction

ANNEX R

2. The Issuer hereby certifies that (i) no notice of any security interest, lien or other encumbrance or claim affecting the Issuer Pledged Interests (other than the security interest of the Assignee) has been received by it, and (ii) the security interest of the Assignee in the Issuer Pledged Interests has been registered in the books and records of the Issuer.

3. The Issuer hereby represents and warrants that (i) the pledge by the Assignor of, and the granting by the Assignor of a security interest in, the Issuer Pledged Interests to the Assignee, for the benefit of the Secured Creditors, does not violate the charter, by-laws, partnership agreement, membership agreement or any other agreement governing the Issuer or the Issuer Pledged Interests, and (ii) the Issuer Pledged Interests consisting of capital stock of a corporation are fully paid and nonassessable.

4. All notices, statements of accounts, reports, prospectuses, financial statements and other communications to be sent to the Assignor by the Issuer in respect of the Issuer will also be sent to the Assignee at the following address:

Attention:

Telephone No.:

Telecopier No.:

5. Following its receipt of a notice from the Assignee stating that the Assignee is exercising exclusive control of the Issuer Pledged Interests and until the Assignee shall have delivered written notice to the Issuer that the Termination Date under, and as defined in, the Collateral Agreement has occurred and this Agreement is terminated, the Issuer will send any and all redemptions, distributions, interest or other payments in respect of the Issuer Pledged Interests from the Issuer for the account of the Assignee only by wire transfers to such account as the Assignee shall instruct.

6. Except as expressly provided otherwise in Sections 4 and 5, all notices, instructions, orders and communications hereunder shall be sent or delivered by mail, telegraph, telex, telecopy, cable or overnight courier service and all such notices and communications shall, when mailed, telexed, telecopied, cabled or sent by overnight courier, be effective when deposited in the mails or delivered to overnight courier, prepaid and properly addressed for delivery on such or the next Business Day, or sent by telex or telecopier, except that notices and communications to the Assignee or the Issuer shall not be effective until received. All notices and other communications shall be in writing and addressed as follows:

(a)	if to the Assignor, at:

c/o Lee Enterprises, Incorporated

201 North Harrison Street

Davenport, Iowa 52801

Attention: Chief Financial Officer

ANNEX R

Telephone No.: (563) 383-2179

Telecopier No.: (563) 327-2600

(b)	if to the Assignee, at the address given in Section 4 hereof;

(c)	if to the Issuer, at:

or at such other address as shall have been furnished in writing by any Person described above to the party required to give notice hereunder. As used in this Section 6, “Business Day” means any day other than a Saturday, Sunday, or other day in which banks in New York are authorized to remain closed.

7. This Agreement shall be binding upon the successors and assigns of the Assignor and the Issuer and shall inure to the benefit of and be enforceable by the Assignee and its successors and assigns. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which shall constitute one instrument. In the event that any provision of this Agreement shall prove to be invalid or unenforceable, such provision shall be deemed to be severable from the other provisions of this Agreement which shall remain binding on all parties hereto. None of the terms and conditions of this Agreement may be changed, waived, modified or varied in any manner whatsoever except in writing signed by the Assignee, the Issuer and the Assignor.

8. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

*        *        *

ANNEX R

IN WITNESS WHEREOF, the Assignor, the Assignee and the Issuer have caused this Agreement to be executed by their duly elected officers duly authorized as of the date first above written.

[ ],
as Assignor

By:
Name:
Title:

WILMINGTON TRUST NATIONAL
ASSOCIATION, as Collateral Agent and Grantee,
not in its individual capacity but solely as
Collateral Agent and Assignee

By:
Name:
Title:

By:
Name:
Title:

[ ],
as the Issuer

By:
Name:
Title:

ANNEX S

SCHEDULE OF SECURITIES AND COMMODITIES ACCOUNTS

NONE

ANNEX T

CHATTEL PAPER, INSTRUMENTS AND CERTIFICATED SECURITIES

Entity	Issuer	Type of Organization	# or % of Shares or Interests Owned	Certificate No.
Lee Enterprises, Incorporated
	Journal-Star Printing Co.	Corporation	1,000 (100%)	2

	Accudata, Inc.	Corporation	1,000 (100%)	1

	K. Falls Basin Publishing, Inc.	Corporation	666 2/3 (100%)	7

	Lee Consolidated Holdings Co.	Corporation	250 (100%)	1

	Lee Publications, Inc.	Corporation	Class A Common 157,149 (100%)	1091

			Class B Common 17,415 (100%)	27

	Madison Newspapers, Inc. d/b/a Capital Newspapers	Corporation	50%	(not required)

	The Capital Times Company	Corporation	17% (Non-Voting)	(not required)

			415 Shares (Voting) (<50%)

	ThePort Network, Inc.	Corporation	1,666,667 Series A Preferred (<50%)	A-41

	ThePort Network, Inc.	Corporation	3,030,303 Series B Preferred (<50%)	B-3

	TPC at Deere Run	Corporation	De Minimis (less than $15,000)	Uncertificated

Lee Publications, Inc.

	Lee Procurement Solutions Co.	Corporation	50,000(100%)	5

ANNEX T

Entity	Issuer	Type of Organization	# or % of Shares or Interests Owned	Certificate No.
	Sioux City Newspapers, Inc.	Corporation	Class A Common 7,272	16 & 17

			Class B Common
			7,575	8 & 9

			(100%)

	Pulitzer Inc.	Corporation	1,000 (100%)	3

Accudata, Inc.

	INN Partners, L.C.	Limited Liability Company	82.46%	Uncertificated

	Community Distribution Partners, LLC	Limited Liability Company	50%	Uncertificated

Townnews.com (to be reissued to INN Partners, L.C.)

	RealMatch, LTD.	Israeli Private Company	184,236	Not indicated

	RealMatch, LTD.	Israeli Private Company	27,778	Not indicated

Pulitzer Inc.

	Pulitzer Technologies, Inc.	Corporation	500 (100%)	1

	St. Louis Post-Dispatch LLC	Limited Liability Company	98.95%	Uncertificated

	STL Distribution Services LLC	Limited Liability Company	98.95%	Uncertificated

	Pulitzer Newspapers, Inc.	Corporation	9.3 (100%)	1

	Suburban Journals of Greater St. Louis LLC	Limited Liability Company	100%	Uncertificated

	Pulitzer Network Systems LLC	Limited Liability Company	100%	Uncertificated

ANNEX T

Entity	Issuer	Type of Organization	# or % of Shares or Interests Owned	Certificate No.
	Star Publishing Company	Corporation	50,120 (100%)	10

	Sandler Capital Partners IV, L.P.	Limited Partnership	<50%	Uncertificated

	Sandler Capital Partners, IV FTE, L.P.	Limited Partnership	<50%	Uncertificated

	Sandler Capital Partners V, L.P.	Limited Partnership	<50%	Uncertificated

	Sandler Capital Partners V FTE, L.P.	Limited Partnership	<50%	Uncertificated

	Sandler Capital Partners V Germany, L.P.	Limited Partnership	<50%	Uncertificated

	21st Century Communications Partners, L.P.	Limited Partnership	<50%	Uncertificated

	21st Century Communications T-E Partners, L.P.	Limited Partnership	<50%	Uncertificated

	21st Century Communications Foreign Partners, L.P.	Limited Partnership	<50%	Uncertificated

	St. Louis Equity Funds, Inc.	Limited Partnership	<50%	Uncertificated

Pulitzer Newspapers, Inc.

	Flagstaff Publishing Co.	Corporation	1,875 (100%)	19

	Hanford Sentinel Inc.	Corporation	4,200 (100%)	23

	Santa Maria Times, Inc.	Corporation	4,950 (100%)	13

	Ynez Corporation	Corporation	90 (100%)	1

	Napa Valley Publishing Co.	Corporation	8,000 (100%)	29

	Pantagraph Publishing Co.	Corporation	100 (100%)	4

ANNEX T

Entity	Issuer	Type of Organization	# or % of Shares or Interests Owned	Certificate No.
	Southwestern Oregon Publishing Co.	Corporation	11,960 (100%)	14

	Pulitzer Missouri Newspapers, Inc.	Corporation	48,504 (100%)	4

St. Louis Post-Dispatch LLC

	Fairgrove LLC	Limited Liability Company	100%	Uncertificated

Pulitzer Technologies, Inc.

	STL Distribution Services LLC	Limited Liability Company	1.05%	Uncertificated

	St. Louis Post-Dispatch LLC	Limited Liability Company	1.05%	Uncertificated

Star Publishing Company

	TNI Partners	General Partnership	50%	Uncertificated